                                                                                                                              EXHIBIT A

                                                    FORM OF CLASS A-[_] CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT
CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986 [COUPLED WITH THE
RIGHT TO RECEIVE PAYMENTS UNDER THE YIELD MAINTENANCE AGREEMENT].

         THE CERTIFICATE  PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL  PAYMENTS HEREON AND REALIZED LOSSES
ALLOCABLE  HERETO.  ACCORDINGLY,  FOLLOWING  THE INITIAL  ISSUANCE  OF THE  CERTIFICATES,  THE  CERTIFICATE  PRINCIPAL  BALANCE OF THIS
CERTIFICATE  WILL BE DIFFERENT FROM THE  DENOMINATION  SHOWN BELOW.  ANYONE  ACQUIRING THIS  CERTIFICATE  MAY ASCERTAIN ITS CERTIFICATE
PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

         UNLESS THIS  CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST COMPANY TO THE ISSUER OR ITS
AGENT FOR  REGISTRATION OF TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY CERTIFICATE  ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH
OTHER NAME AS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY
TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF,  CEDE &
CO., HAS AN INTEREST HEREIN.

CUSIP: _____________________                                 Certificate No. A-[__]-__
Date of Pooling and Servicing Agreement                      [Adjustable Pass-Through Rate]
and Cut-off Date:  [____] 1, 20[__]                          [Fixed Pass-Through Rate]
First Distribution Date:  [_____], 20[__]                    Aggregate Initial Certificate Principal
                                                             Balance of the Class A-[_] Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Certificate Principal Balance of this
Residential Funding Corporation                              Class A-[_] Certificate:
                                                             $___________________________
Final Scheduled Distribution Date:
__________ __, 20__

                                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                          SERIES 20[__]-KS[_]

                  evidencing a percentage  interest in the  distributions  allocable to the  Class A-[_]  Certificates with respect to a Trust Fund consisting primarily of a pool of [fixed]  [adjustable]  interest rate, first [and  junior]  lien  mortgage  loans on one- to  four-family  residential  properties  sold by
                  RESIDENTIAL ASSET SECURITIES CORPORATION

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in
Residential  Asset  Securities  Corporation,  the  Master  Servicer,  the  Trustee  referred  to  below or  [________]  or any of their affiliates.  Neither this  Certificate  nor the  underlying  Mortgage  Loans are  guaranteed or insured by any  governmental  agency or instrumentality  or by  Residential  Asset  Securities  Corporation,  the Master  Servicer,  the Trustee or  [________] or any of their affiliates.  None of the  Depositor,  the Master  Servicer,  [__________]  or any of their  affiliates  will have any  obligation  with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that [Cede & Co.] is the registered owner of the Percentage  Interest  evidenced by this Certificate in certain distributions  with respect to the Trust Fund  consisting  primarily of an interest in a pool of [fixed]  [adjustable]  interest  rate, first  lien  mortgage  loans  on one- to  four-  family  residential  properties,  sold by  Residential  Asset  Securities  Corporation
(hereinafter  called the "Depositor,"  which term includes any successor entity under the Agreement  referred to below). The Trust Fund was created pursuant to a Pooling and Servicing  Agreement dated as specified above (the "Agreement")  among the Depositor,  the Master
Servicer  and  [__________],  as trustee  (the  "Trustee"),  a summary of certain  of the  pertinent  provisions  of which is set forth hereafter.  To the extent not defined  herein,  the  capitalized  terms used herein have the meanings  assigned in the Agreement.  This
Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is  registered  at the close of business on the Business  Day  immediately  preceding  that
Distribution  Date (the  "Record  Date"),  from the  related  Available  Distribution  Amount in an amount  equal to the product of the
Percentage  Interest  evidenced by this  Certificate  and the amount of interest and principal,  if any,  required to be distributed to
Holders of Class A-[_] Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent  appointed by the Trustee in immediately  available  funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person  shall have so notified  the Master  Servicer or such  Paying  Agent,  or by check  mailed to the address of the
Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of, this Certificate at the office or agency appointed by the Trustee for that purpose in  [______________].  The Initial  Certificate  Principal  Balance of this  Certificate  is set forth above.  The  Certificate
Principal  Balance  hereof will be reduced [to the extent of  distributions  allocable to principal and any Realized  Losses  allocable hereto] [from time to time pursuant to the Agreement].

         This  Certificate  is one of a duly  authorized  issue of  Certificates  issued in  several  Classes  designated  as  Mortgage
Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more  specifically set forth herein and in the Agreement.  In the event Master Servicer funds are advanced with respect to any Mortgage
Loan, such advance is reimbursable to the Master  Servicer,  to the extent provided in the Agreement,  from related  recoveries on such
Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master  Servicer  from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such purposes  including  without  limitation  reimbursement  to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Depositor,  the Master  Servicer  and the Trustee and the rights of the  Certificateholders  under the
Agreement  from time to time by the  Depositor,  the Master  Servicer and the Trustee  with the consent of the Holders of  Certificates evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the  Holder of this  Certificate  shall be  conclusive  and  binding  on such  Holder  and upon all  future  holders of this
Certificate  and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment  thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and,  in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed  by the Trustee in  [__________________],  duly  endorsed  by, or  accompanied  by an  assignment  in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such  Holder's  attorney  duly  authorized  in writing,  and there upon one or more new  Certificates  of  authorized  denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor,  the Master Servicer,  the Trustee,  and the Certificate  Registrar and any agent of the Depositor,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following  the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage  Loan  subject  thereto or the disposition  of all property  acquired upon  foreclosure  or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Holder of the Class SB Certificates  or the Master  Servicer,  as described in the Agreement,  from the Trust Fund of all remaining
Mortgage  Loans and all property  acquired in respect of such  Mortgage  Loans or the  Certificates,  in either case thereby  effecting early  retirement of the  Certificates.  The Agreement  permits,  but does not require,  the Holder of the Class SB Certificates or the
Master Servicer,  as described in the Agreement,  (i) to purchase,  at a price  determined as provided in the Agreement,  all remaining
Mortgage  Loans and all property  acquired in respect of any Mortgage Loan or (ii) to  purchase in whole,  but not in part,  all of the
Certificates  from the Holders thereof,  provided,  that any such option may only be exercised if the Stated  Principal  Balance before giving effect to the  distributions to be made on such  Distribution Date of the Mortgage Loans, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              [_______________________],
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                                     Certificate of Authentication

         This is one of the Class A-[_] Certificates referred to in the within-mentioned Agreement.

                                                              [________________________],
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                              ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite  name and address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within
Trust  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate  Register of the
Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

___________________________________________________________________________________________________________________
                                                              Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions     shall     be    made,     by    wire     transfer     or     otherwise,     in     immediately     available     fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This    information    is    provided   by    ___________________________________,    the    assignee    named    above,    or
______________________________, as its agent.

                                                                                                                              EXHIBIT B

                                                    FORM OF CLASS M-[_] CERTIFICATE

         THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE CLASS A  AND CLASS  M-[_]  CERTIFICATES  AS  DESCRIBED  IN THE
AGREEMENT (AS DEFINED HEREIN).

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY,  A NEW YORK CORPORATION
("DTC"),  TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE &
CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT
CONDUIT,"  AS THOSE TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE  INTERNAL  REVENUE  CODE OF 1986 (THE "CODE")
[COUPLED WITH THE RIGHT TO RECEIVE PAYMENTS UNDER THE YIELD MAINTENANCE AGREEMENT].

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE  DEEMED  TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR  HOLDING  OF THIS
CERTIFICATE  (OR INTEREST  THEREIN)  THAT EITHER  (A) SUCH  TRANSFEREE  IS NOT AN EMPLOYEE  BENEFIT  PLAN OR OTHER PLAN OR  ARRANGEMENT
SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR
SECTION 4975 OF THE CODE OR A PERSON  (INCLUDING AN INSURANCE  COMPANY INVESTING ITS GENERAL ACCOUNT,  AN INVESTMENT  MANAGER,  A NAMED
FIDUCIARY  OR A TRUSTEE  OF ANY SUCH  PLAN)  WHO IS USING  "PLAN  ASSETS"  OF ANY SUCH PLAN TO  EFFECT  SUCH  ACQUISITION  (EACH OF THE
FOREGOING,  A "PLAN INVESTOR"),  (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED
TRANSACTION  EXEMPTION ("PTE") 94-29, AS MOST RECENTLY AMENDED,  67 FED. REG. 54487 (AUGUST 22, 2002), (THE "RFC EXEMPTION"),  AND THAT
IT UNDERSTANDS  THAT THERE ARE CERTAIN  CONDITIONS TO THE  AVAILABILITY OF THE RFC EXEMPTION  INCLUDING THAT THIS  CERTIFICATE  MUST BE
RATED,  AT THE TIME OF  PURCHASE,  NOT LOWER THAN  "BBB-" (OR ITS  EQUIVALENT)  BY  STANDARD & POOR'S,  FITCH OR MOODY'S OR  (C)(I) THE
TRANSFEREE  IS AN INSURANCE  COMPANY,  (II) THE  SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS  CERTIFICATE  IS AN  "INSURANCE  COMPANY
GENERAL  ACCOUNT" (AS DEFINED IN U.S.  DEPARTMENT  OF LABOR  PROHIBITED  TRANSACTION  CLASS EXEMPTION  ("PTCE")  95-60),  AND (III) THE
CONDITIONS  SET FORTH IN  SECTIONS  I AND III OF PTCE 95-60  HAVE BEEN  SATISFIED  (EACH  ENTITY  THAT  SATISFIES  THIS  CLAUSE  (C), A
"COMPLYING INSURANCE COMPANY").

         IF THIS  CERTIFICATE  (OR ANY  INTEREST  THEREIN) IS  ACQUIRED  OR HELD BY ANY PERSON  THAT DOES NOT  SATISFY  THE  CONDITIONS
DESCRIBED IN THE PRECEDING  PARAGRAPH,  THEN THE LAST PRECEDING  TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR,  (II) ACQUIRED SUCH
CERTIFICATE  IN  COMPLIANCE  WITH THE RFC  EXEMPTION,  OR (III) IS A  COMPLYING  INSURANCE  COMPANY  SHALL BE  RESTORED,  TO THE EXTENT
PERMITTED  BY LAW,  TO ALL RIGHTS AND  OBLIGATIONS  AS  CERTIFICATE  OWNER  THEREOF  RETROACTIVE  TO THE DATE OF SUCH  TRANSFER OF THIS
CERTIFICATE.  THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS  CERTIFICATE  TO SUCH PRECEDING
TRANSFEREE.

         ANY  PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION  OR HOLDING OF THIS  CERTIFICATE  (OR INTEREST  THEREIN) WAS EFFECTED IN
VIOLATION  OF THE  RESTRICTIONS  IN SECTION  5.02(f) OF THE POOLING AND  SERVICING  AGREEMENT  SHALL  INDEMNIFY  AND HOLD  HARMLESS THE
DEPOSITOR,  THE TRUSTEE,  THE MASTER SERVICER,  ANY SUBSERVICER,  AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES,  CLAIMS,
COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

CUSIP: _____________________                                 Certificate No. M-[__]-__
Date of Pooling and Servicing Agreement                      [Adjustable Pass-Through Rate]
and Cut-off Date: [____] 1, 20[__]                           [Fixed Pass-Through Rate]
First Distribution Date:  [_____], 20[__]                    Aggregate Initial Certificate Principal
                                                             Balance of the Class M-[_] Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Certificate Principal Balance of this
Residential Funding Corporation                              Class M-[_] Certificate:
                                                             $___________________________
Final Scheduled Distribution Date:
__________ __, 20__

                                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                          SERIES 20[__]-KS[_]

                  evidencing a percentage  interest in the  distributions  allocable to the  Class M-[_]  Certificates with respect to a Trust Fund consisting primarily of a pool of [fixed]  [adjustable]  interest rate, first [and  junior]  lien  mortgage  loans on one- to  four-family  residential  properties  sold by
                  RESIDENTIAL ASSET SECURITIES CORPORATION

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in
Residential  Asset  Securities  Corporation,  the  Master  Servicer,  the  Trustee  referred  to  below or  [________]  or any of their affiliates.  Neither this  Certificate  nor the  underlying  Mortgage  Loans are  guaranteed or insured by any  governmental  agency or instrumentality  or by  Residential  Asset  Securities  Corporation,  the Master  Servicer,  the Trustee or  [________] or any of their affiliates.  None of the Depositor,  the Master  Servicer,  [_______________]  or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that [Cede & Co.] is the registered owner of the Percentage  Interest  evidenced by this Certificate in certain distributions  with respect to the Trust Fund  consisting  primarily of an interest in a pool of [fixed]  [adjustable]  interest  rate, first lien mortgage loans on one- to four- family residential  properties (the "Mortgage Loans"),  sold by Residential Asset Securities
Corporation  (hereinafter  called the "Depositor," which term includes any successor entity under the Agreement referred to below). The
Trust Fund was created pursuant to a Pooling and Servicing  Agreement dated as specified above (the  "Agreement")  among the Depositor, the Master Servicer and [_____________],  as trustee (the "Trustee"),  a summary of certain of the pertinent provisions of which is set forth  hereafter.  To the extent not defined  herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.
This  Certificate  is issued under and is subject to the terms,  provisions and  conditions of the  Agreement,  to which  Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is  registered  at the close of business on the Business  Day  immediately  preceding  that
Distribution  Date (the  "Record  Date"),  from the  related  Available  Distribution  Amount in an amount  equal to the product of the
Percentage  Interest  evidenced by this  Certificate  and the amount of interest and principal,  if any,  required to be distributed to
Holders of Class M-[_] Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent  appointed by the Trustee in immediately  available  funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person  shall have so notified  the Master  Servicer or such  Paying  Agent,  or by check  mailed to the address of the
Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of, this Certificate at the office or agency appointed by the Trustee for that purpose in  [__________________].  The Initial  Certificate  Principal  Balance of this Certificate is set forth above. The Certificate
Principal  Balance  hereof will be reduced to the extent of  distributions  allocable to principal  and any Realized  Losses  allocable hereto.

         Any  Transferee of this Class M Certificate  will be deemed to have made  representations  relating to the  permissibility  of such transfer under ERISA and  Section 4975 of the Code, as described in Section 5.02(f) of the Agreement.  In addition,  any purported
Certificate  Owner  whose  acquisition  or holding  of this  Certificate  (or  interest  therein)  was  effected  in  violation  of the restrictions in Section 5.02(f) of the Agreement shall  indemnify and hold harmless the Depositor,  the Trustee,  the Master  Servicer, any Subservicer,  any underwriter and the Trust Fund from and against any and all liabilities,  claims,  costs or expenses  incurred by such parties as a result of such acquisition or holding.

         This  Certificate  is one of a duly  authorized  issue of  Certificates  issued in  several  Classes  designated  as  Mortgage
Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more  specifically set forth herein and in the Agreement.  In the event Master Servicer funds are advanced with respect to any Mortgage
Loan, such advance is reimbursable to the Master  Servicer,  to the extent provided in the Agreement,  from related  recoveries on such
Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master  Servicer  from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such purposes  including  without  limitation  reimbursement  to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Depositor,  the Master  Servicer  and the Trustee and the rights of the  Certificateholders  under the
Agreement  from time to time by the  Depositor,  the Master  Servicer and the Trustee  with the consent of the Holders of  Certificates evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the  Holder of this  Certificate  shall be  conclusive  and  binding  on such  Holder  and upon all  future  holders of this
Certificate  and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment  thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and,  in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed  by the Trustee in  [__________________],  duly  endorsed  by, or  accompanied  by an  assignment  in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such  Holder's  attorney  duly  authorized  in writing,  and there upon one or more new  Certificates  of  authorized  denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor,  the Master Servicer,  the Trustee,  and the Certificate  Registrar and any agent of the Depositor,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following  the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage  Loan  subject  thereto or the disposition  of all property  acquired upon  foreclosure  or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Holder of the Class SB Certificates  or the Master  Servicer,  as described in the Agreement,  from the Trust Fund of all remaining
Mortgage  Loans and all property  acquired in respect of such  Mortgage  Loans or the  Certificates,  in either case thereby  effecting early  retirement of the  Certificates.  The Agreement  permits,  but does not require,  the Holder of the Class SB Certificates or the
Master Servicer,  as described in the Agreement,  (i) to purchase,  at a price  determined as provided in the Agreement,  all remaining
Mortgage  Loans and all property  acquired in respect of any Mortgage Loan or (ii) to  purchase in whole,  but not in part,  all of the
Certificates  from the Holders thereof,  provided,  that any such option may only be exercised if the Stated  Principal  Balance before giving effect to the  distributions to be made on such  Distribution Date of the Mortgage Loans, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              [____________________],
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                                     Certificate of Authentication

         This is one of the Class M-[_] Certificates referred to in the within-mentioned Agreement.

                                                              [_______________________],
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                              ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite  name and address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within
Trust  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate  Register of the
Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

___________________________________________________________________________________________________________________
                                                              Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions     shall     be    made,     by    wire     transfer     or     otherwise,     in     immediately     available     fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This    information    is    provided   by    ___________________________________,    the    assignee    named    above,    or
______________________________, as its agent.

                                                                                                                            EXHIBIT C-1

                                             FORM OF RULE 144A GLOBAL CLASS B CERTIFICATE

         THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS M CERTIFICATES  [AND CLASS B-1  CERTIFICATE] AS
DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY,  A NEW YORK CORPORATION
("DTC"),  TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE &
CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT
CONDUIT,"  AS THOSE TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE  INTERNAL  REVENUE  CODE OF 1986 (THE "CODE")
[COUPLED WITH THE RIGHT TO RECEIVE PAYMENTS UNDER THE YIELD MAINTENANCE AGREEMENT].

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE  DEEMED  TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR  HOLDING  OF THIS
CERTIFICATE  (OR INTEREST  THEREIN)  THAT EITHER  (A) SUCH  TRANSFEREE  IS NOT AN EMPLOYEE  BENEFIT  PLAN OR OTHER PLAN OR  ARRANGEMENT
SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR
SECTION 4975 OF THE CODE OR A PERSON  (INCLUDING AN INSURANCE  COMPANY INVESTING ITS GENERAL ACCOUNT,  AN INVESTMENT  MANAGER,  A NAMED
FIDUCIARY  OR A TRUSTEE  OF ANY SUCH  PLAN)  WHO IS USING  "PLAN  ASSETS"  OF ANY SUCH PLAN TO  EFFECT  SUCH  ACQUISITION  (EACH OF THE
FOREGOING,  A "PLAN  INVESTOR"),  OR (B) IT HAS  ACQUIRED  AND IS HOLDING  THIS  CERTIFICATE  IN RELIANCE ON U.S.  DEPARTMENT  OF LABOR
PROHIBITED  TRANSACTION  EXEMPTION ("PTE") 94-29, AS MOST RECENTLY AMENDED, 67 FED. REG. 54487 (AUGUST 22, 2002) (THE "RFC EXEMPTION"),
AND THAT IT UNDERSTANDS  THAT THERE ARE CERTAIN  CONDITIONS TO THE  AVAILABILITY OF THE RFC EXEMPTION,  INCLUDING THAT THIS CERTIFICATE
MUST BE RATED,  AT THE TIME OF  PURCHASE,  NOT LOWER  THAN  "BBB-"  (OR ITS  EQUIVALENT)  BY  STANDARD  & POOR'S,  FITCH OR  MOODY'S OR
(C)(I) THE  TRANSFEREE IS AN INSURANCE  COMPANY,  (II) THE  SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS  CERTIFICATE IS AN "INSURANCE
COMPANY  GENERAL  ACCOUNT"  (AS DEFINED IN  U.S. DEPARTMENT  OF LABOR  PROHIBITED  TRANSACTION  CLASS EXEMPTION  ("PTCE")  95-60),  AND
(III) THE  CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED  (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A
"COMPLYING INSURANCE COMPANY").

         IF THIS  CERTIFICATE  (OR ANY  INTEREST  THEREIN) IS  ACQUIRED  OR HELD BY ANY PERSON  THAT DOES NOT  SATISFY  THE  CONDITIONS
DESCRIBED IN THE PRECEDING  PARAGRAPH,  THEN THE LAST PRECEDING  TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR,  (II) ACQUIRED SUCH
CERTIFICATE  IN  COMPLIANCE  WITH THE RFC  EXEMPTION,  OR (III) IS A  COMPLYING  INSURANCE  COMPANY  SHALL BE  RESTORED,  TO THE EXTENT
PERMITTED  BY LAW,  TO ALL RIGHTS AND  OBLIGATIONS  AS  CERTIFICATE  OWNER  THEREOF  RETROACTIVE  TO THE DATE OF SUCH  TRANSFER OF THIS
CERTIFICATE.  THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS  CERTIFICATE  TO SUCH PRECEDING
TRANSFEREE.

         ANY  PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION  OR HOLDING OF THIS  CERTIFICATE  (OR INTEREST  THEREIN) WAS EFFECTED IN
VIOLATION  OF THE  RESTRICTIONS  IN SECTION  5.02(f) OF THE POOLING AND  SERVICING  AGREEMENT  SHALL  INDEMNIFY  AND HOLD  HARMLESS THE
DEPOSITOR,  THE TRUSTEE,  THE MASTER SERVICER,  ANY SUBSERVICER,  AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES,  CLAIMS,
COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

         NO TRANSFER OF THIS  CERTIFICATE OR INTEREST HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  UNLESS THAT TRANSFER IS MADE
PURSUANT TO AN EFFECTIVE  REGISTRATION  STATEMENT UNDER THE 1933 ACT, AND EFFECTIVE  REGISTRATION  OR  QUALIFICATION  UNDER  APPLICABLE
STATE  SECURITIES  LAWS,  OR IS MADE IN A  TRANSACTION  THAT DOES NOT REQUIRE SUCH  REGISTRATION  OR  QUALIFICATION.  FURTHERMORE,  THE
AGREEMENT  PROVIDES  THAT NO  TRANSFER  OF THIS  CERTIFICATE  OR  INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  EXCEPT
(I) OUTSIDE  THE UNITED STATES TO ENTITIES WHICH ARE NOT U.S.  PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE 1933 ACT OR (II) IN
RELIANCE ON RULE 144A UNDER THE 1933 ACT ("RULE 144A") TO A QUALIFIED  INSTITUTIONAL  BUYER (AS DEFINED IN RULE 144A) THAT IS ACQUIRING
THIS CERTIFICATE OR INTEREST HEREIN FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER.

         EACH HOLDER OF THIS  CERTIFICATE WILL BE DEEMED TO HAVE  ACKNOWLEDGED AND AGREED THAT (I) IT IS (A) A QUALIFIED  INSTITUTIONAL
BUYER AND IS ACQUIRING THIS CERTIFICATE FOR ITS OWN INSTITUTIONAL  ACCOUNT OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED  INSTITUTIONAL
BUYER,  OR (B) IT IS NOT A U.S.  PERSON AND IS ACQUIRING  THIS  CERTIFICATE  OUTSIDE THE UNITED STATES (A  "REGULATION  S  PURCHASER");
(II) IT  UNDERSTANDS  THAT THIS  CERTIFICATE IS BEING  TRANSFERRED TO IT IN A TRANSACTION  NOT INVOLVING ANY PUBLIC OFFERING WITHIN THE
MEANING OF THE 1933 ACT,  AND THAT,  IF IN THE  FUTURE IT  DECIDES TO RESELL,  PLEDGE OR  OTHERWISE  TRANSFER  THIS  CERTIFICATE,  THIS
CERTIFICATE MAY BE RESOLD,  PLEDGED OR TRANSFERRED  ONLY IN ACCORDANCE WITH APPLICABLE  STATE  SECURITIES LAWS AND (A) IN A TRANSACTION
MEETING THE  REQUIREMENTS  OF RULE 144A,  TO A PERSON THAT THE SELLER  REASONABLY  BELIEVES  IS A  QUALIFIED  INSTITUTIONAL  BUYER THAT
PURCHASES  FOR ITS OWN ACCOUNT (OR FOR THE  ACCOUNT OR  ACCOUNTS OF A QUALIFIED  INSTITUTIONAL  BUYER) AND TO WHOM NOTICE IS GIVEN THAT
THE RESALE,  PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (B) IN AN OFFSHORE  TRANSACTION IN ACCORDANCE  WITH RULE 903
OR RULE 904 OF REGULATION S.

         THE HOLDER OF THIS CERTIFICATE  DESIRING TO EFFECT ANY TRANSFER,  SALE, PLEDGE OR OTHER  DISPOSITION  SHALL, AND BY ACCEPTANCE
OF THIS  CERTIFICATE WILL BE DEEMED TO HAVE AGREED TO,  INDEMNIFY THE TRUSTEE,  THE DEPOSITOR,  THE MASTER SERVICER AND THE CERTIFICATE
REGISTRAR  AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER,  SALE, PLEDGE OR OTHER DISPOSITION IS NOT SO EXEMPT OR IS NOT MADE IN
ACCORDANCE WITH SUCH FEDERAL AND STATE LAWS AND THE AGREEMENT.

CUSIP: _____________________                                 Certificate No. B-__
Date of Pooling and Servicing Agreement                      [Adjustable Pass-Through Rate]
and Cut-off Date:  [____] 1, 20[__]                          [Fixed Pass-Through Rate]
First Distribution Date:  [_____], 20[__]                    Aggregate Initial Certificate Principal
                                                             Balance of the Class B Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Certificate Principal Balance of this Class B
Residential Funding Corporation                              Certificate:
                                                             $___________________________
Final Scheduled Distribution Date:
__________ __, 20__

CUSIP:                                                       Certificate No. B-1

                                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                          SERIES 20[__]-KS[_]

                  evidencing a percentage  interest in the  distributions  allocable to the Class B Certificates  with respect  to a Trust Fund  consisting  primarily  of a pool of fixed and  adjustable  interest  rate, first lien mortgage loans on one- to four-family  residential  properties sold by RESIDENTIAL  ASSET
                  SECURITIES CORPORATION

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in
Residential  Asset Securities  Corporation,  the Master  Servicer,  the Trustee  referred to below or  [_____________]  or any of their affiliates.  Neither this  Certificate  nor the  underlying  Mortgage  Loans are  guaranteed or insured by any  governmental  agency or instrumentality  or by Residential Asset Securities  Corporation,  the Master Servicer,  the Trustee or [_____________] or any of their affiliates.  None of the Depositor,  the Master  Servicer,  [____________]  or any of their  affiliates  will have any obligation  with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that Cede & Co. is the registered  owner of the Percentage  Interest  evidenced by this  Certificate in certain distributions  with  respect to the Trust Fund  consisting  primarily  of an  interest  in a pool of fixed  interest  rate,  first lien mortgage loans on one- to four- family residential  properties,  sold by Residential Asset Securities  Corporation  (hereinafter called the "Depositor,"  which term includes any successor entity under the Agreement  referred to below). The Trust Fund was created pursuant to a Pooling and  Servicing  Agreement  dated as  specified  above (the  "Agreement")  among the  Depositor,  the Master  Servicer  and
[____________],  as trustee (the "Trustee"),  a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein,  the capitalized terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is registered at the close of business on the last Business Day of the month next preceding the month in which the related  Distribution  Date occurs,  except in the case of the first Record Date which shall be the Closing Date
(the "Record  Date"),  from the related  Available  Distribution  Amount in an amount equal to the product of the  Percentage  Interest evidenced by this  Certificate  and the amount of interest and  principal,  if any,  required to be  distributed  to Holders of Class B
Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent  appointed by the Trustee in immediately  available  funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person  shall have so notified  the Master  Servicer or such  Paying  Agent,  or by check  mailed to the address of the
Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of, this Certificate at the office or agency appointed by the Trustee for that purpose in  [__________________].  The Initial  Certificate  Principal  Balance of this Certificate is set forth above. The Certificate
Principal  Balance  hereof will be reduced to the extent of  distributions  allocable to principal  and any Realized  Losses  allocable hereto.

         Any  Transferee of this Class B Certificate  will be deemed to have made  representations  relating to the  permissibility  of such transfer under ERISA and  Section 4975 of the Code, as described in Section 5.02(f) of the Agreement.  In addition,  any purported
Certificate  Owner  whose  acquisition  or holding  of this  Certificate  (or  interest  therein)  was  effected  in  violation  of the restrictions in Section 5.02(f) of the Agreement shall  indemnify and hold harmless the Depositor,  the Trustee,  the Master  Servicer, any Subservicer,  any underwriter and the Trust Fund from and against any and all liabilities,  claims,  costs or expenses  incurred by such parties as a result of such acquisition or holding.

         This  Certificate  is one of a duly  authorized  issue of  Certificates  issued in  several  Classes  designated  as  Mortgage
Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more  specifically set forth herein and in the Agreement.  In the event Master Servicer funds are advanced with respect to any Mortgage
Loan, such advance is reimbursable to the Master  Servicer,  to the extent provided in the Agreement,  from related  recoveries on such
Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master  Servicer  from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such purposes  including  without  limitation  reimbursement  to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Depositor,  the Master  Servicer  and the Trustee and the rights of the  Certificateholders  under the
Agreement  from time to time by the  Depositor,  the Master  Servicer and the Trustee  with the consent of the Holders of  Certificates evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the  Holder of this  Certificate  shall be  conclusive  and  binding  on such  Holder  and upon all  future  holders of this
Certificate  and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment  thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and,  in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed  by the Trustee in  [__________________],  duly  endorsed  by, or  accompanied  by an  assignment  in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such  Holder's  attorney  duly  authorized  in writing,  and there upon one or more new  Certificates  of  authorized  denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor,  the Master Servicer,  the Trustee,  and the Certificate  Registrar and any agent of the Depositor,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following  the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage  Loan  subject  thereto or the disposition  of all property  acquired upon  foreclosure  or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Holder of the Class SB Certificates  or the Master  Servicer,  as described in the Agreement,  from the Trust Fund of all remaining
Mortgage  Loans and all property  acquired in respect of such  Mortgage  Loans or the  Certificates,  in either case thereby  effecting early  retirement of the  Certificates.  The Agreement  permits,  but does not require,  the Holder of the Class SB Certificates or the
Master Servicer,  as described in the Agreement,  (i) to purchase,  at a price  determined as provided in the Agreement,  all remaining
Mortgage  Loans and all property  acquired in respect of any Mortgage Loan or (ii) to  purchase in whole,  but not in part,  all of the
Certificates  from the Holders thereof,  provided,  that any such option may only be exercised if the Stated  Principal  Balance before giving effect to the  distributions to be made on such  Distribution Date of the Mortgage Loans, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              [_______________________],
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                                     Certificate of Authentication

         This is one of the Class B Certificates referred to in the within-mentioned Agreement.

                                                              [___________________________],
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                              ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite  name and address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within
Trust  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate  Register of the
Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

___________________________________________________________________________________________________________________
                                                              Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions     shall     be    made,     by    wire     transfer     or     otherwise,     in     immediately     available     fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This    information    is    provided   by    ___________________________________,    the    assignee    named    above,    or
______________________________, as its agent.

                                                                                                                            EXHIBIT C-2

                                       FORM OF TEMPORARY REGULATION S GLOBAL CLASS B CERTIFICATE

         THIS  CERTIFICATE  IS A TEMPORARY  REGULATION  S GLOBAL  CERTIFICATE  FOR  PURPOSES OF  REGULATION  S UNDER THE UNITED  STATES
SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").  NEITHER THIS TEMPORARY  REGULATION S GLOBAL CLASS B CERTIFICATE  NOR ANY INTEREST
HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE AGREEMENT (AS DEFINED HEREIN).

         THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS M CERTIFICATES  [AND CLASS B-1  CERTIFICATE] AS
DESCRIBED IN THE AGREEMENT.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY,  A NEW YORK CORPORATION
("DTC"),  TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE &
CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT
CONDUIT,"  AS THOSE TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE  INTERNAL  REVENUE  CODE OF 1986 (THE "CODE")
[COUPLED WITH THE RIGHT TO RECEIVE PAYMENTS UNDER THE YIELD MAINTENANCE AGREEMENT].

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE  DEEMED  TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR  HOLDING  OF THIS
CERTIFICATE  (OR INTEREST  THEREIN)  THAT EITHER  (A) SUCH  TRANSFEREE  IS NOT AN EMPLOYEE  BENEFIT  PLAN OR OTHER PLAN OR  ARRANGEMENT
SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR
SECTION 4975 OF THE CODE OR A PERSON  (INCLUDING AN INSURANCE  COMPANY INVESTING ITS GENERAL ACCOUNT,  AN INVESTMENT  MANAGER,  A NAMED
FIDUCIARY  OR A TRUSTEE  OF ANY SUCH  PLAN)  WHO IS USING  "PLAN  ASSETS"  OF ANY SUCH PLAN TO  EFFECT  SUCH  ACQUISITION  (EACH OF THE
FOREGOING,  A "PLAN  INVESTOR"),  OR (B) IT HAS  ACQUIRED  AND IS HOLDING  THIS  CERTIFICATE  IN RELIANCE ON U.S.  DEPARTMENT  OF LABOR
PROHIBITED  TRANSACTION  EXEMPTION ("PTE") 94-29, AS MOST RECENTLY AMENDED, 67 FED. REG. 54487 (AUGUST 22, 2002) (THE "RFC EXEMPTION"),
AND THAT IT UNDERSTANDS  THAT THERE ARE CERTAIN  CONDITIONS TO THE  AVAILABILITY OF THE RFC EXEMPTION,  INCLUDING THAT THIS CERTIFICATE
MUST BE RATED,  AT THE TIME OF  PURCHASE,  NOT LOWER  THAN  "BBB-"  (OR ITS  EQUIVALENT)  BY  STANDARD  & POOR'S,  FITCH OR  MOODY'S OR
(C)(I) THE  TRANSFEREE IS AN INSURANCE  COMPANY,  (II) THE  SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS  CERTIFICATE IS AN "INSURANCE
COMPANY  GENERAL  ACCOUNT"  (AS DEFINED IN  U.S. DEPARTMENT  OF LABOR  PROHIBITED  TRANSACTION  CLASS EXEMPTION  ("PTCE")  95-60),  AND
(III) THE  CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED  (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A
"COMPLYING INSURANCE COMPANY").

         IF THIS  CERTIFICATE  (OR ANY  INTEREST  THEREIN) IS  ACQUIRED  OR HELD BY ANY PERSON  THAT DOES NOT  SATISFY  THE  CONDITIONS
DESCRIBED IN THE PRECEDING  PARAGRAPH,  THEN THE LAST PRECEDING  TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR,  (II) ACQUIRED SUCH
CERTIFICATE  IN  COMPLIANCE  WITH THE RFC  EXEMPTION,  OR (III) IS A  COMPLYING  INSURANCE  COMPANY  SHALL BE  RESTORED,  TO THE EXTENT
PERMITTED  BY LAW,  TO ALL RIGHTS AND  OBLIGATIONS  AS  CERTIFICATE  OWNER  THEREOF  RETROACTIVE  TO THE DATE OF SUCH  TRANSFER OF THIS
CERTIFICATE.  THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS  CERTIFICATE  TO SUCH PRECEDING
TRANSFEREE.

         ANY  PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION  OR HOLDING OF THIS  CERTIFICATE  (OR INTEREST  THEREIN) WAS EFFECTED IN
VIOLATION OF THE  RESTRICTIONS  IN  SECTION 5.02(f)  OF THE POOLING AND  SERVICING  AGREEMENT  SHALL  INDEMNIFY  AND HOLD  HARMLESS THE
DEPOSITOR,  THE TRUSTEE,  THE MASTER SERVICER,  ANY SUBSERVICER,  AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES,  CLAIMS,
COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

         NO TRANSFER OF THIS  CERTIFICATE OR INTEREST HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  UNLESS THAT TRANSFER IS MADE
PURSUANT TO AN EFFECTIVE  REGISTRATION  STATEMENT UNDER THE 1933 ACT, AND EFFECTIVE  REGISTRATION  OR  QUALIFICATION  UNDER  APPLICABLE
STATE  SECURITIES  LAWS,  OR IS MADE IN A  TRANSACTION  THAT DOES NOT REQUIRE SUCH  REGISTRATION  OR  QUALIFICATION.  FURTHERMORE,  THE
AGREEMENT  PROVIDES  THAT NO  TRANSFER  OF THIS  CERTIFICATE  OR  INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  EXCEPT
(I) OUTSIDE  THE UNITED STATES TO ENTITIES WHICH ARE NOT U.S.  PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE 1933 ACT OR (II) IN
RELIANCE ON RULE 144A UNDER THE 1933 ACT ("RULE 144A") TO A QUALIFIED  INSTITUTIONAL  BUYER (AS DEFINED IN RULE 144A) THAT IS ACQUIRING
THIS CERTIFICATE OR INTEREST HEREIN FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER.

         EACH HOLDER OF THIS  CERTIFICATE WILL BE DEEMED TO HAVE  ACKNOWLEDGED AND AGREED THAT (I) IT IS (A) A QUALIFIED  INSTITUTIONAL
BUYER AND IS ACQUIRING THIS CERTIFICATE FOR ITS OWN INSTITUTIONAL  ACCOUNT OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED  INSTITUTIONAL
BUYER,  OR (B) IT IS NOT A U.S.  PERSON AND IS ACQUIRING  THIS  CERTIFICATE  OUTSIDE THE UNITED STATES (A  "REGULATION  S  PURCHASER");
(II) IT  UNDERSTANDS  THAT THIS  CERTIFICATE IS BEING  TRANSFERRED TO IT IN A TRANSACTION  NOT INVOLVING ANY PUBLIC OFFERING WITHIN THE
MEANING OF THE 1933 ACT,  AND THAT,  IF IN THE  FUTURE IT  DECIDES TO RESELL,  PLEDGE OR  OTHERWISE  TRANSFER  THIS  CERTIFICATE,  THIS
CERTIFICATE MAY BE RESOLD,  PLEDGED OR TRANSFERRED  ONLY IN ACCORDANCE WITH APPLICABLE  STATE  SECURITIES LAWS AND (A) IN A TRANSACTION
MEETING THE  REQUIREMENTS  OF RULE 144A,  TO A PERSON THAT THE SELLER  REASONABLY  BELIEVES  IS A  QUALIFIED  INSTITUTIONAL  BUYER THAT
PURCHASES  FOR ITS OWN ACCOUNT (OR FOR THE  ACCOUNT OR  ACCOUNTS OF A QUALIFIED  INSTITUTIONAL  BUYER) AND TO WHOM NOTICE IS GIVEN THAT
THE RESALE,  PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (B) IN AN OFFSHORE  TRANSACTION IN ACCORDANCE  WITH RULE 903
OR RULE 904 OF REGULATION S; AND (III) IF THE HOLDER IS A REGULATION S PURCHASER,  IT  UNDERSTANDS  THAT THIS  CERTIFICATE  HAS NOT AND
WILL NOT BE REGISTERED  UNDER THE 1933 ACT, THAT ANY OFFERS,  SALES OR DELIVERIES OF THIS  CERTIFICATE  IN THE UNITED STATES OR TO U.S.
PERSONS  PRIOR TO THE DATE  THAT IS 40 DAYS  AFTER  THE  CLOSING  DATE MAY  CONSTITUTE  A  VIOLATION  OF UNITED  STATES  LAW,  AND THAT
DISTRIBUTIONS  OF PRINCIPAL AND INTEREST WILL BE MADE IN RESPECT OF SUCH  CERTIFICATES  ONLY  FOLLOWING THE DELIVERY BY THE HOLDER OF A
CERTIFICATION  OF NON-U.S.  BENEFICIAL  OWNERSHIP  OR THE EXCHANGE OF  BENEFICIAL  INTEREST IN  TEMPORARY  REGULATION S GLOBAL  OFFERED
CERTIFICATES  FOR  BENEFICIAL  INTERESTS IN THE RELATED  PERMANENT  REGULATION S GLOBAL OFFERED  CERTIFICATES  (WHICH IN EACH CASE WILL
ITSELF REQUIRE A CERTIFICATION OF NON-U.S. BENEFICIAL OWNERSHIP), AT THE TIMES AND IN THE MANNER SET FORTH IN THE AGREEMENT.

         THE HOLDER OF THIS CERTIFICATE  DESIRING TO EFFECT ANY TRANSFER,  SALE, PLEDGE OR OTHER  DISPOSITION  SHALL, AND BY ACCEPTANCE
OF THIS  CERTIFICATE WILL BE DEEMED TO HAVE AGREED TO,  INDEMNIFY THE TRUSTEE,  THE DEPOSITOR,  THE MASTER SERVICER AND THE CERTIFICATE
REGISTRAR  AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER,  SALE, PLEDGE OR OTHER DISPOSITION IS NOT SO EXEMPT OR IS NOT MADE IN
ACCORDANCE WITH SUCH FEDERAL AND STATE LAWS AND THE AGREEMENT.

CUSIP: _____________________                                 Certificate No. B-__
Date of Pooling and Servicing Agreement                      [Adjustable Pass-Through Rate]
and Cut-off Date:  [____] 1, 20[__]                          [Fixed Pass-Through Rate]
First Distribution Date:  [____], 20[__]                     Aggregate Initial Certificate Principal
                                                             Balance of the Class B Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Certificate Principal Balance of this Class B
Residential Funding Corporation                              Certificate:
                                                             $___________________________
Final Scheduled Distribution Date:
__________ __, 20__

CUSIP:                                                       Certificate No. B-1

                                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                          SERIES 20[__]-KS[_]

                  evidencing a percentage  interest in the  distributions  allocable to the Class B Certificates  with respect  to a Trust Fund  consisting  primarily  of a pool of fixed and  adjustable  interest  rate, first lien mortgage loans on one- to four-family  residential  properties sold by RESIDENTIAL  ASSET
                  SECURITIES CORPORATION

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in
Residential  Asset  Securities  Corporation,  the Master  Servicer,  the  Trustee  referred to below or  [____________  or any of their affiliates.  Neither this  Certificate  nor the  underlying  Mortgage  Loans are  guaranteed or insured by any  governmental  agency or instrumentality or by Residential Asset Securities  Corporation,  the Master Servicer,  the Trustee or [______________] or any of their affiliates.  None of the Depositor,  the Master  Servicer,  [_____________]  or any of their  affiliates  will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that Cede & Co. is the registered  owner of the Percentage  Interest  evidenced by this  Certificate in certain distributions  with  respect to the Trust Fund  consisting  primarily  of an  interest  in a pool of fixed  interest  rate,  first lien mortgage loans on one- to four- family residential  properties,  sold by Residential Asset Securities  Corporation  (hereinafter called the "Depositor,"  which term includes any successor entity under the Agreement  referred to below). The Trust Fund was created pursuant to a Pooling and  Servicing  Agreement  dated as  specified  above (the  "Agreement")  among the  Depositor,  the Master  Servicer  and
[________________],  as trustee (the "Trustee"),  a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined  herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This  Certificate is issued  under and is  subject  to the  terms,  provisions  and  conditions  of the  Agreement,  to which  Agreement  the Holder of this
Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is registered at the close of business on the last Business Day of the month next preceding the month in which the related  Distribution  Date occurs,  except in the case of the first Record Date which shall be the Closing Date
(the "Record  Date"),  from the related  Available  Distribution  Amount in an amount equal to the product of the  Percentage  Interest evidenced by this  Certificate  and the amount of interest and  principal,  if any,  required to be  distributed  to Holders of Class B
Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent  appointed by the Trustee in immediately  available  funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person  shall have so notified  the Master  Servicer or such  Paying  Agent,  or by check  mailed to the address of the
Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of, this Certificate at the office or agency appointed by the Trustee for that purpose in  [__________________].  The Initial  Certificate  Principal  Balance of this Certificate is set forth above. The Certificate
Principal  Balance  hereof will be reduced to the extent of  distributions  allocable to principal  and any Realized  Losses  allocable hereto.

         Any  Transferee of this Class B Certificate  will be deemed to have made  representations  relating to the  permissibility  of such transfer under ERISA and  Section 4975 of the Code, as described in Section 5.02(f) of the Agreement.  In addition,  any purported
Certificate  Owner  whose  acquisition  or holding  of this  Certificate  (or  interest  therein)  was  effected  in  violation  of the restrictions in Section 5.02(f) of the Agreement shall  indemnify and hold harmless the Depositor,  the Trustee,  the Master  Servicer, any Subservicer,  any underwriter and the Trust Fund from and against any and all liabilities,  claims,  costs or expenses  incurred by such parties as a result of such acquisition or holding.

         This  Certificate  is one of a duly  authorized  issue of  Certificates  issued in  several  Classes  designated  as  Mortgage
Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more  specifically set forth herein and in the Agreement.  In the event Master Servicer funds are advanced with respect to any Mortgage
Loan, such advance is reimbursable to the Master  Servicer,  to the extent provided in the Agreement,  from related  recoveries on such
Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master  Servicer  from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such purposes  including  without  limitation  reimbursement  to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Depositor,  the Master  Servicer  and the Trustee and the rights of the  Certificateholders  under the
Agreement  from time to time by the  Depositor,  the Master  Servicer and the Trustee  with the consent of the Holders of  Certificates evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the  Holder of this  Certificate  shall be  conclusive  and  binding  on such  Holder  and upon all  future  holders of this
Certificate  and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment  thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and,  in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed  by the Trustee in  [__________________],  duly  endorsed  by, or  accompanied  by an  assignment  in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such  Holder's  attorney  duly  authorized  in writing,  and there upon one or more new  Certificates  of  authorized  denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor,  the Master Servicer,  the Trustee,  and the Certificate  Registrar and any agent of the Depositor,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following  the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage  Loan  subject  thereto or the disposition  of all property  acquired upon  foreclosure  or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Holder of the Class SB Certificates  or the Master  Servicer,  as described in the Agreement,  from the Trust Fund of all remaining
Mortgage  Loans and all property  acquired in respect of such  Mortgage  Loans or the  Certificates,  in either case thereby  effecting early  retirement of the  Certificates.  The Agreement  permits,  but does not require,  the Holder of the Class SB Certificates or the
Master Servicer,  as described in the Agreement,  (i) to purchase,  at a price  determined as provided in the Agreement,  all remaining
Mortgage  Loans and all property  acquired in respect of any Mortgage Loan or (ii) to  purchase in whole,  but not in part,  all of the
Certificates  from the Holders thereof,  provided,  that any such option may only be exercised if the Stated  Principal  Balance before giving effect to the  distributions to be made on such  Distribution Date of the Mortgage Loans, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              [____________________],
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                                     Certificate of Authentication

         This is one of the Class B Certificates referred to in the within-mentioned Agreement.

                                                              [______________________],
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                              ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite  name and address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within
Trust  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate  Register of the
Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

___________________________________________________________________________________________________________________
                                                              Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions     shall     be    made,     by    wire     transfer     or     otherwise,     in     immediately     available     fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This    information    is    provided   by    ___________________________________,    the    assignee    named    above,    or
______________________________, as its agent.

                                                                                                                            EXHIBIT C-3

                                       FORM OF PERMANENT REGULATION S GLOBAL CLASS B CERTIFICATE

         THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS M CERTIFICATES  [AND CLASS B-1  CERTIFICATE] AS
DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY,  A NEW YORK CORPORATION
("DTC"),  TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE &
CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT
CONDUIT,"  AS THOSE TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE  INTERNAL  REVENUE  CODE OF 1986 (THE "CODE")
[COUPLED WITH THE RIGHT TO RECEIVE PAYMENTS UNDER THE YIELD MAINTENANCE AGREEMENT].

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE  DEEMED  TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR  HOLDING  OF THIS
CERTIFICATE  (OR INTEREST  THEREIN)  THAT EITHER  (A) SUCH  TRANSFEREE  IS NOT AN EMPLOYEE  BENEFIT  PLAN OR OTHER PLAN OR  ARRANGEMENT
SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR
SECTION 4975 OF THE CODE OR A PERSON  (INCLUDING AN INSURANCE  COMPANY INVESTING ITS GENERAL ACCOUNT,  AN INVESTMENT  MANAGER,  A NAMED
FIDUCIARY  OR A TRUSTEE  OF ANY SUCH  PLAN)  WHO IS USING  "PLAN  ASSETS"  OF ANY SUCH PLAN TO  EFFECT  SUCH  ACQUISITION  (EACH OF THE
FOREGOING,  A "PLAN  INVESTOR"),  OR (B) IT HAS  ACQUIRED  AND IS HOLDING  THIS  CERTIFICATE  IN RELIANCE ON U.S.  DEPARTMENT  OF LABOR
PROHIBITED  TRANSACTION  EXEMPTION ("PTE") 94-29, AS MOST RECENTLY AMENDED, 67 FED. REG. 54487 (AUGUST 22, 2002) (THE "RFC EXEMPTION"),
AND THAT IT UNDERSTANDS  THAT THERE ARE CERTAIN  CONDITIONS TO THE  AVAILABILITY OF THE RFC EXEMPTION,  INCLUDING THAT THIS CERTIFICATE
MUST BE RATED,  AT THE TIME OF  PURCHASE,  NOT LOWER  THAN  "BBB-"  (OR ITS  EQUIVALENT)  BY  STANDARD  & POOR'S,  FITCH OR  MOODY'S OR
(C)(I) THE  TRANSFEREE IS AN INSURANCE  COMPANY,  (II) THE  SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS  CERTIFICATE IS AN "INSURANCE
COMPANY  GENERAL  ACCOUNT"  (AS DEFINED IN  U.S. DEPARTMENT  OF LABOR  PROHIBITED  TRANSACTION  CLASS EXEMPTION  ("PTCE")  95-60),  AND
(III) THE  CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED  (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A
"COMPLYING INSURANCE COMPANY").

         IF THIS  CERTIFICATE  (OR ANY  INTEREST  THEREIN) IS  ACQUIRED  OR HELD BY ANY PERSON  THAT DOES NOT  SATISFY  THE  CONDITIONS
DESCRIBED IN THE PRECEDING  PARAGRAPH,  THEN THE LAST PRECEDING  TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR,  (II) ACQUIRED SUCH
CERTIFICATE  IN  COMPLIANCE  WITH THE RFC  EXEMPTION,  OR (III) IS A  COMPLYING  INSURANCE  COMPANY  SHALL BE  RESTORED,  TO THE EXTENT
PERMITTED  BY LAW,  TO ALL RIGHTS AND  OBLIGATIONS  AS  CERTIFICATE  OWNER  THEREOF  RETROACTIVE  TO THE DATE OF SUCH  TRANSFER OF THIS
CERTIFICATE.  THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS  CERTIFICATE  TO SUCH PRECEDING
TRANSFEREE.

         ANY  PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION  OR HOLDING OF THIS  CERTIFICATE  (OR INTEREST  THEREIN) WAS EFFECTED IN
VIOLATION  OF THE  RESTRICTIONS  IN SECTION  5.02(f) OF THE POOLING AND  SERVICING  AGREEMENT  SHALL  INDEMNIFY  AND HOLD  HARMLESS THE
DEPOSITOR,  THE TRUSTEE,  THE MASTER SERVICER,  ANY SUBSERVICER,  AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES,  CLAIMS,
COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

         NO TRANSFER OF THIS  CERTIFICATE OR INTEREST HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  UNLESS THAT TRANSFER IS MADE
PURSUANT TO AN EFFECTIVE  REGISTRATION  STATEMENT UNDER THE 1933 ACT, AND EFFECTIVE  REGISTRATION  OR  QUALIFICATION  UNDER  APPLICABLE
STATE  SECURITIES  LAWS,  OR IS MADE IN A  TRANSACTION  THAT DOES NOT REQUIRE SUCH  REGISTRATION  OR  QUALIFICATION.  FURTHERMORE,  THE
AGREEMENT  PROVIDES  THAT NO  TRANSFER  OF THIS  CERTIFICATE  OR  INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  EXCEPT
(I) OUTSIDE  THE UNITED STATES TO ENTITIES WHICH ARE NOT U.S.  PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE 1933 ACT OR (II) IN
RELIANCE ON RULE 144A UNDER THE 1933 ACT ("RULE 144A") TO A QUALIFIED  INSTITUTIONAL  BUYER (AS DEFINED IN RULE 144A) THAT IS ACQUIRING
THIS CERTIFICATE OR INTEREST HEREIN FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER.

         EACH HOLDER OF THIS  CERTIFICATE WILL BE DEEMED TO HAVE  ACKNOWLEDGED AND AGREED THAT (I) IT IS (A) A QUALIFIED  INSTITUTIONAL
BUYER AND IS ACQUIRING THIS CERTIFICATE FOR ITS OWN INSTITUTIONAL  ACCOUNT OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED  INSTITUTIONAL
BUYER,  OR (B) IT IS NOT A U.S.  PERSON AND IS ACQUIRING  THIS  CERTIFICATE  OUTSIDE THE UNITED STATES (A  "REGULATION  S  PURCHASER");
(II) IT  UNDERSTANDS  THAT THIS  CERTIFICATE IS BEING  TRANSFERRED TO IT IN A TRANSACTION  NOT INVOLVING ANY PUBLIC OFFERING WITHIN THE
MEANING OF THE 1933 ACT,  AND THAT,  IF IN THE  FUTURE IT  DECIDES TO RESELL,  PLEDGE OR  OTHERWISE  TRANSFER  THIS  CERTIFICATE,  THIS
CERTIFICATE MAY BE RESOLD,  PLEDGED OR TRANSFERRED  ONLY IN ACCORDANCE WITH APPLICABLE  STATE  SECURITIES LAWS AND (A) IN A TRANSACTION
MEETING THE  REQUIREMENTS  OF RULE 144A,  TO A PERSON THAT THE SELLER  REASONABLY  BELIEVES  IS A  QUALIFIED  INSTITUTIONAL  BUYER THAT
PURCHASES  FOR ITS OWN ACCOUNT (OR FOR THE  ACCOUNT OR  ACCOUNTS OF A QUALIFIED  INSTITUTIONAL  BUYER) AND TO WHOM NOTICE IS GIVEN THAT
THE RESALE,  PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (B) IN AN OFFSHORE  TRANSACTION IN ACCORDANCE  WITH RULE 903
OR RULE 904 OF REGULATION S; AND (III) IF THE HOLDER IS A REGULATION S PURCHASER,  IT  UNDERSTANDS  THAT THIS  CERTIFICATE  HAS NOT AND
WILL NOT BE REGISTERED  UNDER THE 1933 ACT, THAT ANY OFFERS,  SALES OR DELIVERIES OF THIS  CERTIFICATE  IN THE UNITED STATES OR TO U.S.
PERSONS  PRIOR TO THE DATE  THAT IS 40 DAYS  AFTER  THE  CLOSING  DATE MAY  CONSTITUTE  A  VIOLATION  OF UNITED  STATES  LAW,  AND THAT
DISTRIBUTIONS  OF PRINCIPAL AND INTEREST WILL BE MADE IN RESPECT OF SUCH  CERTIFICATES  ONLY  FOLLOWING THE DELIVERY BY THE HOLDER OF A
CERTIFICATION  OF NON-U.S.  BENEFICIAL  OWNERSHIP  OR THE EXCHANGE OF  BENEFICIAL  INTEREST IN  TEMPORARY  REGULATION S GLOBAL  OFFERED
CERTIFICATES  FOR  BENEFICIAL  INTERESTS IN THE RELATED  PERMANENT  REGULATION S GLOBAL OFFERED  CERTIFICATES  (WHICH IN EACH CASE WILL
ITSELF REQUIRE A CERTIFICATION OF NON-U.S. BENEFICIAL OWNERSHIP), AT THE TIMES AND IN THE MANNER SET FORTH IN THE AGREEMENT.

         THE HOLDER OF THIS CERTIFICATE  DESIRING TO EFFECT ANY TRANSFER,  SALE, PLEDGE OR OTHER  DISPOSITION  SHALL, AND BY ACCEPTANCE
OF THIS  CERTIFICATE WILL BE DEEMED TO HAVE AGREED TO,  INDEMNIFY THE TRUSTEE,  THE DEPOSITOR,  THE MASTER SERVICER AND THE CERTIFICATE
REGISTRAR  AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER,  SALE, PLEDGE OR OTHER DISPOSITION IS NOT SO EXEMPT OR IS NOT MADE IN
ACCORDANCE WITH SUCH FEDERAL AND STATE LAWS AND THE AGREEMENT.

CUSIP: _____________________                                 Certificate No. B-__
Date of Pooling and Servicing Agreement                      [Adjustable Pass-Through Rate]
and Cut-off Date:  [____] 1, 20[__]                          [Fixed Pass-Through Rate]
First Distribution Date:  [_____], 20[__]                    Aggregate Initial Certificate Principal
                                                             Balance of the Class B Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Certificate Principal Balance of this Class B
Residential Funding Corporation                              Certificate:
                                                             $___________________________
Final Scheduled Distribution Date:
__________ __, 20__

CUSIP:                                                       Certificate No. B-1

                                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                          SERIES 20[__]-KS[_]

                  evidencing a percentage  interest in the  distributions  allocable to the Class B Certificates  with respect  to a Trust Fund  consisting  primarily  of a pool of fixed and  adjustable  interest  rate, first lien mortgage loans on one- to four-family  residential  properties sold by RESIDENTIAL  ASSET
                  SECURITIES CORPORATION

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in
Residential  Asset Securities  Corporation,  the Master Servicer,  the Trustee  referred to below or  [______________]  or any of their affiliates.  Neither this  Certificate  nor the  underlying  Mortgage  Loans are  guaranteed or insured by any  governmental  agency or instrumentality or by Residential Asset Securities  Corporation,  the Master Servicer,  the Trustee or [______________] or any of their affiliates.  None of the Depositor,  the Master  Servicer,  [_______________]  or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that Cede & Co. is the registered  owner of the Percentage  Interest  evidenced by this  Certificate in certain distributions  with  respect to the Trust Fund  consisting  primarily  of an  interest  in a pool of fixed  interest  rate,  first lien mortgage loans on one- to four- family residential  properties,  sold by Residential Asset Securities  Corporation  (hereinafter called the "Depositor,"  which term includes any successor entity under the Agreement  referred to below). The Trust Fund was created pursuant to a Pooling and  Servicing  Agreement  dated as  specified  above (the  "Agreement")  among the  Depositor,  the Master  Servicer  and
[_________________],  as trustee (the "Trustee"),  a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined  herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This  Certificate is issued  under and is  subject  to the  terms,  provisions  and  conditions  of the  Agreement,  to which  Agreement  the Holder of this
Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is registered at the close of business on the last Business Day of the month next preceding the month in which the related  Distribution  Date occurs,  except in the case of the first Record Date which shall be the Closing Date
(the "Record  Date"),  from the related  Available  Distribution  Amount in an amount equal to the product of the  Percentage  Interest evidenced by this  Certificate  and the amount of interest and  principal,  if any,  required to be  distributed  to Holders of Class B
Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent  appointed by the Trustee in immediately  available  funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person  shall have so notified  the Master  Servicer or such  Paying  Agent,  or by check  mailed to the address of the
Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of, this Certificate at the office or agency appointed by the Trustee for that purpose in  [__________________].  The Initial  Certificate  Principal  Balance of this Certificate is set forth above. The Certificate
Principal  Balance  hereof will be reduced to the extent of  distributions  allocable to principal  and any Realized  Losses  allocable hereto.

         Any  Transferee of this Class B Certificate  will be deemed to have made  representations  relating to the  permissibility  of such transfer under ERISA and  Section 4975 of the Code, as described in Section 5.02(f) of the Agreement.  In addition,  any purported
Certificate  Owner  whose  acquisition  or holding  of this  Certificate  (or  interest  therein)  was  effected  in  violation  of the restrictions in Section 5.02(f) of the Agreement shall  indemnify and hold harmless the Depositor,  the Trustee,  the Master  Servicer, any Subservicer,  any underwriter and the Trust Fund from and against any and all liabilities,  claims,  costs or expenses  incurred by such parties as a result of such acquisition or holding.

         This  Certificate  is one of a duly  authorized  issue of  Certificates  issued in  several  Classes  designated  as  Mortgage
Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more  specifically set forth herein and in the Agreement.  In the event Master Servicer funds are advanced with respect to any Mortgage
Loan, such advance is reimbursable to the Master  Servicer,  to the extent provided in the Agreement,  from related  recoveries on such
Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master  Servicer  from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such purposes  including  without  limitation  reimbursement  to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Depositor,  the Master  Servicer  and the Trustee and the rights of the  Certificateholders  under the
Agreement  from time to time by the  Depositor,  the Master  Servicer and the Trustee  with the consent of the Holders of  Certificates evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the  Holder of this  Certificate  shall be  conclusive  and  binding  on such  Holder  and upon all  future  holders of this
Certificate  and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment  thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and,  in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed  by the Trustee in  [__________________],  duly  endorsed  by, or  accompanied  by an  assignment  in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such  Holder's  attorney  duly  authorized  in writing,  and there upon one or more new  Certificates  of  authorized  denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor,  the Master Servicer,  the Trustee,  and the Certificate  Registrar and any agent of the Depositor,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following  the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage  Loan  subject  thereto or the disposition  of all property  acquired upon  foreclosure  or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Holder of the Class SB Certificates  or the Master  Servicer,  as described in the Agreement,  from the Trust Fund of all remaining
Mortgage  Loans and all property  acquired in respect of such  Mortgage  Loans or the  Certificates,  in either case thereby  effecting early  retirement of the  Certificates.  The Agreement  permits,  but does not require,  the Holder of the Class SB Certificates or the
Master Servicer,  as described in the Agreement,  (i) to purchase,  at a price  determined as provided in the Agreement,  all remaining
Mortgage  Loans and all property  acquired in respect of any Mortgage Loan or (ii) to  purchase in whole,  but not in part,  all of the
Certificates  from the Holders thereof,  provided,  that any such option may only be exercised if the Stated  Principal  Balance before giving effect to the  distributions to be made on such  Distribution Date of the Mortgage Loans, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              [____________________],
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                                     Certificate of Authentication

         This is one of the Class B Certificates referred to in the within-mentioned Agreement.

                                                              [_____________________________],
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                              ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite  name and address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within
Trust  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate  Register of the
Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

___________________________________________________________________________________________________________________
                                                              Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions     shall     be    made,     by    wire     transfer     or     otherwise,     in     immediately     available     fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This    information    is    provided   by    ___________________________________,    the    assignee    named    above,    or
______________________________, as its agent.

                                                                                                                            EXHIBIT D-1

                                           FORM OF RULE 144A GLOBAL CLASS SB-[_] CERTIFICATE

         THIS  CERTIFICATE IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE CLASS A,  CLASS M AND CLASS B CERTIFICATES  AS DESCRIBED IN THE
AGREEMENT (AS DEFINED HEREIN).

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY,  A NEW YORK CORPORATION
("DTC"),  TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE &
CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT
CONDUIT,"  AS THOSE TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE  INTERNAL  REVENUE  CODE OF 1986 (THE "CODE")
[COUPLED WITH THE RIGHT TO RECEIVE PAYMENTS UNDER THE YIELD MAINTENANCE AGREEMENT].

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE  DEEMED  TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR  HOLDING  OF THIS
CERTIFICATE  (OR INTEREST  THEREIN) THAT SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT  SUBJECT TO THE
PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR SECTION 4975 OF
THE CODE OR A PERSON  (INCLUDING AN INSURANCE  COMPANY  INVESTING ITS GENERAL ACCOUNT,  AN INVESTMENT  MANAGER,  A NAMED FIDUCIARY OR A
TRUSTEE OF ANY SUCH PLAN) WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION.

         NO TRANSFER OF THIS  CERTIFICATE OR INTEREST HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  UNLESS THAT TRANSFER IS MADE
PURSUANT TO AN EFFECTIVE  REGISTRATION  STATEMENT UNDER THE 1933 ACT, AND EFFECTIVE  REGISTRATION  OR  QUALIFICATION  UNDER  APPLICABLE
STATE  SECURITIES  LAWS,  OR IS MADE IN A  TRANSACTION  THAT DOES NOT REQUIRE SUCH  REGISTRATION  OR  QUALIFICATION.  FURTHERMORE,  THE
AGREEMENT  PROVIDES  THAT NO  TRANSFER  OF THIS  CERTIFICATE  OR  INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  EXCEPT
(I) OUTSIDE  THE UNITED STATES TO ENTITIES WHICH ARE NOT U.S.  PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE 1933 ACT OR (II) IN
RELIANCE ON RULE 144A UNDER THE 1933 ACT ("RULE 144A") TO A QUALIFIED  INSTITUTIONAL  BUYER (AS DEFINED IN RULE 144A) THAT IS ACQUIRING
THIS CERTIFICATE OR INTEREST HEREIN FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER.

         EACH HOLDER OF THIS  CERTIFICATE WILL BE DEEMED TO HAVE  ACKNOWLEDGED AND AGREED THAT (I) IT IS (A) A QUALIFIED  INSTITUTIONAL
BUYER AND IS ACQUIRING THIS CERTIFICATE FOR ITS OWN INSTITUTIONAL  ACCOUNT OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED  INSTITUTIONAL
BUYER, OR (B) IT IS NOT A U.S.  PERSON AND IS ACQUIRING THIS  CERTIFICATE  OUTSIDE THE UNITED STATES (A "REGULATION S PURCHASER");  AND
(II) IT  UNDERSTANDS  THAT THIS  CERTIFICATE IS BEING  TRANSFERRED TO IT IN A TRANSACTION  NOT INVOLVING ANY PUBLIC OFFERING WITHIN THE
MEANING OF THE 1933 ACT,  AND THAT,  IF IN THE  FUTURE IT  DECIDES TO RESELL,  PLEDGE OR  OTHERWISE  TRANSFER  THIS  CERTIFICATE,  THIS
CERTIFICATE MAY BE RESOLD,  PLEDGED OR TRANSFERRED  ONLY IN ACCORDANCE WITH APPLICABLE  STATE  SECURITIES LAWS AND (A) IN A TRANSACTION
MEETING THE  REQUIREMENTS  OF RULE 144A,  TO A PERSON THAT THE SELLER  REASONABLY  BELIEVES  IS A  QUALIFIED  INSTITUTIONAL  BUYER THAT
PURCHASES  FOR ITS OWN ACCOUNT (OR FOR THE  ACCOUNT OR  ACCOUNTS OF A QUALIFIED  INSTITUTIONAL  BUYER) AND TO WHOM NOTICE IS GIVEN THAT
THE RESALE,  PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (B) IN AN OFFSHORE  TRANSACTION IN ACCORDANCE  WITH RULE 903
OR RULE 904 OF REGULATION S.

         THE HOLDER OF THIS CERTIFICATE  DESIRING TO EFFECT ANY TRANSFER,  SALE, PLEDGE OR OTHER  DISPOSITION  SHALL, AND BY ACCEPTANCE
OF THIS  CERTIFICATE WILL BE DEEMED TO HAVE AGREED TO,  INDEMNIFY THE TRUSTEE,  THE DEPOSITOR,  THE MASTER SERVICER AND THE CERTIFICATE
REGISTRAR  AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER,  SALE, PLEDGE OR OTHER DISPOSITION IS NOT SO EXEMPT OR IS NOT MADE IN
ACCORDANCE WITH SUCH FEDERAL AND STATE LAWS AND THE AGREEMENT.

CUSIP: _____________________                                 Certificate No. SB-[__]-1
Date of Pooling and Servicing Agreement                      Percentage Interest: 100.00%
and Cut-off Date:  [____] 1, 20[__]
First Distribution Date:  [____], 20[__]                     Aggregate Initial Notional Balance
                                                             of the Class SB-[_] Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Notional Balance
Residential Funding Corporation                              of this Class SB-[_] Certificate:
                                                             $___________________________
Maturity Date:
__________ __, 20__

                                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                          SERIES 20[__]-KS[_]

                  evidencing a percentage  interest in the  distributions  allocable to the Class SB-[_]  Certificates with respect to a Trust Fund consisting  primarily of a pool of fixed and adjustable  interest rate, first lien mortgage loans on one- to four-family  residential  properties sold by RESIDENTIAL  ASSET
                  SECURITIES CORPORATION

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in
Residential Asset Securities Corporation,  the Master Servicer, the Trustee referred to below or any of their affiliates.  Neither this
Certificate  nor the  underlying  Mortgage  Loans are  guaranteed  or  insured  by any  governmental  agency or  instrumentality  or by
Residential  Asset Securities  Corporation,  the Master Servicer,  the Trustee or any of their affiliates.  None of the Depositor,  the
Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that CEDE & CO. is the registered  owner of the Percentage  Interest  evidenced by this  Certificate in certain distributions  with respect to the Trust Fund  consisting  primarily of an interest in a pool of adjustable  interest rate,  first lien mortgage loans on one- to four-family  residential  properties,  sold by Residential Asset Securities  Corporation  (hereinafter called the "Depositor,"  which term includes any successor entity under the Agreement  referred to below). The Trust Fund was created pursuant to a Pooling and  Servicing  Agreement  dated as  specified  above (the  "Agreement")  among the  Depositor,  the Master  Servicer  and
[______________],  as trustee (the "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined  herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This  Certificate is issued  under and is  subject  to the  terms,  provisions  and  conditions  of the  Agreement,  to which  Agreement  the Holder of this
Certificate by virtue of the acceptance hereof, assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is registered  at the close of business on the last  Business Day of the month  immediately preceding  the month of such  distribution  (the  "Record  Date"),  from the  Available  Distribution  Amount in an amount equal to the product of the Percentage  Interest  evidenced by this  Certificate  and the amount of interest and principal,  if any,  required to be distributed to Holders of Class SB-[_] Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent  appointed by the Trustee in immediately  available  funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person  shall have so notified  the Master  Servicer or such  Paying  Agent,  or by check  mailed to the address of the
Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that purpose  in  [__________________].  The  Notional  Amount of this  Class SB-[_]  Certificate  as of any date of  determination  will be calculated  as  described  in the  Agreement.  This  Class SB-[_]  Certificate  will accrue  interest at the  Pass-Through  Rate on the
Notional Amount as indicated in the definition of Accrued  Certificate  Interest in the Agreement.  This Class SB-[_]  Certificate will not accrue interest on its Certificate Principal Balance.

         Any  Transferee  of this  Certificate  will be  deemed  to have  represented  by virtue of its  purchase  or  holding  of this
Certificate (or interest  therein) that either such transferee is not an employee benefit plan or other plan or arrangement  subject to the prohibited  transaction  provisions of the Employee  Retirement Income Security Act of 1974, as amended ("ERISA"),  or Section 4975 of the Code or a person (including an insurance company investing its general account,  an investment  manager,  a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition.

         This  Certificate  is one of a duly  authorized  issue of  Certificates  issued in  several  Classes  designated  as  Mortgage
Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more  specifically  set forth  herein and in the  Agreement.  In the event  Master  Servicer  funds are  advanced  with  respect to any
Mortgage Loan, such advance is reimbursable to the Master Servicer,  to the extent provided in the Agreement,  from related  recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master  Servicer  from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such purposes  including  without  limitation  reimbursement  to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Depositor,  the Master  Servicer  and the Trustee and the rights of the  Certificateholders  under the
Agreement  from time to time by the  Depositor,  the Master  Servicer and the Trustee  with the consent of the Holders of  Certificates evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the  Holder of this  Certificate  shall be  conclusive  and  binding  on such  Holder  and upon all  future  holders of this
Certificate  and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment  thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and,  in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed  by the Trustee in  [__________________],  duly  endorsed  by, or  accompanied  by an  assignment  in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such  Holder's  attorney duly  authorized  in writing,  and  thereupon  one or more new  Certificates  of  authorized  denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the Master  Servicer,  the Trustee,  the  Certificate  Registrar and any agent of the  Depositor,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following  the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage  Loan  subject  thereto or the disposition  of all property  acquired upon  foreclosure  or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Holder of the Class SB Certificates  or the Master  Servicer,  as described in the Agreement,  from the Trust Fund of all remaining
Mortgage  Loans and all property  acquired in respect of such  Mortgage  Loans or the  Certificates,  in either case thereby  effecting early  retirement of the  Certificates.  The Agreement  permits,  but does not require,  the Holder of the Class SB Certificates or the
Master Servicer,  as described in the Agreement,  (i) to purchase,  at a price  determined as provided in the Agreement,  all remaining
Mortgage  Loans and all property  acquired in respect of any Mortgage Loan or (ii) to  purchase in whole,  but not in part,  all of the
Certificates  from the Holders thereof,  provided,  that any such option may only be exercised if the Stated  Principal  Balance before giving effect to the  distributions to be made on such  Distribution Date of the Mortgage Loans, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of  authentication  hereon has been executed by the  Certificate  Registrar by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              [_______________________],
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                                     Certificate of Authentication

         This is one of the Class SB-[_] Certificates referred to in the within-mentioned Agreement.

                                                              [________________________],
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                              ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite  name and address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within
Trust  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate  Register of the
Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

___________________________________________________________________________________________________________________
                                                              Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions     shall     be    made,     by    wire     transfer     or     otherwise,     in     immediately     available     fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This    information    is    provided   by    ___________________________________,    the    assignee    named    above,    or
______________________________, as its agent.

                                                                                                                            EXHIBIT D-2

                                    FORM OF TEMPORARY REGULATION S GLOBAL CLASS SB-[_] CERTIFICATE

         THIS  CERTIFICATE  IS A TEMPORARY  REGULATION  S GLOBAL  CERTIFICATE  FOR  PURPOSES OF  REGULATION  S UNDER THE UNITED  STATES
SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").  NEITHER THIS TEMPORARY  REGULATION S GLOBAL CLASS B CERTIFICATE  NOR ANY INTEREST
HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE POOLING AND SERVICING AGREEMENT.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY,  A NEW YORK CORPORATION
("DTC"),  TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE &
CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS  CERTIFICATE IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE CLASS A,  CLASS M AND CLASS B CERTIFICATES  AS DESCRIBED IN THE
AGREEMENT (AS DEFINED HEREIN).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT
CONDUIT,"  AS THOSE TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE  INTERNAL  REVENUE  CODE OF 1986 (THE "CODE")
[COUPLED WITH THE RIGHT TO RECEIVE PAYMENTS UNDER THE YIELD MAINTENANCE AGREEMENT].

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE  DEEMED  TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR  HOLDING  OF THIS
CERTIFICATE  (OR INTEREST  THEREIN) THAT SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT  SUBJECT TO THE
PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR SECTION 4975 OF
THE CODE OR A PERSON  (INCLUDING AN INSURANCE  COMPANY  INVESTING ITS GENERAL ACCOUNT,  AN INVESTMENT  MANAGER,  A NAMED FIDUCIARY OR A
TRUSTEE OF ANY SUCH PLAN) WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION.

         NO TRANSFER OF THIS  CERTIFICATE OR INTEREST HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  UNLESS THAT TRANSFER IS MADE
PURSUANT TO AN EFFECTIVE  REGISTRATION  STATEMENT UNDER THE 1933 ACT, AND EFFECTIVE  REGISTRATION  OR  QUALIFICATION  UNDER  APPLICABLE
STATE  SECURITIES  LAWS,  OR IS MADE IN A  TRANSACTION  THAT DOES NOT REQUIRE SUCH  REGISTRATION  OR  QUALIFICATION.  FURTHERMORE,  THE
AGREEMENT  PROVIDES  THAT NO  TRANSFER  OF THIS  CERTIFICATE  OR  INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  EXCEPT
(I) OUTSIDE  THE UNITED STATES TO ENTITIES WHICH ARE NOT U.S.  PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE 1933 ACT OR (II) IN
RELIANCE ON RULE 144A UNDER THE 1933 ACT ("RULE 144A") TO A QUALIFIED  INSTITUTIONAL  BUYER (AS DEFINED IN RULE 144A) THAT IS ACQUIRING
THIS CERTIFICATE OR INTEREST HEREIN FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER.

         EACH HOLDER OF THIS  CERTIFICATE WILL BE DEEMED TO HAVE  ACKNOWLEDGED AND AGREED THAT (I) IT IS (A) A QUALIFIED  INSTITUTIONAL
BUYER AND IS ACQUIRING THIS CERTIFICATE FOR ITS OWN INSTITUTIONAL  ACCOUNT OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED  INSTITUTIONAL
BUYER,  OR (B) IT IS NOT A U.S.  PERSON AND IS ACQUIRING  THIS  CERTIFICATE  OUTSIDE THE UNITED STATES (A  "REGULATION  S  PURCHASER");
(II) IT  UNDERSTANDS  THAT THIS  CERTIFICATE IS BEING  TRANSFERRED TO IT IN A TRANSACTION  NOT INVOLVING ANY PUBLIC OFFERING WITHIN THE
MEANING OF THE 1933 ACT,  AND THAT,  IF IN THE  FUTURE IT  DECIDES TO RESELL,  PLEDGE OR  OTHERWISE  TRANSFER  THIS  CERTIFICATE,  THIS
CERTIFICATE MAY BE RESOLD,  PLEDGED OR TRANSFERRED  ONLY IN ACCORDANCE WITH APPLICABLE  STATE  SECURITIES LAWS AND (A) IN A TRANSACTION
MEETING THE  REQUIREMENTS  OF RULE 144A,  TO A PERSON THAT THE SELLER  REASONABLY  BELIEVES  IS A  QUALIFIED  INSTITUTIONAL  BUYER THAT
PURCHASES  FOR ITS OWN ACCOUNT (OR FOR THE  ACCOUNT OR  ACCOUNTS OF A QUALIFIED  INSTITUTIONAL  BUYER) AND TO WHOM NOTICE IS GIVEN THAT
THE RESALE,  PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (B) IN AN OFFSHORE  TRANSACTION IN ACCORDANCE  WITH RULE 903
OR RULE 904 OF REGULATION S; AND (III) IF THE HOLDER IS A REGULATION S PURCHASER,  IT  UNDERSTANDS  THAT THIS  CERTIFICATE  HAS NOT AND
WILL NOT BE REGISTERED  UNDER THE 1933 ACT, THAT ANY OFFERS,  SALES OR DELIVERIES OF THIS  CERTIFICATE  IN THE UNITED STATES OR TO U.S.
PERSONS  PRIOR TO THE DATE  THAT IS 40 DAYS  AFTER  THE  CLOSING  DATE MAY  CONSTITUTE  A  VIOLATION  OF UNITED  STATES  LAW,  AND THAT
DISTRIBUTIONS  OF PRINCIPAL AND INTEREST WILL BE MADE IN RESPECT OF SUCH  CERTIFICATES  ONLY  FOLLOWING THE DELIVERY BY THE HOLDER OF A
CERTIFICATION  OF NON-U.S.  BENEFICIAL  OWNERSHIP  OR THE EXCHANGE OF  BENEFICIAL  INTEREST IN  TEMPORARY  REGULATION S GLOBAL  OFFERED
CERTIFICATES  FOR  BENEFICIAL  INTERESTS IN THE RELATED  PERMANENT  REGULATION S GLOBAL OFFERED  CERTIFICATES  (WHICH IN EACH CASE WILL
ITSELF REQUIRE A CERTIFICATION OF NON-U.S. BENEFICIAL OWNERSHIP), AT THE TIMES AND IN THE MANNER SET FORTH IN THE AGREEMENT.

         THE HOLDER OF THIS CERTIFICATE  DESIRING TO EFFECT ANY TRANSFER,  SALE, PLEDGE OR OTHER  DISPOSITION  SHALL, AND BY ACCEPTANCE
OF THIS  CERTIFICATE WILL BE DEEMED TO HAVE AGREED TO,  INDEMNIFY THE TRUSTEE,  THE DEPOSITOR,  THE MASTER SERVICER AND THE CERTIFICATE
REGISTRAR  AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER,  SALE, PLEDGE OR OTHER DISPOSITION IS NOT SO EXEMPT OR IS NOT MADE IN
ACCORDANCE WITH SUCH FEDERAL AND STATE LAWS AND THE AGREEMENT.

CUSIP: _____________________                                 Certificate No. SB-[__]-1
Date of Pooling and Servicing Agreement                      Percentage Interest: 100.00%
and Cut-off Date:  [____] 1, 20[__]
First Distribution Date:  [____], 20[__]                     Aggregate Initial Notional Balance
                                                             of the Class SB-[_] Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Notional Balance
Residential Funding Corporation                              of this Class SB-[_] Certificate:
                                                             $___________________________
Maturity Date:
__________ __, 20__

                                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                          SERIES 20[__]-KS[_]

                  evidencing a percentage  interest in the  distributions  allocable to the Class SB-[_]  Certificates with respect to a Trust Fund consisting  primarily of a pool of fixed and adjustable  interest rate, first lien mortgage  loans  mortgage loans on one- to  four-family  residential  properties  sold by
                  RESIDENTIAL ASSET SECURITIES CORPORATION

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in
Residential Asset Securities Corporation,  the Master Servicer, the Trustee referred to below or any of their affiliates.  Neither this
Certificate  nor the  underlying  Mortgage  Loans are  guaranteed  or  insured  by any  governmental  agency or  instrumentality  or by
Residential  Asset Securities  Corporation,  the Master Servicer,  the Trustee or any of their affiliates.  None of the Depositor,  the
Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that CEDE & CO. is the registered  owner of the Percentage  Interest  evidenced by this  Certificate in certain distributions  with respect to the Trust Fund  consisting  primarily of an interest in a pool of adjustable  interest rate,  first lien mortgage loans on one- to four-family  residential  properties,  sold by Residential Asset Securities  Corporation  (hereinafter called the "Depositor,"  which term includes any successor entity under the Agreement  referred to below). The Trust Fund was created pursuant to a Pooling and  Servicing  Agreement  dated as  specified  above (the  "Agreement")  among the  Depositor,  the Master  Servicer  and
[___________],  as trustee (the "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  To the extent not defined herein,  the capitalized terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof, assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is registered  at the close of business on the last  Business Day of the month  immediately preceding  the month of such  distribution  (the  "Record  Date"),  from the  Available  Distribution  Amount in an amount equal to the product of the Percentage  Interest  evidenced by this  Certificate  and the amount of interest and principal,  if any,  required to be distributed to Holders of Class SB-[_] Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent  appointed by the Trustee in immediately  available  funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person  shall have so notified  the Master  Servicer or such  Paying  Agent,  or by check  mailed to the address of the
Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that purpose  in  [__________________].  The  Notional  Amount of this  Class SB-[_]  Certificate  as of any date of  determination  will be calculated  as  described  in the  Agreement.  This  Class SB-[_]  Certificate  will accrue  interest at the  Pass-Through  Rate on the
Notional Amount as indicated in the definition of Accrued  Certificate  Interest in the Agreement.  This Class SB-[_]  Certificate will not accrue interest on its Certificate Principal Balance.

         Any  Transferee  of this  Certificate  will be  deemed  to have  represented  by virtue of its  purchase  or  holding  of this
Certificate (or interest  therein) that either such transferee is not an employee benefit plan or other plan or arrangement  subject to the prohibited  transaction  provisions of the Employee  Retirement Income Security Act of 1974, as amended ("ERISA"),  or Section 4975 of the Code or a person (including an insurance company investing its general account,  an investment  manager,  a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such  acquisition.  This  Certificate  is one of a duly authorized  issue of  Certificates  issued in several  Classes  designated as Mortgage  Asset-Backed  Pass-Through  Certificates of the
Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more  specifically  set forth  herein and in the  Agreement.  In the event  Master  Servicer  funds are  advanced  with  respect to any
Mortgage Loan, such advance is reimbursable to the Master Servicer,  to the extent provided in the Agreement,  from related  recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master  Servicer  from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such purposes  including  without  limitation  reimbursement  to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Depositor,  the Master  Servicer  and the Trustee and the rights of the  Certificateholders  under the
Agreement  from time to time by the  Depositor,  the Master  Servicer and the Trustee  with the consent of the Holders of  Certificates evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the  Holder of this  Certificate  shall be  conclusive  and  binding  on such  Holder  and upon all  future  holders of this
Certificate  and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment  thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and,  in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed  by the Trustee in  [__________________],  duly  endorsed  by, or  accompanied  by an  assignment  in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such  Holder's  attorney duly  authorized  in writing,  and  thereupon  one or more new  Certificates  of  authorized  denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the Master  Servicer,  the Trustee,  the  Certificate  Registrar and any agent of the  Depositor,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following  the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage  Loan  subject  thereto or the disposition  of all property  acquired upon  foreclosure  or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Holder of the Class SB Certificates  or the Master  Servicer,  as described in the Agreement,  from the Trust Fund of all remaining
Mortgage  Loans and all property  acquired in respect of such  Mortgage  Loans or the  Certificates,  in either case thereby  effecting early  retirement of the  Certificates.  The Agreement  permits,  but does not require,  the Holder of the Class SB Certificates or the
Master Servicer,  as described in the Agreement,  (i) to purchase,  at a price  determined as provided in the Agreement,  all remaining
Mortgage  Loans and all property  acquired in respect of any Mortgage Loan or (ii) to  purchase in whole,  but not in part,  all of the
Certificates  from the Holders thereof,  provided,  that any such option may only be exercised if the Stated  Principal  Balance before giving effect to the  distributions to be made on such  Distribution Date of the Mortgage Loans, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of  authentication  hereon has been executed by the  Certificate  Registrar by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              [___________________],
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                                     Certificate of Authentication

         This is one of the Class SB-[_] Certificates referred to in the within-mentioned Agreement.

                                                              [_____________________],
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                              ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite  name and address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within
Trust  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate  Register of the
Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

___________________________________________________________________________________________________________________
                                                              Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions     shall     be    made,     by    wire     transfer     or     otherwise,     in     immediately     available     fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This    information    is    provided   by    ___________________________________,    the    assignee    named    above,    or
______________________________, as its agent.

                                                                                                                            EXHIBIT D-3

                                    FORM OF PERMANENT REGULATION S GLOBAL CLASS SB-[_] CERTIFICATE

         THIS  CERTIFICATE IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE CLASS A,  CLASS M AND CLASS B CERTIFICATES  AS DESCRIBED IN THE
AGREEMENT (AS DEFINED HEREIN).

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY,  A NEW YORK CORPORATION
("DTC"),  TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE &
CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT
CONDUIT,"  AS THOSE TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE  INTERNAL  REVENUE  CODE OF 1986 (THE "CODE")
[COUPLED WITH THE RIGHT TO RECEIVE PAYMENTS UNDER THE YIELD MAINTENANCE AGREEMENT].

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE  DEEMED  TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR  HOLDING  OF THIS
CERTIFICATE  (OR INTEREST  THEREIN) THAT SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT  SUBJECT TO THE
PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR SECTION 4975 OF
THE CODE OR A PERSON  (INCLUDING AN INSURANCE  COMPANY  INVESTING ITS GENERAL ACCOUNT,  AN INVESTMENT  MANAGER,  A NAMED FIDUCIARY OR A
TRUSTEE OF ANY SUCH PLAN) WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION.

         NO TRANSFER OF THIS  CERTIFICATE OR INTEREST HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  UNLESS THAT TRANSFER IS MADE
PURSUANT TO AN EFFECTIVE  REGISTRATION  STATEMENT UNDER THE 1933 ACT, AND EFFECTIVE  REGISTRATION  OR  QUALIFICATION  UNDER  APPLICABLE
STATE  SECURITIES  LAWS,  OR IS MADE IN A  TRANSACTION  THAT DOES NOT REQUIRE SUCH  REGISTRATION  OR  QUALIFICATION.  FURTHERMORE,  THE
AGREEMENT  PROVIDES  THAT NO  TRANSFER  OF THIS  CERTIFICATE  OR  INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  EXCEPT
(I) OUTSIDE  THE UNITED STATES TO ENTITIES WHICH ARE NOT U.S.  PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE 1933 ACT OR (II) IN
RELIANCE ON RULE 144A UNDER THE 1933 ACT ("RULE 144A") TO A QUALIFIED  INSTITUTIONAL  BUYER (AS DEFINED IN RULE 144A) THAT IS ACQUIRING
THIS CERTIFICATE OR INTEREST HEREIN FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER.

         EACH HOLDER OF THIS  CERTIFICATE WILL BE DEEMED TO HAVE  ACKNOWLEDGED AND AGREED THAT (I) IT IS (A) A QUALIFIED  INSTITUTIONAL
BUYER AND IS ACQUIRING THIS CERTIFICATE FOR ITS OWN INSTITUTIONAL  ACCOUNT OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED  INSTITUTIONAL
BUYER,  OR (B) IT IS NOT A U.S.  PERSON AND IS ACQUIRING  THIS  CERTIFICATE  OUTSIDE THE UNITED STATES (A  "REGULATION  S  PURCHASER");
(II) IT  UNDERSTANDS  THAT THIS  CERTIFICATE IS BEING  TRANSFERRED TO IT IN A TRANSACTION  NOT INVOLVING ANY PUBLIC OFFERING WITHIN THE
MEANING OF THE 1933 ACT,  AND THAT,  IF IN THE  FUTURE IT  DECIDES TO RESELL,  PLEDGE OR  OTHERWISE  TRANSFER  THIS  CERTIFICATE,  THIS
CERTIFICATE MAY BE RESOLD,  PLEDGED OR TRANSFERRED  ONLY IN ACCORDANCE WITH APPLICABLE  STATE  SECURITIES LAWS AND (A) IN A TRANSACTION
MEETING THE  REQUIREMENTS  OF RULE 144A,  TO A PERSON THAT THE SELLER  REASONABLY  BELIEVES  IS A  QUALIFIED  INSTITUTIONAL  BUYER THAT
PURCHASES  FOR ITS OWN ACCOUNT (OR FOR THE  ACCOUNT OR  ACCOUNTS OF A QUALIFIED  INSTITUTIONAL  BUYER) AND TO WHOM NOTICE IS GIVEN THAT
THE RESALE,  PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (B) IN AN OFFSHORE  TRANSACTION IN ACCORDANCE  WITH RULE 903
OR RULE 904 OF REGULATION S; AND (III) IF THE HOLDER IS A REGULATION S PURCHASER,  IT  UNDERSTANDS  THAT THIS  CERTIFICATE  HAS NOT AND
WILL NOT BE REGISTERED  UNDER THE 1933 ACT, THAT ANY OFFERS,  SALES OR DELIVERIES OF THIS  CERTIFICATE  IN THE UNITED STATES OR TO U.S.
PERSONS  PRIOR TO THE DATE  THAT IS 40 DAYS  AFTER  THE  CLOSING  DATE MAY  CONSTITUTE  A  VIOLATION  OF UNITED  STATES  LAW,  AND THAT
DISTRIBUTIONS  OF PRINCIPAL AND INTEREST WILL BE MADE IN RESPECT OF SUCH  CERTIFICATES  ONLY  FOLLOWING THE DELIVERY BY THE HOLDER OF A
CERTIFICATION  OF NON-U.S.  BENEFICIAL  OWNERSHIP  OR THE EXCHANGE OF  BENEFICIAL  INTEREST IN  TEMPORARY  REGULATION S GLOBAL  OFFERED
CERTIFICATES  FOR  BENEFICIAL  INTERESTS IN THE RELATED  PERMANENT  REGULATION S GLOBAL OFFERED  CERTIFICATES  (WHICH IN EACH CASE WILL
ITSELF REQUIRE A CERTIFICATION OF NON-U.S. BENEFICIAL OWNERSHIP), AT THE TIMES AND IN THE MANNER SET FORTH IN THE AGREEMENT.

         THE HOLDER OF THIS CERTIFICATE  DESIRING TO EFFECT ANY TRANSFER,  SALE, PLEDGE OR OTHER  DISPOSITION  SHALL, AND BY ACCEPTANCE
OF THIS  CERTIFICATE WILL BE DEEMED TO HAVE AGREED TO,  INDEMNIFY THE TRUSTEE,  THE DEPOSITOR,  THE MASTER SERVICER AND THE CERTIFICATE
REGISTRAR  AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER,  SALE, PLEDGE OR OTHER DISPOSITION IS NOT SO EXEMPT OR IS NOT MADE IN
ACCORDANCE WITH SUCH FEDERAL AND STATE LAWS AND THE AGREEMENT.

CUSIP: _____________________                                 Certificate No. SB-[__]-1
Date of Pooling and Servicing Agreement                      Percentage Interest: [__]%
and Cut-off Date:  [____] 1, 20[__]
First Distribution Date:  [____], 20[__]                     Aggregate Initial Notional Balance
                                                             of the Class SB-[_] Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Notional Balance
Residential Funding Corporation                              of this Class SB-[_] Certificate:
                                                             $___________________________
Maturity Date:
__________ __, 20__

                                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                          SERIES 20[__]-KS[_]

                  evidencing a percentage  interest in the  distributions  allocable to the Class SB-[_]  Certificates with respect to a Trust Fund consisting  primarily of a pool of fixed and adjustable  interest rate, first lien mortgage loans on one- to four-family  residential  properties sold by RESIDENTIAL  ASSET
                  SECURITIES CORPORATION

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in
Residential Asset Securities Corporation,  the Master Servicer, the Trustee referred to below or any of their affiliates.  Neither this
Certificate  nor the  underlying  Mortgage  Loans are  guaranteed  or  insured  by any  governmental  agency or  instrumentality  or by
Residential  Asset Securities  Corporation,  the Master Servicer,  the Trustee or any of their affiliates.  None of the Depositor,  the
Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that CEDE & CO. is the registered  owner of the Percentage  Interest  evidenced by this  Certificate in certain distributions  with respect to the Trust Fund  consisting  primarily of an interest in a pool of adjustable  interest rate,  first lien mortgage loans on one- to four-family  residential  properties,  sold by Residential Asset Securities  Corporation  (hereinafter called the "Depositor,"  which term includes any successor entity under the Agreement  referred to below). The Trust Fund was created pursuant to a Pooling and  Servicing  Agreement  dated as  specified  above (the  "Agreement")  among the  Depositor,  the Master  Servicer  and
[_______],  as trustee (the  "Trustee"),  a summary of certain of the  pertinent  provisions  of which is set forth  hereafter.  To the extent not defined herein,  the capitalized terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof, assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is registered  at the close of business on the last  Business Day of the month  immediately preceding  the month of such  distribution  (the  "Record  Date"),  from the  Available  Distribution  Amount in an amount equal to the product of the Percentage  Interest  evidenced by this  Certificate  and the amount of interest and principal,  if any,  required to be distributed to Holders of Class SB-[_] Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent  appointed by the Trustee in immediately  available  funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person  shall have so notified  the Master  Servicer or such  Paying  Agent,  or by check  mailed to the address of the
Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that purpose  in  [__________________].  The  Notional  Amount of this  Class SB-[_]  Certificate  as of any date of  determination  will be calculated  as  described  in the  Agreement.  This  Class SB-[_]  Certificate  will accrue  interest at the  Pass-Through  Rate on the
Notional Amount as indicated in the definition of Accrued  Certificate  Interest in the Agreement.  This Class SB-[_]  Certificate will not accrue interest on its Certificate Principal Balance.

         Any  Transferee  of this  Certificate  will be  deemed  to have  represented  by virtue of its  purchase  or  holding  of this
Certificate (or interest  therein) that either such transferee is not an employee benefit plan or other plan or arrangement  subject to the prohibited  transaction  provisions of the Employee  Retirement Income Security Act of 1974, as amended ("ERISA"),  or Section 4975 of the Code or a person (including an insurance company investing its general account,  an investment  manager,  a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition.

         This  Certificate  is one of a duly  authorized  issue of  Certificates  issued in  several  Classes  designated  as  Mortgage
Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more  specifically  set forth  herein and in the  Agreement.  In the event  Master  Servicer  funds are  advanced  with  respect to any
Mortgage Loan, such advance is reimbursable to the Master Servicer,  to the extent provided in the Agreement,  from related  recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master  Servicer  from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such purposes  including  without  limitation  reimbursement  to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Depositor,  the Master  Servicer  and the Trustee and the rights of the  Certificateholders  under the
Agreement  from time to time by the  Depositor,  the Master  Servicer and the Trustee  with the consent of the Holders of  Certificates evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the  Holder of this  Certificate  shall be  conclusive  and  binding  on such  Holder  and upon all  future  holders of this
Certificate  and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment  thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and,  in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed  by the Trustee in  [__________________],  duly  endorsed  by, or  accompanied  by an  assignment  in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such  Holder's  attorney duly  authorized  in writing,  and  thereupon  one or more new  Certificates  of  authorized  denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the Master  Servicer,  the Trustee,  the  Certificate  Registrar and any agent of the  Depositor,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following  the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage  Loan  subject  thereto or the disposition of all property  acquired upon  foreclosure  or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the  purchase by the Holder of the Class SB Certificates  or the Master  Servicer,  as described in the Agreement,  from the Trust Fund of all remaining
Mortgage  Loans and all property  acquired in respect of such  Mortgage  Loans or the  Certificates,  in either case thereby  effecting early  retirement of the  Certificates.  The Agreement  permits,  but does not require,  the Holder of the Class SB Certificates or the
Master  Servicer,  as described in the Agreement,  (i) to purchase,  at a price determined as provided in the Agreement,  all remaining
Mortgage  Loans and all property  acquired in respect of any Mortgage Loan or (ii) to  purchase in whole,  but not in part,  all of the
Certificates  from the Holders thereof,  provided,  that any such option may only be exercised if the Stated  Principal  Balance before giving effect to the  distributions to be made on such  Distribution Date of the Mortgage Loans, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of  authentication  hereon has been executed by the  Certificate  Registrar by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              [___________________],
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                                     Certificate of Authentication

         This is one of the Class SB-[_] Certificates referred to in the within-mentioned Agreement.

                                                              [_____________________],
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                              ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite  name and address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within
Trust  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate  Register of the
Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

___________________________________________________________________________________________________________________
                                                              Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions     shall     be    made,     by    wire     transfer     or     otherwise,     in     immediately     available     fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This    information    is    provided   by    ___________________________________,    the    assignee    named    above,    or
______________________________, as its agent.

                                                                                                                            EXHIBIT D-4

                                                    FORM OF CLASS R-[_] CERTIFICATE

         THE CLASS R-[_]  CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS  CONSTITUTING THE AVAILABLE  DISTRIBUTION AMOUNT UNTIL SUCH TIME
AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (THE "AGREEMENT").

         THIS  CLASS R-[_]  CERTIFICATE  IS  SUBORDINATE  TO THE CLASS A,  CLASS M,  CLASS B AND CLASS SB  CERTIFICATES,  TO THE EXTENT
DESCRIBED HEREIN AND IN THE AGREEMENT.

         THIS  CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED  STATES PERSON OR A DISQUALIFIED  ORGANIZATION (AS DEFINED
BELOW).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "RESIDUAL  INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT
CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES  ACT OF 1933, AS AMENDED,  OR THE SECURITIES
LAWS OF ANY  STATE  AND  MAY NOT BE  RESOLD  OR  TRANSFERRED  UNLESS  IT IS  REGISTERED  PURSUANT  TO SUCH  ACT AND  LAWS OR IS SOLD OR
TRANSFERRED IN TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT AND UNDER  APPLICABLE  STATE LAW AND IS TRANSFERRED IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

         NO  TRANSFER  OF THIS  CERTIFICATE  OR ANY  INTEREST  THEREIN  SHALL BE MADE TO ANY  EMPLOYEE  BENEFIT  PLAN OR OTHER  PLAN OR
ARRANGEMENT  SUBJECT TO THE  PROHIBITED  TRANSACTION  PROVISIONS  OF THE EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF 1974, AS AMENDED
("ERISA"),  OR SECTION 4975 OF THE CODE, OR ANY PERSON  (INCLUDING AN INSURANCE  COMPANY  INVESTING ITS GENERAL ACCOUNT,  AN INVESTMENT
MANAGER,  A NAMED  FIDUCIARY  OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING  "PLAN  ASSETS" OF ANY SUCH PLAN TO EFFECT  SUCH  ACQUISITION
(EACH OF THE FOREGOING,  A "PLAN  INVESTOR")  UNLESS THE TRUSTEE,  THE DEPOSITOR AND THE MASTER SERVICER ARE PROVIDED WITH EITHER (I) A
CERTIFICATION  PURSUANT TO SECTION  5.02(f) OF THE  AGREEMENT OR (II) AN  OPINION OF COUNSEL  ACCEPTABLE  TO AND IN FORM AND  SUBSTANCE
SATISFACTORY TO THE TRUSTEE,  THE DEPOSITOR AND THE MASTER  SERVICER TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS  CERTIFICATE IS
PERMISSIBLE  UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER SECTION 406 OF ERISA
OR SECTION 4975 OF THE CODE (OR COMPARABLE  PROVISIONS OF ANY SUBSEQUENT  ENACTMENTS),  AND WILL NOT SUBJECT THE TRUSTEE, THE DEPOSITOR
OR THE MASTER SERVICER TO ANY OBLIGATION OR LIABILITY  (INCLUDING  OBLIGATIONS OR LIABILITIES  UNDER ERISA OR SECTION 4975 OF THE CODE)
IN ADDITION TO THOSE  UNDERTAKEN IN THE  AGREEMENT,  WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE,  THE DEPOSITOR OR
THE MASTER SERVICER.

         ANY  RESALE,  TRANSFER  OR OTHER  DISPOSITION  OF THIS  CERTIFICATE  MAY BE MADE ONLY IF THE  PROPOSED  TRANSFEREE  PROVIDES A
TRANSFER  AFFIDAVIT  TO THE MASTER  SERVICER  AND THE TRUSTEE  THAT (1) SUCH  TRANSFEREE  IS NOT (A) THE  UNITED  STATES,  ANY STATE OR
POLITICAL  SUBDIVISION  THEREOF,  ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR  INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER
THAN AN  INSTRUMENTALITY  WHICH IS A CORPORATION  IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF
ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN  GOVERNMENT,  ANY INTERNATIONAL  ORGANIZATION,  OR ANY
AGENCY OR  INSTRUMENTALITY  OF EITHER OF THE FOREGOING,  (C) ANY ORGANIZATION  (OTHER THAN CERTAIN FARMERS'  COOPERATIVES  DESCRIBED IN
SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH  ORGANIZATION  IS SUBJECT TO THE TAX
IMPOSED BY SECTION 511 OF THE CODE  (INCLUDING  THE TAX  IMPOSED BY SECTION  511 OF THE CODE ON  UNRELATED  BUSINESS  TAXABLE  INCOME),
(D) RURAL ELECTRIC AND TELEPHONE  COOPERATIVES  DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER
SECTION 775(a) OF THE CODE (ANY SUCH PERSON  DESCRIBED IN THE FOREGOING  CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN  REFERRED TO AS
A  "DISQUALIFIED  ORGANIZATION"),  OR (F) AN AGENT OF A  DISQUALIFIED  ORGANIZATION,  (2) NO PURPOSE OF SUCH  TRANSFER IS TO IMPEDE THE
ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE  SATISFIES CERTAIN ADDITIONAL  CONDITIONS  RELATING TO THE FINANCIAL  CONDITION
OF THE PROPOSED  TRANSFEREE.  NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE  REGISTER OR ANY TRANSFER,  SALE OR OTHER DISPOSITION
OF THIS CERTIFICATE TO A DISQUALIFIED  ORGANIZATION OR AN AGENT OF A DISQUALIFIED  ORGANIZATION,  SUCH REGISTRATION  SHALL BE DEEMED TO
BE OF NO LEGAL FORCE OR EFFECT  WHATSOEVER  AND SUCH PERSON SHALL NOT BE DEEMED TO BE A  CERTIFICATEHOLDER  FOR ANY PURPOSE  HEREUNDER,
INCLUDING,  BUT NOT LIMITED TO, THE RECEIPT OF  DISTRIBUTIONS  ON THIS  CERTIFICATE.  EACH HOLDER OF THIS  CERTIFICATE BY ACCEPTANCE OF
THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. R-[__]-1                                     Percentage Interest: 100.00%

Date of Pooling and Servicing Agreement                      Master Servicer:
and Cut-off Date:  [____] 1, 20[__]                          Residential Funding Corporation

                                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                          SERIES 20[__]-KS[_]

                  evidencing a percentage  interest in the  distributions  allocable to the  Class R-[_]  Certificates with  respect  to a Trust  Fund  consisting  primarily  of  mortgage  loans  on one- to  four-family residential properties sold by RESIDENTIAL ASSET SECURITIES CORPORATION

         This  Certificate  is payable  solely from the assets of the Trust Fund and does not represent an obligation of or interest in
Residential Asset Securities Corporation,  the Master Servicer, the Trustee referred to below or any of their affiliates.  Neither this
Certificate  nor the  underlying  Mortgage  Loans are  guaranteed  or  insured  by any  governmental  agency or  instrumentality  or by
Residential  Asset Securities  Corporation,  the Master Servicer,  the Trustee or any of their affiliates.  None of the Depositor,  the
Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that [Residential  Funding  Corporation] is the registered owner of the Percentage  Interest  evidenced by this
Certificate in certain  distributions  with respect to the Trust Fund  consisting  primarily of a pool of adjustable  rate,  first lien mortgage loans on one- to four-family  residential  properties (the "Mortgage Loans"), sold by Residential Asset Securities Corporation
(hereinafter  called the "Depositor,"  which term includes any successor entity under the Agreement  referred to below). The Trust Fund was created  pursuant to a Pooling and Servicing  Agreement dated as specified above (the "Agreement)  among the Depositor,  the Master
Servicer and  [_____________],  as trustee (the  "Trustee"),  a summary of certain of the  pertinent  provisions  of which is set forth hereafter.  To the extent not defined  herein,  the  capitalized  terms used herein have the meanings  assigned in the Agreement.  This
Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is registered  at the close of business on the last  Business Day of the month  immediately preceding the month of such distribution  (the "Record Date"),  from the related  Available  Distribution  Amount in an amount equal to the product of the Percentage  Interest  evidenced by this Certificate and, the amount of interest and principal,  if any,  required to be distributed to the Holders of Class R-[_] Certificates on such Distribution Date.

         Each Holder of this  Certificate  will be deemed to have agreed to be bound by the  restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership  Interest in this  Certificate  must be a United States Person and a
Permitted  Transferee,  (ii) the transfer of any Ownership  Interest in this  Certificate  will be conditioned upon the delivery to the
Trustee of, among other  things,  an affidavit  to the effect that it is a United  States  Person and  Permitted  Transferee,  (ii) any
attempted or purported  transfer of any Ownership  Interest in this  Certificate in violation of such  restrictions  will be absolutely null and void and will vest no rights in the  purported  transferee,  and (iv) if any person  other than a United  States  Person and a
Permitted  Transferee  acquires any Ownership Interest in this Certificate in violation of such restrictions,  then the Master Servicer will have the right,  in its sole  discretion  and without  notice to the Holder of this  Certificate,  to sell this  Certificate  to a purchaser  selected by the Master  Servicer,  which purchaser may be the Master Servicer,  or any affiliate of the Master Servicer,  on such terms and conditions as the Master Servicer may choose.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that purpose in  [__________________].  The Holder of this  Certificate may have additional  obligations  with respect to this  Certificate, including tax liabilities.

         No transfer of this Class R-[_]  Certificate  will be made unless such transfer is exempt from the  registration  requirements of the Securities Act of 1933, as amended,  and any applicable  state  securities laws or is made in accordance with said Act and laws.
In the event that such a transfer is to be made,  (i) the Trustee or the Depositor may require an opinion of counsel  acceptable to and in form and substance  satisfactory to the Trustee and the Depositor that such transfer is exempt (describing the applicable  exemption and the basis  therefor)  from or is being made pursuant to the  registration  requirements  of the Securities Act of 1933, as amended, and of any  applicable  statute of any state and (ii) the  transferee  shall execute an investment  letter in the form described by the
Agreement.  The Holder hereof desiring to effect such transfer shall, and does hereby agree to,  indemnify the Trustee,  the Depositor, the Master  Servicer  and the  Certificate  Registrar  acting on behalf of the  Trustee  against any  liability  that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

         No  transfer  of this  Certificate  or any  interest  therein  shall be made to any  employee  benefit  plan or other  plan or arrangement  subject to the  prohibited  transaction  provisions  of ERISA or Section  4975 of the Code,  or any person  (including  an insurance company investing its general account,  an investment  manager, a named fiduciary or a trustee of any such plan) who is using
"plan  assets"  of any such plan to effect  such  acquisition  (each of the  foregoing,  a "Plan  Investor")  unless the  Trustee,  the
Depositor and the Master  Servicer are provided with either (i) a  certification  pursuant to Section  5.02(f) of the Agreement or (ii)
an Opinion of Counsel  acceptable to and in form and substance  satisfactory  to the Trustee,  the Depositor and the Master Servicer to
the effect that the purchase or holding of this  Certificate is permissible  under applicable law, will not constitute or result in any non-exempt  prohibited  transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable  provisions of any subsequent enactments),  and will not subject the  Trustee,  the  Depositor  or the Master  Servicer to any  obligation  or  liability  (including obligations or  liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken in the Agreement,  which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

         This  Certificate  is one of a duly  authorized  issue of  Certificates  issued in  several  Classes  designated  as  Mortgage
Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more  specifically  set forth  herein and in the  Agreement.  In the event  Master  Servicer  funds are  advanced  with  respect to any
Mortgage Loan, such advance is reimbursable to the Master Servicer,  to the extent provided in the Agreement,  from related  recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master  Servicer  from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such purposes  including  without  limitation  reimbursement  to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Depositor,  the Master  Servicer  and the Trustee and the rights of the  Certificateholders  under the
Agreement  from time to time by the  Depositor,  the Master  Servicer and the Trustee  with the consent of the Holders of  Certificates evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the  Holder of this  Certificate  shall be  conclusive  and  binding  on such  Holder  and upon all  future  holders of this
Certificate  and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment  thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and,  in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed  by the Trustee in  [__________________],  duly  endorsed  by, or  accompanied  by an  assignment  in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such  Holder's  attorney duly  authorized  in writing,  and  thereupon  one or more new  Certificates  of  authorized  denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the Master  Servicer,  the Trustee,  the  Certificate  Registrar and any agent of the  Depositor,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              [________________________],
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                                     Certificate of Authentication

         This is one of the Class R-[_] Certificates referred to in the within-mentioned Agreement.

                                                              [______________________],
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                              ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite  name and address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within
Trust  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate  Register of the
Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

___________________________________________________________________________________________________________________
                                                              Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions     shall     be    made,     by    wire     transfer     or     otherwise,     in     immediately     available     fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This    information    is    provided   by    ___________________________________,    the    assignee    named    above,    or
______________________________, as its agent.

                                                                                                                              EXHIBIT E

                                                      FORM OF CUSTODIAL AGREEMENT

                  THIS  CUSTODIAL  AGREEMENT (as amended and  supplemented  from time to time, the  "Agreement"),  dated as of [___] 1,
20[__],  by and among  [__________________],  as trustee  (including  its successors  under the Pooling  Agreement  defined below,  the
"Trustee"),  RESIDENTIAL ASSET SECURITIES CORPORATION, as company (together with any successor in interest, the "Company"), RESIDENTIAL
FUNDING  CORPORATION,  as master servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master  Servicer") and  [_______________________],  as custodian  (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                                                     W I T N E S S E T H T H A T:

                  WHEREAS,  the Company,  the Master  Servicer,  and the Trustee have entered into a Pooling and  Servicing  Agreement, dated as of [___] 1, 20[__], relating to the issuance of Residential Asset Securities Corporation,  Mortgage Asset-Backed  Pass-Through
Certificates,  Series  20[__]-KS[_] (as in effect on the date of this Agreement,  the "Original Pooling  Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

                  WHEREAS,  the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding  certain documents and other instruments  delivered by the Company and the Master Servicer under the Pooling  Agreement,  all upon the terms and conditions and subject to the limitations hereinafter set forth;

                  NOW, THEREFORE,  in consideration of the premises and the mutual covenants and agreements  hereinafter set forth, the
Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:

ARTICLE I_________

                                                              Definitions

                  Capitalized  terms used in this  Agreement  and not defined  herein shall have the meanings  assigned in the Original
Pooling Agreement, unless otherwise required by the context herein.

ARTICLE II________

                                                     Custody of Mortgage Documents

Section 2.1_______Custodian to Act as Agent:  Acceptance  of Mortgage  Files.  The Company and the Master  Servicer  hereby  direct the
Trustee to appoint  [__________________]  as the Custodian  hereunder.  The Custodian,  as the duly appointed  agent of the Trustee for these purposes,  acknowledges  receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule  attached hereto
(the  "Mortgage  Files") and declares that it holds and will hold the Mortgage  Files as agent for the Trustee,  in trust,  for the use and benefit of all present and future Certificateholders.

Section 2.2_______Recordation of Assignments.  If any Mortgage File includes one or more  assignments of the related  Mortgage Loans to the Trustee that have not been  recorded,  each such  assignment  shall be delivered by the Custodian to the Company for the purpose of recording it in the  appropriate  public office for real  property  records,  and the Company,  at no expense to the  Custodian,  shall promptly  cause to be recorded in the  appropriate  public  office for real  property  records each such  assignment  and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

Section 2.3_______Review of Mortgage Files.

(a)      On or prior to the Closing Date,  the  Custodian  shall  deliver to the Trustee an Initial  Certification  in the form annexed hereto as Annex I evidencing  receipt of a Mortgage File for each Mortgage Loan listed on the Schedule  attached  hereto (the "Mortgage
Loan Schedule").  The parties hereto acknowledge that certain documents  referred to in Subsection  2.01(b)(i) of the Pooling Agreement
may be missing on or prior to the Closing Date and such missing documents shall be listed on Schedule A to Annex I.

(b)      Within 90 days after the closing date, the Custodian agrees,  for the benefit of  Certificateholders,  to review in accordance with the  provisions  of  Section  2.02 of the  Pooling  Agreement  each  Mortgage  File  and to  deliver  to the  Trustee  an  Interim
Certification  in the form annexed  hereto as Annex II to the effect that all  documents  required to be delivered  pursuant to Section
2.01 (b) of the Pooling  Agreement have been executed and received and that such documents  relate to the Mortgage Loans  identified on the Mortgage Loan Schedule,  except for any  exceptions  listed on Schedule A attached to such Interim  Certification.  For purposes of such review,  the Custodian  shall compare the following  information  in each Mortgage File to the  corresponding  information  in the
Mortgage Loan Schedule:  (i) the loan number,  (ii) the borrower name and (iii) the original principal  balance.  In the event that any
Mortgage  Note or  Assignment  of Mortgage  has been  delivered  to the  Custodian  by the Company in blank,  the  Custodian,  upon the direction of the Company,  shall cause each such  Mortgage  Note to be endorsed to the Trustee and each such  Assignment of Mortgage to be completed in the name of the Trustee prior to the date on which such Interim  Certification  is delivered to the Trustee.  Within 45 days of receipt of the documents required to be delivered  pursuant to Section 2.01(c) of the Pooling Agreement,  the Custodian agrees, for the benefit of the  Certificateholders,  to review  each  document,  and upon the written  request of the Trustee to deliver to the
Trustee an updated Schedule A to the Interim  Certification.  The Custodian shall be under no duty or obligation to inspect,  review or examine said documents,  instruments,  certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the  represented  purpose or that they have  actually  been  recorded or that they are other than what they  purport to be on their face,  or that the MIN is  accurate.  If in  performing  the review  required by this Section 2.3 the  Custodian  finds any document or documents  constituting  a part of a Mortgage  File to be missing or  defective  in respect of the items  reviewed as described in this
Section 2.3(b), the Custodian shall promptly so notify the Company, the Master Servicer and the Trustee.

(c)      Upon  receipt of all  documents  required  to be in the  Mortgage  Files the  Custodian  shall  deliver to the Trustee a Final
Certification in the form annexed hereto as Annex III evidencing the completeness of the Mortgage Files.

                  Upon receipt of written request from the Trustee, the Company or the Master Servicer,  the Custodian shall as soon as practicable  supply the Trustee with a list of all of the documents  relating to the Mortgage Loans  required to be delivered  pursuant to Section 2.01 (b) of the Pooling Agreement not then contained in the Mortgage Files.

Section 2.4_______Notification of Breaches of Representations and Warranties.  If the Custodian discovers,  in the course of performing its  custodial  functions,  a breach of a  representation  or warranty  made by the Master  Servicer or the Company as set forth in the
Pooling  Agreement with respect to a Mortgage Loan relating to a Mortgage  File, the Custodian  shall give prompt written notice to the
Company, the Master Servicer and the Trustee.

Section 2.5_______Custodian to  Cooperate:  Release of Mortgage  Files.  Upon the  repurchase  or  substitution  of any  Mortgage  Loan pursuant to Article II of the Pooling  Agreement or payment in full of any Mortgage  Loan,  or the receipt by the Master  Servicer of a notification  that payment in full will be escrowed in a manner  customary for such purposes,  the Master  Servicer  shall  immediately notify the  Custodian  by  delivering  to the  Custodian a Request  for Release (in the form of Annex IV attached  hereto or a mutually acceptable  electronic form) and shall request delivery to it of the Mortgage File. The Custodian agrees,  upon receipt of such Request for Release,  promptly to release to the Master  Servicer  the related  Mortgage  File.  Upon receipt of a Request for Release from the
Master Servicer,  signed by a Servicing Officer, that (i) the Master Servicer or a Subservicer,  as the case may be, has made a deposit into the  Certificate  Account in payment for the purchase of the related  Mortgage  Loan in an amount equal to the Purchase  Price for such Mortgage  Loan or (ii) the Company has chosen to substitute a Qualified  Substitute  Mortgage  Loan for such  Mortgage  Loan,  the
Custodian shall release to the Master  Servicer the related  Mortgage File.  Upon written  notification  of a substitution,  the Master
Servicer  shall  deliver to the Custodian and the Custodian  agrees to accept the Mortgage Note and other  documents  constituting  the
Mortgage File with respect to any Qualified  Substitute Mortgage Loan, upon receiving written  notification from the Master Servicer of such substitution.

                  From time to time as is  appropriate  for the servicing or  foreclosures  of any Mortgage Loan,  including,  for this purpose,  collection  under any Primary  Insurance Policy or any Mortgage Pool Insurance  Policy,  the Master Servicer shall deliver to the Custodian a Request for Release  certifying as to the reason for such release.  Upon receipt of the foregoing,  the Custodian shall deliver the Mortgage File or such document to the Master  Servicer.  The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian  when the need  therefor by the Master  Servicer no longer  exists,  unless (i) the
Mortgage Loan has been  liquidated  and the  Liquidation  Proceeds  relating to the Mortgage Loan have been  deposited in the Custodial
Account or (ii) the Mortgage File or such document has been delivered to an attorney,  or to a public trustee or other public  official as required by law, for purposes of initiating  or pursuing  legal action or other  proceedings  for the  foreclosure  of the Mortgaged
Property  either  judicially or  non-judicially,  and the Master Servicer has delivered to the Custodian an updated Request for Release signed by a Servicing  Officer  certifying  as to the name and address of the Person to which such  Mortgage  File or such document was delivered  and the purpose or purposes of such  delivery.  Immediately  upon receipt of any Mortgage  File returned to the Custodian by the Master Servicer,  the Custodian shall deliver a signed  acknowledgment to the Master Servicer,  confirming receipt of such Mortgage
File.

                  Upon the request of the Master  Servicer,  the  Custodian  will send to the Master  Servicer  copies of any documents contained in the Mortgage File.

Section 2.6_______Assumption  Agreements.  In the event that any assumption agreement or substitution of liability agreement is entered into with  respect to any  Mortgage  Loan  subject  to this  Agreement  in  accordance  with the terms and  provisions  of the  Pooling
Agreement,  the Master  Servicer  shall notify the Custodian  that such  assumption  or  substitution  agreement has been  completed by forwarding to the Custodian the original of such assumption or  substitution  agreement,  which shall be added to the related  Mortgage
File  and,  for all  purposes,  shall be  considered  a part of such  Mortgage  File to the same  extent  as all  other  documents  and instruments constituting parts thereof.

ARTICLE III_______

                                                       Concerning the Custodian

Section 3.1_______Custodian a Bailee and Agent of the  Trustee.  With  respect to each  Mortgage  Note,  Mortgage  and other  documents constituting  each  Mortgage  File which are  delivered to the  Custodian,  the  Custodian is  exclusively  the bailee and agent of the
Trustee and has no  instructions  to hold any  Mortgage  Note or Mortgage  for the benefit of any person other than the Trustee and the
Certificateholders  and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.  Except upon  compliance  with the  applicable  provisions  of Article II of this  Agreement,  no Mortgage  Note,  Mortgage  or other  document constituting  a part of a Mortgage  File shall be  delivered  by the  Custodian  to the  Company or the Master  Servicer  or  otherwise released from the possession of the Custodian.

                  The Master  Servicer shall promptly  notify the Custodian in writing if it shall no longer be a member of MERS, or if it otherwise  shall no longer be capable of  registering  and recording  Mortgage  Loans using MERS. In addition,  the Master  Servicer shall (i) promptly  notify the Custodian in writing when a MERS Mortgage Loan is no longer  registered with and recorded under MERS and
(ii) concurrently with any such  deregistration of a MERS Mortgage Loan,  prepare,  execute and record an original assignment from MERS to the Trustee and deliver such assignment to the Custodian.

Section 3.2_______Indemnification.  The  Company  hereby  agrees to  indemnify  and hold the  Custodian  harmless  from and against all claims,  liabilities,  losses,  actions,  suits or  proceedings  at law or in  equity,  or any other  expenses,  fees or charges of any character or nature,  which the  Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement,  including  indemnification of the Custodian against any and all expenses,  including  attorney's fees if counsel for the Custodian has been approved by the Company,  and the cost of defending any action,  suit or proceedings or resisting any claim.
Notwithstanding  the foregoing,  it is specifically  understood and agreed that in the event any such claim,  liability,  loss, action, suit or proceeding or other expense,  fee or charge shall have been caused by reason of any negligent act,  negligent failure to act or willful  misconduct  on the  part of the  Custodian,  or  which  shall  constitute  a  willful  breach  of its  duties  hereunder,  the indemnification provisions of this Agreement shall not apply.

Section 3.3_______Custodian  May Own  Certificates.  The  Custodian  in its  individual  or any other  capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

Section 3.4_______Master  Servicer  to Pay  Custodian's  Fees and  Expenses.  The Master  Servicer  covenants  and agrees to pay to the
Custodian from time to time, and the Custodian shall be entitled to,  reasonable  compensation  for all services  rendered by it in the exercise and  performance  of any of the powers and duties  hereunder of the Custodian,  and the Master  Servicer will pay or reimburse the  Custodian  upon its  request for all  reasonable  expenses,  disbursements  and  advances  incurred  or made by the  Custodian  in accordance with any of the provisions of this Agreement  (including the reasonable  compensation and the expenses and  disbursements of its counsel and of all persons not  regularly in its employ),  except any such expense,  disbursement  or advance as may arise from its negligence or bad faith.

Section 3.5_______Custodian May Resign:  Trustee May Remove Custodian.  The Custodian may resign from the obligations and duties hereby imposed upon it as such  obligations and duties relate to its acting as Custodian of the Mortgage Loans.  Upon receiving such notice of resignation,  the Trustee  shall either take custody of the Mortgage  Files itself and give prompt notice  thereof to the Company,  the
Master Servicer and the Custodian,  or promptly appoint a successor  Custodian by written instrument,  in duplicate,  one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor  Custodian.  If the Trustee shall not have taken custody of the Mortgage  Files and no successor  Custodian  shall have been so appointed and have accepted  appointment  within 30 days after the giving of such notice of  resignation,  the  resigning  Custodian  may petition any court of competent  jurisdiction  for the appointment of a successor Custodian.

                  The Trustee,  at the direction of the Master Servicer and the Company,  may remove the Custodian at any time. In such event,  the Trustee shall appoint,  or petition a court of competent  jurisdiction to appoint,  a successor  Custodian  hereunder.  Any successor  Custodian  shall be a depository  institution  subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

                  Any  resignation  or removal of the  Custodian  and  appointment  of a  successor  Custodian  pursuant  to any of the provisions of this Section 3.5 shall become  effective upon  acceptance of appointment  by the successor  Custodian.  The Trustee shall give prompt notice to the Company and the Master Servicer of the appointment of any successor  Custodian.  No successor Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

Section 3.6_______Merger or  Consolidation  of Custodian.  Any Person into which the Custodian may be merged or converted or with which it may be consolidated,  or any Person resulting from any merger,  conversion or consolidation to which the Custodian shall be a party, or any Person  succeeding to the business of the Custodian,  shall be the successor of the Custodian  hereunder,  without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 3.7_______Representations  of the Custodian.  The Custodian hereby  represents that it is a depository  institution  subject to supervision  or  examination  by a federal or state  authority,  has a combined  capital  and  surplus of at least  $15,000,000  and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

ARTICLE IV________

                                                       Miscellaneous Provisions

Section 4.1_______Notices.  All notices,  requests,  consents and demands and other  communications  required  under this  Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise  specifically  provided, may be delivered personally,  by telegram or telex, or by registered or certified mail, postage prepaid,  return receipt requested,  at the addresses  specified on the signature  page hereof (unless  changed by the  particular  party whose address is stated herein by similar notice in writing); in each case the notice will be deemed delivered when received.

Section 4.2_______Amendments.  No modification  or amendment of or supplement to this Agreement shall be valid or effective  unless the same is in writing and signed by all parties hereto,  and none of the Company,  the Master Servicer or the Trustee shall enter into any amendment hereof except as permitted by the Pooling  Agreement.  The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

Section 4.3_______GOVERNING  LAW. THIS  AGREEMENT  SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE
CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 4.4_______Recordation  of Agreement.  To the extent  permitted by applicable  law, this  Agreement is subject to recordation in all appropriate  public offices for real property records in all the counties or other comparable  jurisdictions in which any or all of the  properties  subject to the  Mortgages  are situated,  and in any other  appropriate  public  recording  office or elsewhere,  such recordation  to be effected by the Master  Servicer and at its expense on direction by the Trustee  (pursuant to the request of holders of  Certificates  evidencing  undivided  interests in the  aggregate of not less than 25% of the Trust Fund),  but only upon  direction accompanied  by an Opinion of Counsel  reasonably  satisfactory  to the Master  Servicer  to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

                  For the purpose of facilitating  the  recordation of this Agreement as herein  provided and for other purposes,  this
Agreement may be executed  simultaneously in any number of counterparts,  each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 4.5_______Severability of Provisions.  If any one or more of the covenants,  agreements,  provisions or terms of this Agreement shall be for any reason whatsoever held invalid,  then such covenants,  agreements,  provisions or terms shall be deemed severable from the remaining  covenants,  agreements,  provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

                                                 [Signatures begin on following page.]

         IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                                     [________________________]
                                                             as Trustee

[__________________]

Attention:     Residential Asset Securities                  By:_____________________________________________________
               Corporation, Series 20[__]-KS[_]              Name:
                                                             Title:

Address:                                                     RESIDENTIAL ASSET SECURITIES CORPORATION

8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota
                                                             By:_____________________________________________________
                                                             Name:
                                                             Title:

Address:                                                     RESIDENTIAL FUNDING CORPORATION, as Master Servicer

8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota
                                                             By:_____________________________________________________
                                                             Name:
                                                             Title:

Address:                                                     [CUSTODIAN]
[__________________]

                                                             By:_____________________________________________________
                                                             Name:
                                                             Title:

STATE OF                                    )
                                            )ss.:
COUNTY OF                                   )

                  On the  ____  day of  [_____] 20[__],  before  me,  a  notary  public  in and for  said  State,  personally  appeared
___________________,  known to me to be a  ______________  of  [________________],  a national  banking  association  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said  corporation  and  acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official  seal the day and year in this  certificate first above written.

                                                              ___________________________________
                                                                                            Notary Public

[Notarial Seal]

STATE OF MINNESOTA                  )
                                    )ss.:
COUNTY OF HENNEPIN                  )

                  On the  ____  day of  [___] 20[__],  before  me,  a  notary  public  in  and  for  said  State,  personally  appeared
___________________,  known to me to be a ______________  of Residential  Asset Securities  Corporation.,  one of the corporations that executed the within instrument,  and also known to me to be the person who executed it on behalf of said corporation,  and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official  seal the day and year in this  certificate first above written.

                                                              ___________________________________
                                                                                            Notary Public

[Notarial Seal]

STATE OF MINNESOTA                  )
                                    )ss.:
COUNTY OF HENNEPIN                  )

                  On the  ____  day of  [____] 20[__],  before  me,  a  notary  public  in and  for  said  State,  personally  appeared
___________________,  known to me to be a ______________ of Residential Funding Corporation,  one of the corporations that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said  corporation,  and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official  seal the day and year in this  certificate first above written.

                                                              ___________________________________
                                                                                            Notary Public

[Notarial Seal]

STATE OF                                    )
                                            )ss.:
COUNTY OF                                   )

                  On the  ____  day of  [___] 20[__],  before  me,  a  notary  public  in  and  for  said  State,  personally  appeared
______________________,  known to me to be a ______________________________  [____________________],  one of the entities that executed the within  instrument,  and also known to me to be the person who  executed it on behalf of said  national  banking  association,  and acknowledged to me that such national banking association executed the within instrument.

                  IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official  seal the day and year in this  certificate first above written.

                                                              ____________________________________
                                                                                            Notary Public

[Notarial Seal]

                                                                                                                   ANNEX I TO EXHIBIT E

                                                           FORM OF CUSTODIAN
                                                         INITIAL CERTIFICATION

                                                                                                                    [_________], 20[__]

[__________________]
[__________________]
Attn: [__________________]

Attention: Residential Asset Securities Corporation Series 20[__]-KS[_]

                  Re:      Custodial  Agreement,  dated  as of  [__] 1,  20[__],  by and  among  [_______________],  Residential  Asset
                           Securities   Corporation,   Residential  Funding  Corporation  and  [____________],   relating  to  Mortgage
                           Asset-Backed Pass-Through Certificates, Series 20[__]-KS[_]

Ladies and Gentlemen:

                  In  accordance  with  Section 2.3 of the  above-captioned  Custodial  Agreement,  and subject to Section  2.02 of the
Pooling  Agreement,  the undersigned,  as Custodian,  hereby certifies that it has received a Mortgage File (which contains an original
Mortgage Note or an original Lost Note Affidavit with a copy of the related  Mortgage Note) to the extent  required in Section  2.01(b)
of the Pooling  Agreement  with respect to each Mortgage  Loan listed in the Mortgage  Loan  Schedule,  with any  exceptions  listed on
Schedule A attached hereto.

                  Capitalized words and phrases used herein shall have the respective  meanings assigned to them in the above-captioned
Custodial Agreement.

                                                              [__________________]

                                                              By:________________________________
                                                              Name:______________________________
                                                              Title:_______________________________

                                                                                                                  ANNEX II TO EXHIBIT E

                                                           FORM OF CUSTODIAN
                                                         INTERIM CERTIFICATION

                                                                                                                   ______________, 20__

[__________________]
[__________________]
[__________________]
Attention: Residential Asset Securities Corporation., Series 20[__]-KS[_]

                  Re:      Custodial  Agreement,  dated  as of [___] 1,  20[__],  by and  among  [_______________],  Residential  Asset
                           Securities   Corporation,   Residential  Funding   Corporation  and  [___________],   relating  to  Mortgage
                           Asset-Backed Pass-Through Certificates, Series 20[__]-KS[_]

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned  Custodial  Agreement,  the undersigned,  as Custodian,  hereby certifies  that it has  received a Mortgage  File to the extent  required  pursuant to Section  2.01(b) of the Pooling  Agreement  with respect to each  Mortgage  Loan listed in the Mortgage  Loan  Schedule,  and it has reviewed  the Mortgage  File and the Mortgage  Loan
Schedule and has  determined  that:  all required  documents  have been  executed  and received and that such  documents  relate to the
Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

                  Capitalized words and phrases used herein shall have the respective  meanings assigned to them in the above-captioned
Custodial Agreement.

                                                              [_______________]

                                                              By:________________________________
                                                              Name:______________________________
                                                              Title:_______________________________

                                                                                                                 ANNEX III TO EXHIBIT E

                                                           FORM OF CUSTODIAN
                                                          FINAL CERTIFICATION

                                                                                                                   ______________, 20__

[__________________]
[__________________]
[__________________]
Attention: Residential Asset Securities Corporation, Series 20[__]-KS[_]

                  Re:      Custodial  Agreement,  dated  as of  [___] 1,  20[__],  by and  among  [______________],  Residential  Asset
                           Securities  Corporation,  Residential  Funding  Corporation  and  [________________],  relating  to Mortgage
                           Asset-Backed Pass-Through Certificates, Series 20[__]-KS[_]

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned  Custodial  Agreement,  the undersigned,  as Custodian,  hereby certifies  that it has received a Mortgage  File with respect to each  Mortgage  Loan listed in the Mortgage  Loan  Schedule and it has reviewed the Mortgage  File and the Mortgage Loan  Schedule and has  determined  that:  all required  documents  referred to in Section
2.01(b) of the Pooling  Agreement  have been executed and received and that such documents  relate to the Mortgage Loans  identified on the Mortgage Loan Schedule.

                  Capitalized words and phrases used herein shall have the respective  meanings assigned to them in the above-captioned
Custodial Agreement.

                                                              [_______________]

                                                              By:________________________________
                                                              Name:______________________________
                                                              Title:_______________________________

                                                                                                                  ANNEX IV TO EXHIBIT E

                                                      FORM OF REQUEST FOR RELEASE

DATE:
TO:
RE: REQUEST FOR RELEASE OF DOCUMENTS

In connection  with the  administration  of the pool of Mortgage Loans held by you for the  referenced  pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement, Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one)            Mortgage Loan Prepaid in Full
                                                     Mortgage Loan Repurchased

"We hereby  certify that all amounts  received or to be received in connection  with such  payments  which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

______________________________
Residential Funding Corporation
Authorized Signature

****************************************************************

TO  CUSTODIAN/TRUSTEE:  Please  acknowledge  this request,  and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

                  Enclosed Documents:                [ ] Promissory Note
                                                     [ ] Primary Insurance Policy
                                                     [ ] Mortgage or Deed of Trust
                                                     [ ] Assignment(s) of Mortgage or Deed of Trust
                                                     [ ] Title Insurance Policy
                                                     [ ] Other: ________________________

___________________________
Name
___________________________
Title
___________________________
Date

                                                                                                                           EXHIBIT F

                                                             LOAN SCHEDULE

                                               (a copy may be obtained from the Trustee)

                                                                                                                              EXHIBIT G

                                                      FORM OF REQUEST FOR RELEASE

DATE:
TO:
RE:      REQUEST FOR RELEASE OF DOCUMENTS

In connection  with the  administration  of the pool of Mortgage Loans held by you for the  referenced  pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement, Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one)            Mortgage Loan Prepaid in Full
                                                     Mortgage Loan Repurchased

"We hereby  certify that all amounts  received or to be received in connection  with such  payments  which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

______________________________
Residential Funding Corporation
Authorized Signature

****************************************************************

TO  CUSTODIAN/TRUSTEE:  Please  acknowledge  this request,  and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

                  Enclosed Documents:                [ ] Promissory Note
                                                     [ ] Primary Insurance Policy
                                                     [ ] Mortgage or Deed of Trust
                                                     [ ] Assignment(s) of Mortgage or Deed of Trust
                                                     [ ] Title Insurance Policy
                                                     [ ] Other: ________________________

___________________________
Name
___________________________
Title
___________________________
Date

                                                                                                                            EXHIBIT H-1

                                               FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                         )
                                 )ss.:
COUNTY OF               )

         [NAME OF OFFICER], being first duly sworn, deposes and says:

1.       That he is [Title of  Officer]  of [Name of Owner]  (record or  beneficial  owner of the  Mortgage  Asset-Backed  Pass-Through
Certificates,  Series 20[__]-KS[_],  Class R-__ (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ________________] [the United States], on behalf of which he makes this affidavit and agreement.

2.       That the Owner (i) is not and will not be a  "disqualified  organization"  or an  electing  large  partnership  as of [date of transfer]  within the meaning of Section  860E(e)(5)  and 775,  respectively,  of the Internal  Revenue  Code of 1986,  as amended (the
"Code") or an electing  large  partnership  under Section  775(a) of the Code,  (ii) will endeavor to remain other than a  disqualified organization  for so long as it retains its ownership  interest in the Class R-__  Certificates,  and (iii) is acquiring the Class R-__
Certificates  for its own  account or for the  account of another  Owner from which it has  received  an  affidavit  and  agreement  in substantially the same form as this affidavit and agreement.  (For this purpose, a "disqualified  organization" means an electing large partnership  under  Section  775 of the  Code,  the  United  States,  any  state  or  political  subdivision  thereof,  any  agency  or instrumentality  of any of the foregoing (other than an  instrumentality  all of the activities of which are subject to tax and, except for the Federal  Home Loan  Mortgage  Corporation,  a majority of whose board of  directors  is not  selected by any such  governmental entity) or any  foreign  government,  international  organization  or any  agency or  instrumentality  of such  foreign  government  or organization,  any rural electric or telephone  cooperative,  or any organization  (other than certain farmers'  cooperatives)  that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3.       That the Owner is aware  (i) of the tax that  would be  imposed  on  transfers  of  Class R-__  Certificates  to  disqualified organizations or an electing large  partnership  under the Code, that applies to all transfers of Class R-__  Certificates  after March
31, 1988;  (ii) that such tax would be on the transferor  (or, with respect to transfers to electing large  partnerships,  on each such partnership),  or, if such  transfer is through an agent (which person  includes a broker,  nominee or  middleman)  for a  disqualified organization,  on the agent;  (iii) that the person  (other than with respect to transfers to electing  large  partnerships)  otherwise liable for the tax shall be relieved  of  liability  for the tax if the  transferee  furnishes  to such  person an  affidavit  that the transferee  is not a  disqualified  organization  and, at the time of  transfer,  such person does not have actual  knowledge  that the affidavit is false; and (iv) that the Class R-__  Certificates may be "noneconomic  residual  interests" within the meaning of Treasury regulations  promulgated  pursuant to the Code and that the  transferor of a noneconomic  residual  interest will remain liable for any taxes due with  respect to the income on such  residual  interest,  unless no  significant  purpose of the  transfer  was to impede the assessment or collection of tax.

4.       That the  Owner is aware of the tax  imposed  on a  "pass-through  entity"  holding  Class R-__  Certificates  if  either  the pass-through  entity is an electing  large  partnership  under Section 775 of the Code or if at any time during the taxable year of the pass-through  entity a  disqualified  organization  is the record  holder of an interest in such  entity.  (For this  purpose,  a "pass through entity" includes a regulated  investment company, a real estate investment trust or common trust fund, a partnership,  trust or estate, and certain cooperatives.)

5.       That the  Owner is  aware  that the  Trustee  will not  register  the  transfer  of any  Class R-__  Certificates  unless  the transferee,  or the transferee's agent,  delivers to it an affidavit and agreement,  among other things, in substantially the same form as this  affidavit and  agreement.  The Owner  expressly  agrees that it will not  consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

6.       That the Owner has reviewed the  restrictions  set forth on the face of the Class R -__  Certificates  and the  provisions  of
Section 5.02(f) of the Pooling and Servicing  Agreement  under which the Class R-__  Certificates  were issued (in  particular,  clause
(iii)(A) and  (iii)(B) of  Section  5.02(f)  which  authorize  the  Trustee to deliver  payments  to a person  other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such  Certificates in violation of Section  5.02(f)).  The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

7.       That the Owner consents to any additional  restrictions or arrangements  that shall be deemed necessary upon advice of counsel to constitute a reasonable  arrangement to ensure that the Class R-__  Certificates will only be owned,  directly or indirectly,  by an
Owner that is not a disqualified organization.

8.       The Owner's Taxpayer Identification Number is ____________________.

9.       This  affidavit and agreement  relates only to the  Class R-__  Certificates  held by the Owner and not to any other holder of the Class R-__ Certificates. The Owner understands that the liabilities described herein relate only to the Class R-__ Certificates.

10.      That no purpose of the Owner  relating to the  transfer of any of the  Class R-__  Certificates  by the Owner is or will be to impede the assessment or collection of any tax; in making this  representation,  the Owner warrants that the Owner is familiar with (i)
Treasury  Regulation  1.860E-1(c) and recent amendments  thereto,  effective as of July 19, 2002, and (ii) the preamble  describing the adoption of the amendments to such regulation, which is attached hereto as Annex I.

11.      That the Owner has no present  knowledge or  expectation  that it will be unable to pay any United  States taxes owed by it so long as any of the Certificates  remain  outstanding.  In this regard, the Owner hereby represents to and for the benefit of the person from whom it  acquired  the  Class R-__  Certificate  that the Owner  intends to pay taxes  associated  with  holding  such  Class R-__
Certificate  as they become due, fully  understanding  that it may incur tax  liabilities in excess of any cash flows  generated by the
Class R-__ Certificate.

12.      That the Owner has no present  knowledge or expectation  that it will become  insolvent or subject to a bankruptcy  proceeding for so long as any of the Class R-__ Certificates remain outstanding.

13.      The Owner is either (i) a citizen or resident of the United States,  (ii) a  corporation,  partnership or other entity treated as a corporation  or a partnership  for U.S.  federal income tax purposes and created or organized in, or under the laws of, the United
States,  any state thereof or the District of Columbia  (other than a  partnership  that is not treated as a United States person under any applicable  Treasury  regulations),  (iii) an estate that is described in Section  7701(a)(30)(D) of the Code, or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

14.      The Owner  hereby  agrees that it will not cause  income from the  Class R-__  Certificates  to be  attributable  to a foreign permanent  establishment  or fixed base (within the meaning of an applicable  income tax treaty) of the Owner or another  United States taxpayer.

15.      The Owner  hereby  certifies,  represents  and  warrants  to, and  covenants  with the  Depositor,  the Trustee and the Master
Servicer that the following statements in (a) or (b) are accurate:

                  (a)      The  Certificates  are not being acquired by, and will not be transferred  to, any employee  benefit plan or other plan or arrangement  subject to the prohibited  transaction  provisions of the Employee  Retirement  Income  Security Act of
     1974,  as amended  ("ERISA"),  or Section  4975 of the  Internal  Revenue Code of 1986,  as amended  (the  "Code"),  or any person
     (including an insurance company investing its general account,  an investment  manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each of the foregoing, a "Plan Investor").; or

                  (b)      The Owner has  provided  the  Trustee,  the  Depositor  and the Master  Servicer  with an Opinion of Counsel acceptable to and in form and substance  satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase or holding of  Certificates  is  permissible  under  applicable  law,  will not  constitute  or result in any  non-exempt prohibited  transaction  under  Section  406 of ERISA or Section  4975 of the Code (or  comparable  provisions  of any  subsequent enactments),  and will not subject the Trustee,  the Depositor,  or the Master Servicer to any obligation or liability  (including obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken in the Pooling and Servicing
     Agreement, which Opinion of Counsel shall not be at the expense of the Trustee, the Depositor or the Master Servicer.

         In addition,  the Owner hereby certifies,  represents and warrants to, and covenants with, the Depositor,  the Trustee and the
Master  Servicer that the Owner will not transfer such  Certificates to any Plan Investor or person unless either such Plan Investor or person meets the requirements set forth in either (a) or (b) above.

         Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.

         IN WITNESS  WHEREOF,  the Owner has caused this  instrument  to be executed on its behalf,  pursuant to the  authority  of its
Board of Directors,  by its [Title of Officer] and its corporate seal to be hereunto attached,  attested by its [Assistant]  Secretary, this ____ day of ______________ 200__.

                                                     [NAME OF OWNER]

                                                     By: ___________________________________
                                                     [Name of Officer]
                                                     [Title of Officer]

[Corporate Seal]

ATTEST:

______________________________
[Assistant] Secretary

                  Personally  appeared  before me the  above-named  [Name of Officer],  known or proved to me to be the same person who executed the foregoing  instrument and to be the [Title of Officer] of the Owner,  and  acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

                  Subscribed and sworn before me this                           day of           , 200_.

                                                     __________________________________________
                                                     NOTARY PUBLIC

                                                     COUNTY OF ______________________________
                                                     STATE OF ________________________________
                                                     My Commission expires the ___ day of __________, 20__

                                                                                                                 ANNEX I TO EXHIBIT H-1

                                                      DEPARTMENT OF THE TREASURY

                                                       Internal Revenue Service

                                                        26 CFR Parts 1 and 602

                                                               [TD 9004]

                                                             RIN 1545-AW98

                                               Real Estate Mortgage Investment Conduits

                                           AGENCY: Internal Revenue Service (IRS), Treasury.

                                                      ACTION: Final regulations.

                                -----------------------------------------------------------------------

SUMMARY:  This document contains final regulations  relating to safe harbor transfers of noneconomic  residual interests in real estate mortgage  investment  conduits  (REMICs).  The final  regulations  provide  additional  limitations  on the  circumstances  under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.

Applicability Date: For dates of applicability, see Sec. 1.860E-(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

         The  collection of information in this final rule has been reviewed and,  pending  receipt and evaluation of public  comments, approved by the Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.

         The collection of information in this  regulation is in Sec.  1.860E-1(c)(5)(ii).  This  information is required to enable the
IRS to verify that a taxpayer is complying  with the conditions of this  regulation.  The collection of information is mandatory and is required.  Otherwise,  the taxpayer  will not receive the benefit of safe harbor  treatment as provided in the  regulation.  The likely respondents are businesses and other for-profit institutions.

         Comments on the collection of information  should be sent to the Office of Management and Budget,  Attn:  Desk Officer for the
Department of the Treasury,  Office of Information and Regulatory Affairs,  Washington,  DC, 20503, with copies to the Internal Revenue
Service,  Attn: IRS Reports Clearance Officer,  W:CAR:MP:FP:S,  Washington,  DC 20224. Comments on the collection of information should be received by September 17, 2002. Comments are specifically requested concerning:

o        Whether the  collection of  information  is necessary  for the proper  performance  of the  functions of the Internal  Revenue
              Service, including whether the information will have practical utility;

o        The accuracy of the estimated burden associated with the collection of information (see below);

o        How the quality, utility, and clarity of the information to be collected may be enhanced;

o        How the burden of complying  with the  collection  of  information  may be minimized,  including  through the  application  of automated collection techniques or other forms of information technology; and

o        Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.

         An agency may not  conduct or sponsor,  and a person is not  required to respond to, a  collection  of  information  unless it displays a valid control number assigned by the Office of Management and Budget.

         The  estimated  total  annual  reporting  burden is 470  hours,  based on an  estimated  number of  respondents  of 470 and an estimated average annual burden hours per respondent of one hour.

         Books or records  relating to a collection of information  must be retained as long as their  contents may become  material in the administration of any internal revenue law. Generally,  tax returns and tax return information are confidential,  as required by 26
U.S.C. 6103.

Background

         This  document  contains  final  regulations  regarding  the proposed  amendments  to 26 CFR part 1 under  section 860E of the
Internal  Revenue Code (Code).  The  regulations  provide the  circumstances  under which a transferor of a noneconomic  REMIC residual interest  meeting the  investigation  and  representation  requirements  may avail itself of the safe harbor by  satisfying  either the formula test or the asset test.

         Final  regulations  governing  REMICs,  issued in 1992,  contain rules  governing the transfer of  noneconomic  REMIC residual interests.  In general, a transfer of a noneconomic  residual interest is disregarded for all tax purposes if a significant  purpose of the  transfer  is to enable the  transferor  to impede the  assessment  or  collection  of tax. A purpose to impede the  assessment  or collection of tax (a wrongful  purpose)  exists if the transferor,  at the time of the transfer,  either knew or should have known that the  transferee  would be unwilling or unable to pay taxes due on its share of the REMIC's  taxable  income.  Under a safe harbor,  the transferor of a REMIC noneconomic  residual interest is presumed not to have a wrongful purpose if two requirements are satisfied:  (1)
the transferor conducts a reasonable  investigation of the transferee's  financial condition (the investigation  requirement);  and (2)
the  transferor  secures a  representation  from the  transferee  to the effect that the  transferee  understands  the tax  obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).

         The IRS and Treasury have been concerned that some transferors of noneconomic  residual  interests claim they satisfy the safe harbor even in situations  where the economics of the transfer  clearly  indicate the  transferee is unwilling or unable to pay the tax associated with holding the interest.  For this reason,  on February 7, 2000, the IRS published in the Federal  Register (65 FR 5807) a notice of proposed  rulemaking  (REG-100276-97;  REG-122450-98)  designed to clarify the safe harbor by adding the  "formula  test," an economic test. The proposed  regulation  provides that the safe harbor is unavailable  unless the present value of the  anticipated tax liabilities  associated  with  holding the residual  interest  does not exceed the sum of: (1) The present  value of any  consideration given to the transferee to acquire the interest;  (2) the present value of the expected future  distributions on the interest;  and (3)
the present value of the anticipated tax savings associated with holding the interest as the REMIC generates losses.

         The notice of proposed rulemaking also contained rules for FASITs.  Section 1.860H-6(g)  of the proposed  regulations provides requirements  for transfers of FASIT  ownership  interests  and adopts a safe harbor by reference to the safe harbor  provisions of the
REMIC  regulations.  In January 2001, the IRS published Rev. Proc.  2001-12 (2001-3 I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury  considered  comments on the proposed  regulations.  Under the alternative safe harbor,  if a transferor  meets the  investigation  requirement and the  representation  requirement but the transfer fails to meet the formula  test,  the  transferor  may invoke the safe harbor if the  transferee  meets a two-prong  test (the asset test).  A transferee generally  meets the  first  prong of this test if, at the time of the  transfer,  and in each of the two years  preceding  the year of transfer,  the transferee's  gross assets exceed $100 million and its net assets exceed $10 million.  A transferee  generally meets the second  prong of this test if it is a domestic,  taxable  corporation  and agrees in writing not to transfer the interest to any person other than another  domestic,  taxable  corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the  transferor  knows,  or has reason to know,  that the  transferee  will not comply with its written  agreement to limit the restrictions on subsequent transfers of the residual interest.

         Rev.  Proc.  2001-12  provides  that the asset  test  fails to be  satisfied  in the case of a  transfer  or  assignment  of a noneconomic  residual  interest  to a foreign  branch of an  otherwise  eligible  transferee.  If such a transfer  or  assignment  were permitted,  a corporate  taxpayer  might seek to claim that the  provisions of an applicable  income tax treaty would  resource  excess inclusion  income as foreign source income,  and that, as a consequence,  any U.S. tax liability  attributable to the excess  inclusion income could be offset by foreign tax credits.  Such a claim would impede the assessment or collection of U.S. tax on excess  inclusion income,  contrary to the  congressional  purpose of  assuring  that such income  will be taxable in all  events.  See,  e.g.,  sections
860E(a)(1), (b), (e) and 860G(b) of the Code.

         The Treasury and the IRS have learned that certain taxpayers  transferring  noneconomic residual interests to foreign branches have  attempted to rely on the formula test to obtain safe harbor  treatment in an effort to impede the  assessment  or  collection  of
U.S.  tax on excess  inclusion  income.  Accordingly,  the  final  regulations  provide  that if a  noneconomic  residual  interest  is transferred  to a foreign  permanent  establishment  or fixed base of a U.S.  taxpayer,  the  transfer is not  eligible for safe harbor treatment  under either the asset test or the formula test. The final  regulations  also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.

         Section  1.860E-1(c)(8)  provides  computational  rules that a taxpayer  may use to qualify for safe harbor  status  under the formula test.  Section  1.860E-1(c)(8)(i)  provides  that the  transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section 11(b).  Some  commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration  taxpayers subject to the alternative  minimum tax rate. In light of the comments received,  this provision has been amended in the final  regulations to allow certain  transferees  that compute their taxable income using the  alternative  minimum tax rate to use the alternative minimum tax rate applicable to corporations.

         Additionally,  Sec.  1.860E-1(c)(8)(iii)  provides  that the  present  values in the formula  test are to be computed  using a discount  rate equal to the  applicable  Federal  short-term  rate  prescribed by section  1274(d).  This is a change from the proposed regulation and Rev. Proc.  2001-12.  In those  publications  the provision  stated that ``present  values are computed using a discount rate equal to the applicable  Federal rate prescribed in section  1274(d)  compounded  semiannually"  and that "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows,  in the course of its trade or business,  substantial funds at such lower rate from an  unrelated  third  party." The IRS and the Treasury  Department  have learned  that,  based on this  provision, certain taxpayers have been attempting to use unrealistically  low or zero interest rates to satisfy the formula test,  frustrating the intent of the test.  Furthermore,  the Treasury  Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add  unnecessary  complexity to the safe harbor.  As a result,  the rule in the proposed  regulations  that permits a transferee to use a lower discount rate, if the transferee can demonstrate  that it regularly  borrows  substantial  funds at such lower rate, is not included in the final  regulations;  and the Federal  short-term  rate has been  substituted for the applicable
Federal rate. To simplify taxpayers'  computations,  the final regulations allow use of any of the published short-term rates, provided that the present values are computed with a  corresponding  period of  compounding.  With the exception of the  provisions  relating to transfers to foreign  branches,  these changes  generally have the proposed  applicability  date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed  regulation and Rev. Proc.  2001-12 for transfers  occurring before
November 19, 2002.

         It is  anticipated  that when final  regulations  are  adopted  with  respect  to FASITs,  Sec.  1.860H-6(g)  of the  proposed regulations will be adopted in substantially  its present form, with the result that the final  regulations  contained in this document will also govern  transfers  of FASIT  ownership  interests  with  substantially  the same  applicability  date as is contained in this document.

Effect on Other Documents

         Rev. Proc.  2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic  residual interests in REMICs occurring on or after November 19, 2002.

Special Analyses

         It is hereby  certified that these  regulations will not have a significant  economic impact on a substantial  number of small entities.  This  certification  is based on the fact that it is unlikely  that a substantial  number of small  entities will hold REMIC residual interests.  Therefore,  a Regulatory  Flexibility  Analysis under the Regulatory  Flexibility Act (5 U.S.C.  chapter 6) is not required.  It has been  determined  that this Treasury  decision is not a significant  regulatory  action as defined in Executive Order
12866.  Therefore,  a regulatory  assessment  is not  required.  It also has been  determined  that  sections  553(b) and 553(d) of the
Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

         The  principal  author of these  regulations  is Courtney  Shepardson.  However,  other  personnel  from the IRS and  Treasury
Department participated in their development.

List of Subjects

26 CFR Part 1

         Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

         Reporting and record keeping requirements.

         Adoption of Amendments to the Regulations

         Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

         Paragraph 1. The authority citation for part 1 continues to read in part as follows:

         Authority: 26 U.S.C. 7805 * * *

                                                                                                                            EXHIBIT H-2

                                                    FORM OF TRANSFEROR CERTIFICATE

                                                                                                                   ______________, 20__

[__________________]
[__________________]
[__________________]
Attention:  Residential Asset Securities Corporation, Series 20[__]-KS[_]

                  Re:      Mortgage Asset-Backed Pass-Through Certificates, Series 20[__]-KS[_]

Ladies and Gentlemen:

         This  letter  is  delivered  to  you  in  connection  with  the  transfer  by   ________________________   (the  "Seller")  to
______________________  (the "Purchaser") of $___________ Initial Certificate Principal Balance of Mortgage  Asset-Backed  Pass-Through
Certificates,  Series 20[__]-KS[_],  Class R-__ (the  "Certificates"),  pursuant to Section 5.02 of the Pooling and Servicing Agreement
(the "Pooling and Servicing  Agreement"),  dated as of [___] 1, 20[__] among  Residential  Asset Securities  Corporation,  as depositor
(the "Depositor"),  Residential Funding Corporation,  as master servicer, and [_______________],  as trustee (the "Trustee"). All terms used herein and not  otherwise  defined  shall have the meanings set forth in the Pooling and  Servicing  Agreement.  The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

1.       No purpose of the Seller  relating to the transfer of the  Certificate  by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

2.       The Seller  understands  that the  Purchaser  has  delivered to the Trustee and the Master  Servicer a transfer  affidavit and agreement  in the form  attached to the Pooling and  Servicing  Agreement  as Exhibit H-1. The Seller does not know or believe that any representation contained therein is false.

3.       The Seller has at the time of the transfer  conducted a reasonable  investigation of the financial  condition of the Purchaser as contemplated by Treasury  Regulations Section  1.860E-1(c)(4)(i)  and, as a result of that investigation,  the Seller has determined that the  Purchaser  has  historically  paid its debts as they become due and has found no  significant  evidence to indicate  that the
Purchaser  will not  continue  to pay its debts as they  become  due in the  future.  The Seller  understands  that the  transfer  of a
Class R-__  Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United
States income taxes associated therewith) unless the Seller has conducted such an investigation.

4.       The  Seller  has no  actual  knowledge  that the  proposed  Transferee  is not both a United  States  Person  and a  Permitted
Transferee.

                                                     Very truly yours,

                                                     _______________________________________
                                                                            (Seller)

                                                     By: ____________________________________
                                                     Name: __________________________________
                                                     Title: ___________________________________

                                                                                                                              EXHIBIT I

                                                FORM OF INVESTOR REPRESENTATION LETTER

                                                                                                                   ______________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

[__________________]
[__________________]
[__________________]

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series 20[__]-KS[_]

         Re:      Mortgage Asset-Backed Pass-Through Certificates,
                  Series 20[__]-KS[_], Class [B] [SB] [R-[__]]

Ladies and Gentlemen:

         _________________________   (the   "Purchaser")   intends  to  purchase  from   ___________________________   (the   "Seller")
$_____________  Initial  Certificate  Principal  Balance of  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series  20[__]-KS[_],
Class [B]  [SB] [R-[__]] (the  "Certificates"),  issued  pursuant to the Pooling and  Servicing  Agreement  (the "Pooling and Servicing
Agreement"),  dated as of [___] 1, 20[__] among Residential Asset Securities Corporation,  as depositor (the "Depositor"),  Residential
Funding Corporation,  as master servicer (the "Master Servicer"),  and  [__________________________],  as trustee (the "Trustee").  All terms used herein and not otherwise  defined shall have the meanings set forth in the Pooling and  Servicing  Agreement.  The Purchaser
hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that:

1.       The  Purchaser  understands  that (a) the  Certificates  have not been and will  not be  registered  or  qualified  under  the
                  Securities Act of 1933, as amended (the "Act") or any state  securities  law, (b) the Depositor is not required to so register or qualify the  Certificates,  (c) the Certificates may be resold only if registered and qualified  pursuant to  the  provisions  of the  Act  or any  state  securities  law,  or if an  exemption  from  such  registration  and qualification is available,  (d) the Pooling and Servicing Agreement contains restrictions  regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2.       The  Purchaser is acquiring the  Certificates  for its own account for  investment  only and not with a view to or for sale in connection with any distribution  thereof in any manner that would violate the Act or any applicable state securities laws.

3.       The Purchaser is (a) a substantial,  sophisticated  institutional  investor  having such knowledge and experience in financial and business matters,  and, in particular,  in such matters related to securities  similar to the Certificates,  such that it is  capable  of  evaluating  the merits and risks of  investment  in the  Certificates,  (b) able to bear the economic risks of such an investment and (c) an "accredited  investor" within the meaning of Rule 501(a)  promulgated pursuant to the Act.

4.       The Purchaser has been furnished with, and has had an opportunity to review (a) [a copy of the Private  Placement  Memorandum, dated ___________________,  20__, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and
                  [b] [c] such other  information  concerning  the  Certificates,  the  Mortgage  Loans and the  Depositor  as has been requested by the Purchaser from the Depositor or the Seller and is relevant to the  Purchaser's  decision to purchase the  Certificates.  The  Purchaser has had any  questions  arising from such review  answered by the Depositor or the
                  Seller to the satisfaction of the Purchaser.  [If the Purchaser did not purchase the Certificates  from the Seller in connection with the initial  distribution of the Certificates  and was provided with a copy of the Private  Placement
                  Memorandum  (the  "Memorandum")  relating to the  original  sale (the  "Original  Sale") of the  Certificates  by the
                  Depositor,  the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Depositor  solely for use in connection  with the Original Sale and the Depositor did not participate in or facilitate in any way the purchase of the  Certificates  by the  Purchaser  from the Seller,  and the Purchaser agrees that it will look solely to the Seller and not to the Depositor with respect to any damage,  liability,  claim or expense arising out of, resulting from or in connection with (a) error or omission,  or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

5.       The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer,  pledge,  sell, dispose of or otherwise  transfer any  Certificate,  any interest in any  Certificate  or any other  similar  security to any person in any  manner,  (b)  solicit  any offer to buy or to accept a pledge,  disposition  of other  transfer of any
                  Certificate,  any  interest in any  Certificate  or any other  similar  security  from any person in any manner,  (c)
                  otherwise  approach or  negotiate  with respect to any  Certificate,  any  interest in any  Certificate  or any other similar security with any person in any manner, (d) make any general  solicitation by means of general advertising or in any other  manner or (e) take any other  action,  that (as to any of (a) through  (e) above)  would  constitute  a distribution  of any  Certificate  under the Act, that would render the disposition of any Certificate a violation of
                  Section 5 of the Act or any state  securities  law, or that would  require  registration  or  qualification  pursuant thereto.  The Purchaser will not sell or otherwise  transfer any of the  Certificates,  except in compliance with the provisions of the Pooling and Servicing Agreement.

6.       The Purchaser  hereby  certifies,  represents and warrants to, and covenants  with the  Depositor,  the Trustee and the Master
                  Servicer that the following statements in (a) or (b) [with respect to Class B - (a), (b), (c) or (d)] are correct:

                                    (a)     The Purchaser is not an employee  benefit plan or other plan or arrangement  subject to the prohibited  transaction  provisions  of the Employee  Retirement  Income  Security  Act of 1974,  as amended
                           ("ERISA"),  or Section 4975 of the Internal  Revenue Code of 1986,  as amended (the  "Code"),  or any person
                           (including an insurance company investing its general account,  an investment  manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition  (each of the foregoing, a "Plan Investor"); or

                                    (b)     the  Purchaser  has provided the Trustee,  the  Depositor  and the Master  Servicer with an
                           Opinion of Counsel  acceptable to and in form and substance  satisfactory to the Trustee,  the Depositor and the Master  Servicer  to the effect  that the  purchase  or holding of  Certificates  is  permissible  under applicable law, will not constitute or result in any non-exempt prohibited  transaction under Section 406 of
                           ERISA or  Section 4975  of the Code (or comparable  provisions of any subsequent  enactments),  and will not subject the  Trustee,  the  Depositor  or the Master  Servicer to any  obligation  or  liability  (including obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken in the
                           Pooling and  Servicing  Agreement,  which  Opinion of Counsel  shall not be an expense of the  Trustee,  the
                           Depositor or the Master Servicer; [or]

                                    (c)     [if at the  time of such  purchase,  the  rating  of the  Class B  Certificates  is BBB- or better][it has acquired and is holding such  Certificate in reliance on U.S.  Department of Labor Prohibited
                           Transaction  Exemption ("PTE") 94-29, as most recently amended, 67 Fed. Reg. 54487 (Aug. 22, 2002) (the "RFC
                           Exemption"),  and that it  understands  that there are certain  conditions  to the  availability  of the RFC
                           Exemption including that such Certificate must be rated, at the time of purchase,  not lower than "BBB-" (or its equivalent) by Fitch, Standard & Poor's or Moody's; or]

                                    (d)     (i) such Buyer is an insurance  company,  (ii) the source of funds used to purchase or hold such Certificate (or interest  therein) is an "insurance  company general account" (as defined in Prohibited
                           Transaction  Class Exemption  ("PTCE")  95-60),  and (iii) the conditions set forth in Sections I and III of
                           PTCE 95-60 have been satisfied.]

         In addition,  the Purchaser hereby certifies,  represents and warrants to, and covenants with, the Depositor,  the Trustee and the Master  Servicer that the Purchaser  will not transfer  such  Certificates  to any Plan or person unless either such Plan or person meets the requirements set forth in either (a), (b) or (c) above.

                                                              Very truly yours,

___________________________________________________________________________________________________________________
                                                              (Purchaser)

                                                              By:__________________________________________________
                                                              Name:________________________________________________
                                                              Title:_______________________________________________

                                                                                                                              EXHIBIT J

                                               FORM OF TRANSFEROR REPRESENTATION LETTER

                                                                                                                   ______________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

[__________________]
[__________________]
[__________________]
Attention: Residential Funding Corporation Series 20[__]-KS[_]

         Re:      Mortgage Asset-Backed  Pass-Through Certificates,
                  Series 20[__]-KS[_], Class [B] [SB] [R-[__]]

Ladies and Gentlemen:

                  In connection  with the sale by __________  (the "Seller") to __________  (the  "Purchaser")  of $__________  Initial
Certificate Principal Balance of Mortgage Asset- Backed Pass-Through  Certificates,  Series 20[__]-KS[_],  Class [B] [SB] [R-[__]] (the
"Certificates"),  issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"),  dated as of [___] 1,
20[__] among Residential Asset Securities  Corporation,  as depositor (the "Depositor"),  Residential  Funding  Corporation,  as master servicer,  and  [_______________________],  as trustee (the "Trustee").  The Seller hereby  certifies,  represents and warrants to, and covenants with, the Depositor and the Trustee that:

                  Neither  the  Seller nor  anyone  acting on its behalf has (a)  offered,  pledged,  sold,  disposed  of or  otherwise transferred  any  Certificate,  any interest in any  Certificate  or any other  similar  security to any person in any manner,  (b) has solicited any offer to buy or to accept a pledge,  disposition or other transfer of any  Certificate,  any interest in any  Certificate or any other  similar  security  from any  person in any  manner,  (c) has  otherwise  approached  or  negotiated  with  respect to any
Certificate,  any interest in any  Certificate  or any other similar  security with any person in any manner,  (d) has made any general solicitation  by means of  general  advertising  or in any other  manner,  or (e) has taken  any other  action,  that (as to any of (a)
through (e) above) would  constitute a  distribution  of the  Certificates  under the  Securities  Act of 1933 (the "Act"),  that would render the  disposition  of any  Certificate  a violation of Section 5 of the Act or any state  securities  law, or that would  require registration  or  qualification  pursuant  thereto.  The Seller will not act, in any manner set forth in the  foregoing  sentence  with respect to any Certificate.  The Seller has not and will not sell or otherwise  transfer any of the Certificates,  except in compliance with the provisions of the Pooling and Servicing Agreement.

                                                              Very truly yours,

___________________________________________________________________________________________________________________
                                                              (Purchaser)

                                                              By:__________________________________________________
                                                              Name:________________________________________________
                                                              Title:_______________________________________________

                                                                                                                              EXHIBIT K

                                              TEXT OF AMENDMENT TO POOLING AND SERVICING
                                             AGREEMENT PURSUANT TO SECTION 11.01(e) FOR A
                                                           LIMITED GUARANTY

                                                              ARTICLE XII

                                        Subordinate Certificate Loss Coverage; Limited Guaranty

         Section 12.01.  Subordinate  Certificate Loss Coverage;  Limited Guaranty.  (a) Subject to subsection (c) below,  prior to the later of the third  Business  Day prior to each  Distribution  Date or the  related  Determination  Date,  the  Master  Servicer  shall determine  whether it or any Subservicer will be entitled to any  reimbursement  pursuant to Section 3.10 on such Distribution Date for
Advances or Subservicer  Advances  previously made, (which will not be Advances or Subservicer  Advances that were made with respect to delinquencies which were subsequently  determined to be Excess Special Hazard Losses,  Excess Fraud Losses, Excess Bankruptcy Losses or
Extraordinary  Losses) and, if so, the Master Servicer shall demand payment from  Residential  Funding of an amount equal to the amount of any Advances or Subservicer  Advances reimbursed pursuant to Section 3.10, to the extent such Advances or Subservicer  Advances have not been  included in the amount of the Realized  Loss in the related  Mortgage  Loan,  and shall  distribute  the same to the Class SB
Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02.

                  (b)      Subject to subsection  (c) below,  prior to the later of the third  Business Day prior to each  Distribution
Date or the related  Determination  Date, the Master  Servicer shall  determine  whether any Realized Losses (other than Excess Special
Hazard Losses,  Excess Bankruptcy Losses,  Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class SB Certificates on such  Distribution  Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential  Funding of the amount of such  Realized  Loss and shall  distribute  the same to the  Class SB  Certificateholders  in the same  manner as if such amount  were to be  distributed  pursuant  to  Section  4.02;  provided,  however,  that the  amount of such  demand in  respect of any
Distribution  Date shall in no event be greater than the sum of (i) the  additional amount of Accrued  Certificate  Interest that would have been paid for the Class SB  Certificateholders  on such  Distribution Date had such Realized Loss or Losses not occurred plus (ii)
the amount of the reduction in the Certificate  Principal  Balances of the Class SB  Certificates on such Distribution Date due to such
Realized  Loss  or  Losses.  Notwithstanding  such  payment,  such  Realized  Losses  shall  be  deemed  to  have  been  borne  by  the
Certificateholders  for purposes of Section 4.05.  Excess Special  Hazard Losses,  Excess Fraud Losses,  Excess  Bankruptcy  Losses and
Extraordinary Losses allocated to the Class SB Certificates will not be covered by the Subordinate Certificate Loss Obligation.

                  (c)      Demands for  payments  pursuant to this Section  shall be made prior to the later of the third  Business Day prior to each  Distribution Date or the related  Determination  Date by the Master Servicer with written notice thereof to the Trustee.
The maximum amount that  Residential  Funding shall be required to pay pursuant to this Section on any  Distribution  Date (the "Amount
Available")  shall be equal to the lesser of (X) ________  minus the sum of (i) all previous  payments made under  subsections  (a) and
(b) hereof and (ii) all draws  under the Limited  Guaranty  made in lieu of such  payments as  described  below in  subsection  (d) and
(Y) the then  outstanding  Certificate  Principal  Balances of the Class SB  Certificates,  or such lower amount as may be  established pursuant to Section 12.02.  Residential  Funding's  obligations as described in this Section are referred to herein as the "Subordinate
Certificate Loss Obligation."

                  (d)      The Trustee will  promptly  notify  General  Motors  Acceptance  Corporation  of any failure of  Residential
Funding to make any payments  hereunder and shall demand payment  pursuant to the limited guaranty (the "Limited  Guaranty"),  executed by [General  Motors  Acceptance  Corporation,  of Residential  Funding's  obligation to make payments  pursuant to this Section,  in an amount equal to the lesser of (i) the Amount  Available and (ii) such required  payments,  by delivering to General  Motors  Acceptance
Corporation a written demand for payment by wire transfer,  not later than the second Business Day prior to the  Distribution  Date for such month, with a copy to the Master Servicer.

                  (e)      All  payments  made by  Residential  Funding  pursuant  to this  Section or amounts  paid under the  Limited
Guaranty shall be deposited  directly in the  Certificate  Account,  for  distribution on the  Distribution  Date for such month to the
Class SB Certificateholders.

                  (f)      The  Depositor  shall have the  option,  in its sole  discretion,  to  substitute  for either or both of the
Limited  Guaranty  or the  Subordinate  Certificate  Loss  Obligation  another  instrument  in the  form of a  corporate  guaranty,  an irrevocable  letter of credit,  a surety  bond,  insurance  policy or  similar  instrument  or a reserve  fund;  provided  that (i) the
Depositor  obtains  (subject to the provisions of Section  10.01(f) as if the Depositor was  substituted for the Master Servicer solely for the purposes of such  provision)  an Opinion of Counsel  (which need not be an opinion of  independent  counsel) to the effect that obtaining such substitute  corporate  guaranty,  irrevocable letter of credit,  surety bond,  insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund,  including without limitation,  any federal tax imposed on  "prohibited  transactions"  under  Section  860(F)(a)(1)  of the Code or on  "contributions  after the startup  date" under
Section  860(G)(d)(1)  of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the  substitute  Limited Guaranty or Subordinate  Certificate Loss Obligation is
for an initial  amount not less than the then current  Amount  Available  and  contains  provisions  that are in all material  respects equivalent  to the original  Limited  Guaranty or  Subordinate  Certificate  Loss  Obligation  (including  that no portion of the fees, reimbursements or other  obligations under any such instrument will be borne by the Trust Fund),  (B) the long term debt obligations of any obligor of any substitute  Limited Guaranty or Subordinate  Certificate Loss Obligation (if not supported by the Limited  Guaranty)
shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors  Acceptance  Corporation as of the date of  issuance  of the  Limited  Guaranty  and (b) the rating of the long term debt  obligations  of General  Motors  Acceptance
Corporation at the date of such  substitution  and (C) if the Class SB  Certificates  have been rated,  the Depositor  obtains  written confirmation  from each Rating  Agency that rated the Class SB  Certificates  at the request of the  Depositor  that such  substitution shall not lower the rating on the  Class SB  Certificates  below the lesser of (a) the  then-current  rating  assigned to the  Class SB
Certificates  by such Rating  Agency and (b) the original  rating  assigned to the Class SB  Certificates  by such Rating  Agency.  Any replacement  of the Limited  Guaranty or Subordinate  Certificate  Loss  Obligation  pursuant to this Section shall be accompanied by a written  Opinion of Counsel to the  substitute  guarantor  or obligor,  addressed to the Master  Servicer  and the  Trustee,  that such substitute  instrument  constitutes  a legal,  valid and binding  obligation of the  substitute  guarantor or obligor,  enforceable  in accordance  with its terms,  and  concerning  such other  matters as the Master  Servicer  and the Trustee  shall  reasonably  request.
Neither the  Depositor,  the Master  Servicer nor the Trustee shall be obligated to substitute  for or replace the Limited  Guaranty or
Subordinate Certificate Loss Obligation under any circumstance.

                  Section  12.02.  Amendments  Relating to the  Limited  Guaranty.  Notwithstanding  Sections  11.01 or 12.01:  (i) the
provisions  of this Article XII may be amended,  superseded  or deleted,  (ii) the Limited  Guaranty or  Subordinate  Certificate  Loss
Obligation may be amended,  reduced or canceled,  and (iii) any other provision of this Agreement which is related or incidental to the matters  described in this  Article XII may be amended in any manner;  in each case by written  instrument  executed or consented to by the Depositor and Residential Funding but without the consent of any  Certificateholder  and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional  obligation on, or otherwise  adversely  affect the interests of, the Master  Servicer or the Trustee,  as  applicable;  provided  that the Depositor  shall also obtain a letter from each
Rating  Agency that rated the  Class SB  Certificates  at the request of the  Depositor to the effect that such  amendment,  reduction, deletion  or  cancellation  will not lower the rating on the  Class SB  Certificates  below the lesser of (a) the  then-current  rating assigned to the Class SB  Certificates by such Rating Agency and (b) the original rating assigned to the Class SB  Certificates by such
Rating  Agency,  unless  (A) the  Holder of 100% of the Class SB  Certificates  is  Residential  Funding or an Affiliate of Residential
Funding, or (B) such amendment,  reduction,  deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Depositor  obtains  (subject to the provisions of Section 10.01(f) as if the Depositor was substituted for the Master Servicer solely for the purposes of such provision),  in the case of a material amendment or supersession (but not a reduction,  cancellation or deletion of the Limited Guaranty or the Subordinate  Certificate Loss Obligation),  an Opinion of Counsel (which need not be an opinion of independent  counsel) to the effect that any such amendment or supersession  will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation,  any federal tax imposed on "prohibited  transactions" under Section 860F(a)(1) of the
Code or on  "contributions  after the startup date" under Section  860G(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a
REMIC at any time that any  Certificate is outstanding.  A copy of any such instrument  shall be provided to the Trustee and the Master
Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                                                                                                              EXHIBIT L

                                                       FORM OF LIMITED GUARANTY
                                               RESIDENTIAL ASSET SECURITIES CORPORATION

                                            Mortgage Asset-Backed Pass-Through Certificates
                                                          Series 20[__]-KS[_]

                                                                                                                       __________, 20__

[__________________]
[__________________]
[__________________]

Attention:  Residential Funding Corporation Series 20[__]-KS[_]

Ladies and Gentlemen:

                  WHEREAS,  Residential Funding Corporation,  a Delaware corporation  ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation,  a New York corporation ("GMAC"),  plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of [___] 1, 20[__] (the "Servicing  Agreement"),  among Residential
Asset Securities  Corporation (the "Depositor"),  Residential  Funding and  [________________]  (the "Trustee") as amended by Amendment
No. ___ thereto, dated as of ________, with respect to the Mortgage Asset-Backed  Pass-Through  Certificates,  Series 20[__]-KS[_] (the
"Certificates"); and

                  WHEREAS,  pursuant to Section 12.01 of the Servicing  Agreement,  Residential  Funding agrees to make payments to the
Holders of the Class SB Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

                  WHEREAS,  GMAC desires to provide  certain  assurances  with respect to the ability of Residential  Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

                  NOW THEREFORE,  in consideration of the premises herein contained and certain other good and valuable  consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

2.       Provision of Funds.  (a) GMAC agrees to contribute and deposit in the  Certificate  Account on behalf of  Residential  Funding
(or otherwise provide to Residential  Funding, or to cause to be made available to Residential  Funding),  either directly or through a subsidiary,  in any case prior to the related  Distribution Date, such moneys as may be required by Residential  Funding to perform its
Subordinate  Certificate  Loss  Obligation  when and as the same arises from time to time upon the demand of the Trustee in  accordance with Section 12.01 of the Servicing Agreement.

                  (b)      The agreement set forth in the preceding  clause (a) shall be absolute,  irrevocable and  unconditional  and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in  Residential  Funding, by any insolvency,  bankruptcy,  dissolution or other proceeding  affecting  Residential Funding or any other person, by any defense or right of counterclaim,  set-off or recoupment that GMAC may have against  Residential  Funding or any other person or by any other fact
or  circumstance.   Notwithstanding  the  foregoing,  GMAC's  obligations  under  clause  (a)  shall  terminate  upon  the  earlier  of
(x) substitution  for this Limited  Guaranty  pursuant to Section  12.01(f) of the Servicing  Agreement,  or (y) the termination of the
Trust Fund pursuant to the Servicing Agreement.

3.       Waiver.  GMAC  hereby  waives any failure or delay on the part of  Residential  Funding,  the  Trustee or any other  person in asserting or enforcing any rights or in making any claims or demands  hereunder.  Any defective or partial  exercise of any such rights shall not preclude any other or further exercise of that or any other such right.  GMAC further waives demand,  presentment,  notice of default,  protest,  notice of acceptance and any other notices with respect to this Limited Guaranty,  including,  without  limitation, those of action or non-action on the part of Residential Funding or the Trustee.

4.       Modification,  Amendment and  Termination.  This Limited  Guaranty may be modified,  amended or terminated only by the written agreement of GMAC and the Trustee and only if such  modification,  amendment or  termination  is permitted  under  Section 12.02 of the
Servicing  Agreement.  The  obligations  of GMAC  under  this  Limited  Guaranty  shall  continue  and  remain in effect so long as the
Servicing  Agreement  is not  modified or amended in any way that might  affect the  obligations  of GMAC under this  Limited  Guaranty without the prior written consent of GMAC.

5.       Successor.  Except as otherwise  expressly  provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

6.       Governing Law.  This Limited Guaranty shall be governed by the laws of the State of New York.

7.       Authorization  and  Reliance.  GMAC  understands  that a copy of this  Limited  Guaranty  shall be delivered to the Trustee in connection with the execution of Amendment No. __ to the Servicing  Agreement and GMAC hereby  authorizes the Depositor and the Trustee to rely on the covenants and agreements set forth herein.

8.       Definitions.  Capitalized  terms used but not  otherwise  defined  herein shall have the meaning  given them in the  Servicing
Agreement.

9.       Counterparts.  This  Limited  Guaranty may be executed in any number of  counterparts,  each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

                  IN WITNESS  WHEREOF,  GMAC has caused this Limited  Guaranty to be executed and delivered by its respective  officers thereunto duly authorized as of the day and year first above written.

                                                              GENERAL MOTORS ACCEPTANCE
                                                              CORPORATION

                                                              By:__________________________________________________
                                                              Name:________________________________________________
                                                              Title:_______________________________________________

Acknowledged by:

[__________________________],
  as Trustee

By:__________________________________________________
Name:________________________________________________
Title:_______________________________________________

RESIDENTIAL ASSET SECURITIES
CORPORATION

By:__________________________________________________
Name:________________________________________________
Title:_______________________________________________

                                                                                                                              EXHIBIT M

                                     FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                                                                                       __________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

[__________________]
[__________________]
[__________________]

Attention:  Residential Funding Corporation Series 20[__]-KS[_]

         Re:      Mortgage Asset-Backed Pass-Through Certificates,
                  Series 20[__]-KS[_] Assignment of Mortgage Loan

Ladies and Gentlemen:

         This letter is delivered to you in  connection  with the  assignment  by U.S Bank  National  Association  (the  "Trustee")  to
_______________________  (the  "Lender")  of  _______________  (the  "Mortgage  Loan")  pursuant to Section  3.13(d) of the Pooling and
Servicing  Agreement  (the  "Pooling  and  Servicing  Agreement"),  dated as of [___] 1,  20[__]  among  Residential  Asset  Securities
Corporation,  as depositor (the "Depositor"),  Residential Funding  Corporation,  as master servicer,  and the Trustee.  All terms used herein and not  otherwise  defined  shall have the  meanings  set forth in the  Pooling  and  Servicing  Agreement.  The Lender  hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

(ii)     the Mortgage Loan is secured by Mortgaged  Property  located in a jurisdiction  in which an assignment in lieu of satisfaction is required to preserve  lien  priority,  minimize or avoid  mortgage  recording  taxes or  otherwise  comply  with,  or  facilitate  a refinancing under, the laws of such jurisdiction;

(iii)    the  substance  of the  assignment  is,  and is  intended  to be,  a  refinancing  of such  Mortgage  Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(iv)     the Mortgage Loan  following the proposed  assignment  will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(v)      such assignment is at the request of the borrower under the related Mortgage Loan.

                                                              Very truly yours,

___________________________________________________________________________________________________________________
                                                              (Lender)

                                                              By:__________________________________________________
                                                              Name:________________________________________________
                                                              Title:_______________________________________________

                                                                                                                              EXHIBIT N

                                              FORM OF RULE 144A INVESTMENT REPRESENTATION

                                        Description of Rule 144A Securities, including numbers:
                                            _______________________________________________
                                            _______________________________________________
                                            _______________________________________________
                                            _______________________________________________

                  The undersigned seller, as registered holder (the "Seller"),  intends to transfer the Rule 144A Securities  described above to the undersigned buyer (the "Buyer").

1.       In  connection  with such transfer and in  accordance  with the  agreements  pursuant to which the Rule 144A  Securities  were issued,  the  Seller  hereby  certifies  the  following  facts:  Neither  the Seller  nor  anyone  acting on its  behalf  has  offered, transferred,  pledged,  sold or otherwise  disposed of the Rule 144A Securities,  any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer,  pledge or other disposition of the Rule 144A Securities,  any interest in the Rule 144A  Securities or any other similar  security  from, or otherwise  approached or negotiated  with respect to the
Rule 144A Securities,  any interest in the Rule 144A Securities or any other similar  security with, any person in any manner,  or made any general  solicitation by means of general  advertising or in any other manner,  or taken any other action,  that would constitute a distribution  of the Rule 144A  Securities  under the  Securities  Act of 1933,  as amended (the "1933 Act"),  or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require  registration  pursuant  thereto,  and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another  "qualified  institutional  buyer" as defined in Rule 144A under the 1933 Act.

2.       The Buyer,  pursuant to Section 5.02 of the Pooling and Servicing  Agreement  (the  "Agreement"),  dated as of [___] 1, 20[__]
among  Residential  Funding  Corporation,  as master servicer (the "Master  Servicer"),  Residential Asset Securities  Corporation,  as
depositor (the  "Depositor"),  and  [___________________],  as trustee (the "Trustee")  warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer as follows:

a.       The Buyer  understands  that the Rule 144A Securities  have not been  registered  under the 1933 Act or the securities laws of any state.

b.       The Buyer  considers  itself a  substantial,  sophisticated  institutional  investor  having such  knowledge and experience in financial  and  business  matters  that it is  capable of  evaluating  the  merits  and risks of  investment  in the Rule 144A
         Securities.

c.       The Buyer has been furnished with all  information  regarding the Rule 144A  Securities that it has requested from the Seller, the Trustee or the Servicer.

d.       Neither the Buyer nor anyone acting on its behalf has offered,  transferred,  pledged,  sold or otherwise disposed of the Rule
         144A  Securities,  any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Rule 144A Securities,  any interest in the Rule 144A Securities or any other similar security from, or otherwise  approached or negotiated with respect to the Rule 144A Securities,  any interest in the Rule 144A  Securities or any other similar  security with, any person in any manner,  or made any general  solicitation by means of general  advertising or in any other manner,  or taken any other action,  that would constitute a distribution of the
         Rule 144A  Securities  under the 1933 Act or that would  render the  disposition  of the Rule 144A  Securities  a violation of
         Section  5 of the 1933 Act or  require  registration  pursuant  thereto,  nor will it act,  nor has it  authorized  or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

e.       The Buyer is a  "qualified  institutional  buyer" as that term is defined  in Rule 144A  under the 1933 Act and has  completed either of the forms of  certification  to that  effect  attached  hereto as Annex I or Annex II.  The Buyer is aware  that the sale to it is being made in reliance on Rule 144A.  The Buyer is  acquiring  the Rule 144A  Securities  for its own account or the accounts of other qualified  institutional  buyers,  understands that such Rule 144A Securities may be resold,  pledged or transferred  only (i) to a person  reasonably  believed  to be a  qualified  institutional  buyer that  purchases  for its own account or for the account of a qualified  institutional buyer to whom notice is given that the resale,  pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

3.       The Buyer of Class B Certificates  represents by virtue of its purchase or holding of such  Certificate (or interest  therein)
that either

a.       it is not an employee benefit plan or other plan or arrangement subject to the prohibited  transaction  provisions of ERISA or
         Section  4975 of the Code,  or any person  (including  an insurance  company  investing  its general  account,  an  investment manager,  a named  fiduciary  or a  trustee  of any such  plan) who is using  "plan  assets"  of any such plan to effect  such acquisition (each of the foregoing, a "Plan Investor");

b.       [if at the time of such  purchase,  the rating of the Class B  Certificates  is BBB- or better][it has acquired and is holding such Certificate in reliance on U.S.  Department of Labor  Prohibited  Transaction  Exemption  ("PTE") 94-29, as most recently amended,  67 Fed. Reg. 54487 (Aug. 22, 2002) (the "RFC Exemption"),  and that it understands that there are certain conditions to the availability of the RFC Exemption  including that such  Certificate  must be rated, at the time of purchase,  not lower than "BBB-" (or its equivalent) by Fitch, Standard & Poor's or Moody's;]

c.       (i) such Buyer is an  insurance  company,  (ii) the source of funds used to purchase  or hold such  Certificate  (or  interest therein) is an "insurance  company general  account" (as defined in Prohibited  Transaction  Class Exemption  ("PTCE") 95-60),
         and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied; or

d.       has provided the Trustee,  the  Depositor  and the Master  Servicer  with an Opinion of Counsel  acceptable to and in form and substance  satisfactory to the Trustee,  the Depositor,  and the Master Servicer to the effect that the purchase or holding of this Certificate is permissible under applicable law, will not constitute or result in any non-exempt  prohibited  transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent  enactments),  and will not subject the  Trustee,  the  Depositor,  or the Master  Servicer to any  obligation  or  liability  (including  obligations  or liabilities  under ERISA or Section  4975 of the Code) in addition to those  undertaken  in the  Agreement,  which  Opinion of
         Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

4.       The Buyer of Class SB Certificates or Class R Certificates

a.       is not a Plan Investor; or

b.       has provided the Trustee,  the  Depositor  and the Master  Servicer  with an Opinion of Counsel  acceptable to and in form and substance  satisfactory to the Trustee,  the Depositor,  and the Master Servicer to the effect that the purchase or holding of this Certificate is permissible under applicable law, will not constitute or result in any non-exempt  prohibited  transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent  enactments),  and will not subject the  Trustee,  the  Depositor,  or the Master  Servicer to any  obligation  or  liability  (including  obligations  or liabilities  under ERISA or Section  4975 of the Code) in addition to those  undertaken  in the  Agreement,  which  Opinion of
         Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

5.       This document may be executed in one or more counterparts and by the different parties hereto on separate  counterparts,  each of which,  when so  executed,  shall be deemed to be an  original;  such  counterparts,  together,  shall  constitute  one and the same document.

         IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

______________________________                               ______________________________
Print Name of Seller                                         Print Name of Purchaser

By:  ___________________________________________________     By:  ___________________________________________________
     Name:                                                        Name:
     Title:                                                       Title:

Taxpayer Identification:                                     Taxpayer Identification:

No._____________________________________________________     No._____________________________________________________

Date:___________________________________________________     Date:___________________________________________________

                                                                                                                   ANNEX I TO EXHIBIT N

                                       QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                                        [For Buyers Other Than Registered Investment Companies]

         The  undersigned  hereby  certifies  as follows  in  connection  with the Rule 144A  Investment  Representation  to which this
Certification is attached:

1._______As indicated  below,  the  undersigned is the President,  Chief  Financial  Officer,  Senior Vice President or other executive officer of the Buyer.

2.       In connection  with  purchases by the Buyer,  the Buyer is a "qualified  institutional  buyer" as that term is defined in Rule
144A  under  the  Securities  Act of 1933  ("Rule  144A")  because  (i) the  Buyer  owned  and/or  invested  on a  discretionary  basis
$______________________  in securities (except for the excluded  securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being  calculated  in  accordance  with Rule 144A) and (ii) the Buyer  satisfies  the criteria in the category marked below.

         ___      Corporation,  etc.  The  Buyer  is a  corporation  (other  than a bank,  savings  and  loan  association  or  similar institution),  Massachusetts or similar business trust, partnership,  or charitable organization described in Section
                  501(c)(3) of the Internal Revenue Code.

         ___      Bank. The Buyer (a) is a national bank or banking  institution  organized  under the laws of any State,  territory or the District of Columbia,  the business of which is substantially  confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution,  and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements,  a copy of which is attached hereto.

         ___      Savings and Loan. The Buyer (a) is a savings and loan association,  building and loan association,  cooperative bank, homestead  association  or similar  institution,  which is  supervised  and examined by a State or Federal  authority having supervision over any such institutions or is a foreign savings and loan association or equivalent  institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

         ___      Broker-Dealer.  The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

         ___      Insurance Company.  The Buyer is an insurance company whose primary and predominant  business activity is the writing of insurance or the reinsuring of risks  underwritten  by insurance  companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

         ___      State or Local Plan. The Buyer is a plan  established and maintained by a State, its political  subdivisions,  or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

         ___      ERISA Plan.  The Buyer is an employee  benefit plan within the meaning of Title I of the Employee  Retirement  Income
                  Security Act of 1974, as amended ("ERISA").

         ___      Investment Adviser.   The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

         ___      SBIC. The Buyer is a Small Business  Investment  Company  licensed by the U.S.  Small Business  Administration  under
                  Section 301(c) or (d) of the Small Business Investment Act of 1958.

         ___      Business  Development  Company.  The Buyer is a business  development company as defined in Section 202(a)(22) of the
                  Investment Advisers Act of 1940.

         ___      Trust  Fund.  The  Buyer is a trust  fund  whose  trustee  is a bank or trust  company  and  whose  participants  are exclusively  (a)  plans  established  and  maintained  by a State,  its  political  subdivisions,  or any  agency  or instrumentality  of the State or its  political  subdivisions,  for the  benefit of its  employees,  or (b)  employee benefit  plans within the meaning of Title I of the Employee  Retirement  Income  Security Act of 1974,  but is not a
                  trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3.       The term  "securities"  as used herein does not include (i)  securities of issuers that are  affiliated  with the Buyer,  (ii)
securities that are part of an unsold  allotment to or  subscription  by the Buyer, if the Buyer is a dealer,  (iii) bank deposit notes and certificates of deposit,  (iv) loan participations,  (v) repurchase  agreements,  (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4.       For purposes of determining the aggregate  amount of securities  owned and/or invested on a discretionary  basis by the Buyer, the Buyer  used the cost of such  securities  to the Buyer and did not  include  any of the  securities  referred  to in the  preceding paragraph.  Further,  in  determining  such aggregate  amount,  the Buyer may have included  securities  owned by  subsidiaries  of the
Buyer,  but only if such  subsidiaries  are  consolidated  with the Buyer in its  financial  statements  prepared  in  accordance  with generally  accepted  accounting  principles  and if the  investments  of such  subsidiaries  are managed  under the Buyer's  direction.
However,  such securities were not included if the Buyer is a  majority-owned,  consolidated  subsidiary of another  enterprise and the
Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5.       The Buyer  acknowledges  that it is familiar with Rule 144A and understands that the seller to it and other parties related to the  Certificates  are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

____             ___          Will the Buyer be purchasing the Rule 144A
Yes              No           Securities for the Buyer's own account?
6.       If the answer to the foregoing  question is "no",  the Buyer agrees that, in connection  with any purchase of securities  sold to the Buyer for the account of a third party  (including any separate  account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified  institutional  buyer"  within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase  securities for a third party unless the Buyer has obtained a current  representation letter  from  such  third  party or taken  other  appropriate  steps  contemplated  by Rule 144A to  conclude  that  such  third  party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

7.       The Buyer  will  notify  each of the  parties to which  this  certification  is made of any  changes  in the  information  and conclusions  herein.  Until such notice is given,  the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

___________________________________________________________________________________________________________________
                                                     Print Name of Buyer

                                                     By:      _____________________________________________________
                                                              Name:
                                                              Title:

                                                     Date:    _____________________________________________________

                                                                                                                  ANNEX II TO EXHIBIT N

                                       QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                                         [For Buyers That Are Registered Investment Companies]

         The  undersigned  hereby  certifies  as follows  in  connection  with the Rule 144A  Investment  Representation  to which this
Certification is attached:

8.       As indicated  below,  the undersigned is the President,  Chief Financial  Officer or Senior Vice President of the Buyer or, if
the Buyer is a "qualified  institutional  buyer" as that term is defined in Rule 144A under the  Securities  Act of 1933 ("Rule  144A")
because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

9.       In connection  with  purchases by Buyer,  the Buyer is a "qualified  institutional  buyer" as defined in SEC Rule 144A because
(i) the Buyer is an investment  company  registered  under the  Investment  Company Act of 1940,  and (ii) as marked  below,  the Buyer alone, or the Buyer's Family of Investment  Companies,  owned at least  $100,000,000 in securities (other than the excluded  securities referred to below) as of the end of the Buyer's most recent fiscal year.  For purposes of  determining  the amount of securities  owned by the  Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

         ____     The Buyer owned  $___________________  in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         ____     The Buyer is part of a Family of  Investment  Companies  which owned in the aggregate  $______________  in securities
                  (other than the excluded  securities  referred to below) as of the end of the Buyer's  most recent  fiscal year (such amount being calculated in accordance with Rule 144A).

10.      The term  "Family of  Investment  Companies"  as used herein  means two or more  registered  investment  companies  (or series thereof)  that have the same  investment  adviser  or  investment  advisers  that are  affiliated  (by virtue of being  majority  owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

11.      The term  "securities"  as used herein does not include (i)  securities of issuers that are  affiliated  with the Buyer or are part of the Buyer's Family of Investment  Companies,  (ii) bank deposit notes and certificates of deposit,  (iii) loan  participations,
(iv) repurchase agreements,  (v) securities owned but subject to a repurchase agreement and (vi) currency,  interest rate and commodity swaps.

12.      The Buyer is  familiar  with Rule 144A and  understands  that each of the  parties  to which  this  certification  is made are relying and will  continue  to rely on the  statements  made herein  because one or more sales to the Buyer will be in reliance on Rule
144A.  In addition, the Buyer will only purchase for the Buyer's own account.

13.      The  undersigned  will notify each of the parties to which this  certification  is made of any changes in the  information and conclusions  herein.  Until such  notice,  the  Buyer's  purchase of Rule 144A  Securities  will  constitute  a  reaffirmation  of this certification by the undersigned as of the date of such purchase.

___________________________________________________________________________________________________________________
                                                     Print Name of Buyer

                                                     By:      _____________________________________________________
                                                              Name:
                                                              Title:

                                                     IF AN ADVISER:

                                                     Print Name of Buyer

                                                     Date:    _____________________________________________________

                                                                                                                              EXHIBIT O

                                                              [RESERVED]

                                                                                                                              EXHIBIT P

                                                  FORM OF ERISA REPRESENTATION LETTER

                                                                                                                       __________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

[__________________]
[__________________]
[__________________]

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

Attention: Residential Asset Securities Corporation Series 20[__]-KS[_]

Re:      Mortgage Asset-Backed Pass-Through Certificates,
         Series 20[__]-KS[_], Class SB

Ladies and Gentlemen:

         [____________________________________]  (the  "Purchaser")  intends to  purchase  from  [______________________________]  (the
"Seller")  $[____________]  Initial  Certificate  Principal  Balance  of  Mortgage  Asset-Backed  Pass-Through   Certificates,   Series
20[__]-KS[_],  Class ____  (the  "Certificates"),  issued  pursuant to the Pooling and Servicing  Agreement (the "Pooling and Servicing
Agreement"),  dated as of [___] 1,  20[__]  among  Residential  Asset  Securities  Corporation,  as the  depositor  (the  "Depositor"),
Residential Funding  Corporation,  as master servicer (the "Master Servicer") and  [_______________],  as trustee (the "Trustee").  All terms used herein and not otherwise  defined shall have the meanings set forth in the Pooling and  Servicing  Agreement.  The Purchaser
hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that:

                  (a)      The  Purchaser  is not an  employee  benefit  plan or other plan or  arrangement  subject to the  prohibited transaction  provisions of the Employee  Retirement Income Security Act of 1974, as amended ("ERISA"),  or Section 4975 of the
         Internal Revenue Code of 1986, as amended (the "Code"),  or any person  (including an insurance  company investing its general account,  an investment  manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each of the foregoing, a "Plan Investor"); or

                  (b)      The  Purchaser has provided the Trustee,  the  Depositor and the Master  Servicer with an Opinion of Counsel acceptable  to and in form and substance  satisfactory  to the Trustee,  the  Depositor and the Master  Servicer to the effect that the purchase or holding of  Certificates  is  permissible  under  applicable  law,  will not  constitute or result in any non-exempt  prohibited  transaction  under Section 406 of ERISA or Section 4975 of the Code (or  comparable  provisions of any subsequent  enactments),  and will not subject  the  Trustee,  the  Depositor  or the Master  Servicer  to any  obligation  or liability  (including  obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing  Agreement,  which  Opinion of Counsel shall not be at the expense of the Trustee,  the Depositor or the Master Servicer.

         In addition,  the Purchaser hereby certifies,  represents and warrants to, and covenants with, the Depositor,  the Trustee and the Master  Servicer that the Purchaser will not transfer such  Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either (a) or (b) above.

                                                     Very truly yours,

                                                     _______________________________________
                                                     (Purchaser)

                                                     By: ____________________________________
                                                     Name: __________________________________
                                                     Title: ___________________________________

                                                                                                                              EXHIBIT Q

                                                              [RESERVED]

                                                                                                                              EXHIBIT R

                                                         ASSIGNMENT AGREEMENT

                                               (a copy can be obtained from the Trustee)

                                                                                                                              EXHIBIT S

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by the Trustee shall address,  at a minimum,  the criteria identified as below as
"Applicable Servicing Criteria":

----------------------------------------------------------------------------------------------------- --------------------------
                                                                                                        Applicable Servicing
                                         Servicing Criteria                                                   Criteria
----------------------------------------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
          Reference                                           Criteria
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                                  General Servicing Considerations
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(1)(i)                   Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(1)(ii)                  If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(1)(iii)                 Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(1)(iv)                  A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                                 Cash Collection and Administration
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(2)(i)                   Payments on pool assets are deposited into the appropriate custodial             |X|
                                bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(2)(ii)                  Disbursements made via wire transfer on behalf of an obligor or to               |X|
                                an investor are made only by authorized personnel.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(2)(iii)                 Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(2)(iv)                  The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash)
                                as set forth in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(2)(v)                   Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.
                                For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
                                13k-1(b)(1) of the Securities Exchange Act.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(2)(vi)                  Unissued checks are safeguarded so as to prevent unauthorized access.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(2)(vii)                 Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A)
                                mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and
                                (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                                 Investor Remittances and Reporting
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(3)(i)                   Reports to investors, including those to be filed with the
                                Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the servicer.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(3)(ii)                  Amounts due to investors are allocated and remitted in accordance                |X|
                                with timeframes, distribution priority and other terms set forth in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(3)(iii)                 Disbursements made to an investor are posted within two business                 |X|
                                days to the servicer's investor records, or such other number of days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(3)(iv)                  Amounts remitted to investors per the investor reports agree with                |X|
                                cancelled checks, or other form of payment, or custodial bank statements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                                     Pool Asset Administration
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(4)(i)                   Collateral or security on pool assets is maintained as                           |X|
                                required by the transaction agreements or related asset pool documents.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(4)(ii)                  Pool assets and related documents are safeguarded as required by the             |X|
                                transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(4)(iii)                 Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(4)(iv)                  Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items
                                (e.g., escrow) in accordance with the related pool asset documents.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(4)(v)                   The servicer's records regarding the pool assets agree with the servicer's records with respect to an obligor's unpaid principal balance.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(4)(vi)                  Changes with respect to the terms or status of an obligor's pool asset (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(4)(vii)                 Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(4)(viii)                Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(4)(ix)                  Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(4)(x)                   Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(4)(xi)                  Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(4)(xii)                 Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(4)(xiii)                Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(4)(xiv)                 Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(4)(xv)                  Any external enhancement or other support, identified in Item
                                1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------

                                                                                                                            EXHIBIT T-1

                                                    FORM OF FORM 10-K CERTIFICATION

         I, [identify the certifying individual], certify that:

1.       I have  reviewed  the  annual  report  on Form  10-K for the  fiscal  year  [____],  and all  reports  on Form 8-K  containing distribution  or servicing  reports filed in respect of periods  included in the year covered by that annual report,  of the trust (the
"Trust") created pursuant to the Pooling and Servicing  Agreement dated as of [___] 1, 20[__] (the "P&S Agreement")  among  Residential
Asset Securities  Corporation (the "Depositor"),  Residential  Funding  Corporation (the "Master Servicer") and  [______________]  (the
"Trustee");

2.       Based on my  knowledge,  the  information  in these  reports,  taken as a whole,  does not contain any untrue  statement  of a material fact or omit to state a material fact necessary to make the statements  made, in light of the  circumstances  under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3.       Based on my knowledge,  the servicing  information required to be provided to the Trustee by the Master Servicer under the P&S
Agreement for inclusion in these reports is included in these reports;

4.       I am  responsible  for reviewing the  activities  performed by the Master  Servicer  under the P&S Agreement and based upon my knowledge and the annual  compliance  review  required under the P&S  Agreement,  and,  except as disclosed in the reports,  the Master
Servicer has fulfilled its obligations under the P&S Agreement; and

5.       The reports disclose all significant  deficiencies  relating to the Master  Servicer's  compliance with the minimum  servicing standards  based upon the report provided by an independent  public  accountant,  after  conducting a review in compliance with the P&S
Agreement, that is included in these reports.

         In giving the certifications  above, I have reasonably relied on the information provided to me by the following  unaffiliated parties:  [the Trustee].

         IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.

                                                                       ____________________________
                                                                       Name:
                                                                       Title:

* to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                                                                                                            EXHIBIT T-2

                                        FORM OF BACK-UP CERTIFICATE TO FORM 10-K CERTIFICATION

         The undersigned, a Responsible Officer of [______________] (the "Trustee") certifies that:

1.       The Trustee has  performed  all of the duties  specifically  required to be performed by it pursuant to the  provisions of the
         Pooling and Servicing  Agreement  dated as of [___] 1, 20[__] (the  "Agreement")  by and among  Residential  Asset  Securities
         Corporation,  as Depositor,  Residential  Funding  Corporation,  as Master  Servicer,  and the Trustee in accordance  with the standards set forth therein.

2.       Based on my knowledge,  the list of  Certificateholders  as shown on the  Certificate  Register as of the end of each calendar year that is provided by the Trustee  pursuant to  Section 4.03(e)(I) of  the  Agreement is accurate as of the last day of the
         20[  ] calendar year.

         Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

         IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.

                                                                       ____________________________
                                                                       Name:
                                                                       Title:

                                                                                                                              EXHIBIT U

        INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO REPORTABLE MODIFIED MORTGAGE LOANS

Account number
Transaction Identifier
Unpaid Principal Balance prior to Modification
Next Due Date
Monthly Principal and Interest Payment
Total Servicing Advances
Current Interest Rate
Original Maturity Date
Original Term to Maturity (Months)
Remaining Term to Maturity (Months)
Trial Modification Indicator
Mortgagor Equity Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial Modification End Date
Trial Modification Period Principal and Interest Payment
Trial Modification Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest Rate Post Modification
Rate Reduction Start Date
Rate Reduction End Date
Rate Reduction Term
Term Modified Indicator
Modified Amortization Period
Modified Final Maturity Date
Total Advances Written Off
Unpaid Principal Balance Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid Principal Balance Post Write Off
Capitalization Indicator
Mortgagor Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal Balance Post Capitalization Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post Modification
Payment Made Post Capitalization
Delinquency Status to Modification Plan

                                                                                                                              EXHIBIT V

                                FORM OF CERTIFICATE TO BE GIVEN BY CERTIFICATE OWNER

         Euroclear                                            Cedel, societe anonyme
         151 Boulevard Jacqmain                               67 Boulevard Grand-Duchesse Charlotte
         B-1210 Brussels, Belgium                             L-1331 Luxembourg

                  Re: Residential Asset Securities Corporation,  Mortgage Asset-Backed Pass-Through Certificates,  Series 20[__]-KS[_],
                  Class [B][SB],  issued pursuant to the Pooling and Servicing  Agreement dated as of [___] 1, 20[__] among Residential
                  Asset  Securities  Corporation,   Residential  Funding  Corporation,  and  [___________________],   as  Trustee  (the
                  "Certificates").

         This is to certify  that as of the date hereof and except as set forth  below,  the  beneficial  interest in the  Certificates held by you for our account is owned by persons  that are not U.S.  persons (as defined in Rule 901 under the  Securities  Act of 1933, as amended).

         The  undersigned  undertakes to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification  relating to the  Certificates  held by you in which the  undersigned has acquired,  or intends to acquire,  a beneficial interest in accordance with your operating  procedures if any applicable  statement  herein is not correct on such date. In the absence of any such notification, it may be assumed that this certification applies as of such date.

         [This  certification  excepts  beneficial  interests  in and  does not  relate  to U.S.  $_________  principal  amount  of the
Certificates  appearing  in your  books  as  being  held for our  account  but that we have  sold or as to which we are not yet able to certify.]

         We  understand  that this  certification  is required in  connection  with  certain  securities  laws in the United  States of
America.  If administrative  or legal  proceedings are commenced or threatened in connection with which this  certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings.

Dated:                     ,*/      By:                                       ,
                                            Account Holder

                                                                                                                              EXHIBIT W

                                FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR OR CEDEL

         [______________]

         Re:      Residential Asset Securities  Corporation,  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series 20[__]-KS[_],
                  Class [B][SB],  issued pursuant to the Pooling and Servicing  Agreement dated as of [___] 1, 20[__] among Residential
                  Asset  Securities   Corporation,   Residential  Funding  Corporation,   and   [________________],   as  Trustee  (the
                  "Certificates").

         This is to certify  that,  based  solely on  certifications  we have  received in writing,  by tested  telex or by  electronic transmission  from member  organizations  appearing in our records as persons being  entitled to a portion of the principal  amount set forth below (our  "Member  Organizations")  as of the date  hereof,  $____________  principal  amount of the  Certificates  is owned by persons (a) that are not U.S. persons (as defined in Rule 901 under the Securities Act of 1933. as amended (the  "Securities  Act")) or
(b) who purchased their  Certificates (or interests  therein) in a transaction or transactions that did not require  registration under the Securities Act.

         We  further  certify  (a) that we are not making  available  herewith  for  exchange  any  portion  of the  related  Temporary
Regulation S Global Class [B][SB]  Certificate  excepted in such certifications and (b) that as of the date hereof we have not received any  notification  from any of our Member  Organizations  to the effect that the statements made by them with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof

         We  understand  that this  certification  is required in  connection  with  certain  securities  laws of the United  States of
America.  If administrative  or legal  proceedings are commenced or threatened in connection with which this  certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy hereof to any interested party in such proceedings.

Date:                      *                Yours faithfully,

* To be dated no earlier                    By:
than the Effective Date.                    Morgan Guaranty Trust Company of New York, Brussels Office, as Operator of the Euroclear
                                            Clearance System
                                            Cedel, Société anonyme

                                                                                                                              EXHIBIT X

                                                       FORM OF
                                        CERTIFICATE TO BE GIVEN BY TRANSFEREE
                                      OF BENEFICIAL INTEREST IN A REGULATION S
                                               BOOK-ENTRY CERTIFICATE

         Euroclear                                            Cedel, société anonyme
         151 Boulevard Jacqmain                               67 Boulevard Grand-Duchesse Charlotte
         B- 1210 Brussels, Belgium                            L- 1331 Luxembourg

                  Re:      Residential  Asset  Securities  Corporation,   Mortgage  Asset-Backed  Pass-Through   Certificates,   Series
                           20[__]-KS[_],  Class [B][SB],  issued  pursuant to the Pooling and Servicing  Agreement dated as of [___] 1,
                           20[__]  among   Residential   Asset   Securities   Corporation,   Residential   Funding   Corporation,   and
                           [__________________], as Trustee (the "Certificates").

         This is to certify  that as of the date  hereof,  and except as set forth  below,  for  purposes  of  acquiring  a  beneficial interest in the Certificates,  the undersigned  certifies that it is not a U.S. person (as defined in Rule 901 under the Securities Act of 1933, as amended).

         The  undersigned  undertakes to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification  relating  to the  Certificates  held by you in which the  undersigned  intends  to  acquire  a  beneficial  interest  in accordance with your operating  procedures if any applicable  statement  herein is not correct on such date. In the absence of any such notification, it may be assumed that this certification applies as of such date.

         We  understand  that this  certification  is required in  connection  with  certain  securities  laws in the United  States of
America.  If administrative  or legal  proceedings are commenced or threatened in connection with which this  certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings.

Dated:                                                       By:

                                                       FORM OF
                                        TRANSFER CERTIFICATE FOR EXCHANGE OR
                                      TRANSFER FROM 144A BOOK-ENTRY CERTIFICATE
                                       TO REGULATION S BOOK-ENTRY CERTIFICATE

                                                [___________________]

                  Re:      Residential  Asset  Securities  Corporation,   Mortgage  Asset-Backed  Pass-Through   Certificates,   Series
                           20[__]-KS[_],  Class [B][SB],  issued  pursuant to the Pooling and Servicing  Agreement dated as of [___] 1,
                           20[__] (the "Agreement"),  among Residential Asset Securities  Corporation,  Residential Funding Corporation
                           and [___________________], as Trustee (the "Certificates").

         Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

         This letter relates to U.S.  $____________  principal  amount of  Certificates  that are held as a beneficial  interest in the
144A  Book-Entry  Certificate  (CUSIP No.  ________)  with DTC in the name of  [insert  name of  transferor]  (the  "Transferor").  The
Transferor  has  requested  an exchange or transfer of the  beneficial  interest for an interest in the  Permanent  Regulation S Global
Class [B][SB] Certificate (CUSIP No. ________) to be held with [Euroclear] [Cedel] through DTC.

         In connection  with the request and in receipt of the  Certificates,  the Transferor  does hereby certify that the exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Agreement and the Certificates and:

                  (a)      pursuant  to and in  accordance  with  Regulation  S under  the  Securities  Act of 1933,  as  amended  (the
         "Securities Act"), and accordingly the Transferor does hereby certify that:

                           (i)      the offer of the Certificates was not made to a person in the United States of America,

                           [(ii)    at the time the buy order was  originated,  the transferee was outside the United States of America or the Transferor and any person acting on its behalf reasonably  believed that the transferee was outside the United
                  States of America,

                           (ii)     the transaction was executed in, on or through the facilities of a designated  offshore  securities market and neither the Transferor  nor any person acting on its behalf knows that the  transaction  was  pre-arranged with a buyer in the United States of America,]**/

                           (iii)    no directed  selling efforts have been made in  contravention of the requirements of Rule 903(b) or
                  904(b) of Regulation 5, as applicable,

                           (iv)     the  transaction  is not part of a plan or  scheme to evade the  registration  requirements  of the
                  Securities Act, and

                  (b)      with respect to transfers made in reliance on Rule 144 under the Securities  Act, the Transferor does hereby certify that the Certificates are being transferred in a transaction permitted by Rule 144 under the Securities Act.

         This  certification  and the  statements  contained  herein are made for your  benefit  and the  benefit of the issuer and the
[placement agent].

                                                              [Insert name of Transferor]

Date:                                       By:
                                            Title:

                                                                                                                              EXHIBIT Z

                                                       FORM OF
                                       INITIAL PURCHASER EXCHANGE INSTRUCTIONS

Depository Trust Company
55 Water Street
50th Floor
New York, New York 10041

                  Re:      Residential  Asset  Securities  Corporation,   Mortgage  Asset-Backed  Pass-Through   Certificates,   Series
                           20[__]-KS[_],  Class [B][SB],  issued  pursuant to the Pooling and Servicing  Agreement dated as of [___] 1,
                           20[__] (the "Agreement") among Residential Asset Securities  Corporation,  Residential Funding  Corporation,
                           and [__________________], as Trustee (the "Certificates").

         Pursuant to Section  5.02(e) of the  Agreement,  ________________________  (the  "Initial  Purchaser")  hereby  requests  that
$______________  aggregate  principal  amount  of the  Certificates  held by you for  our  account  and  represented  by the  Temporary
Regulation S Global Class [B][SB]  Certificate  (CUSIP No.  ________) (as defined in the Agreement) be exchanged for an equal principal amount represented by the Rule 144A Global Class [B][SB] Certificate (CUSIP No. _______) to be held by you for our account.

Date:                                                [Initial Purchaser]

                                                     By:
                                                     Title:

*        Certification  must be dated on or after the 15th day  before the date of the  Euroclear  or Cedel  certificate  to which this certification releases.
**       Insert one of these two provisions, which come from the definition of "offshore transactions" in Regulation S.